UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Chile Fund, Inc. The First Israel Fund, Inc. The Indonesia Fund, Inc. The Latin America Equity Fund, Inc. The Emerging Markets Telecommunications Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[LOGO]

THE CHILE FUND, INC.
THE FIRST ISRAEL FUND, INC.
THE INDONESIA FUND, INC.
THE LATIN AMERICA EQUITY FUND, INC.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Eleven Madison Avenue
24th Floor
New York, New York 10010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 8, 2009

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each fund, a “Fund” and, collectively, the “Funds”) (each meeting, an “Annual Meeting,” collectively, the “Annual Meetings”) will be held at the offices of Credit Suisse Asset Management, LLC (“CSAM”), Eleven Madison Avenue, 24th Floor, New York, New York 10010 on the following dates and times:

The Indonesia Fund, Inc. (AMEX: “IF”)	May 8, 2009	9:00 a.m. New York time
The First Israel Fund, Inc. (AMEX: “ISL”)	May 8, 2009	10:00 a.m. New York time
The Emerging Markets Telecommunications Fund, Inc. (AMEX: “ETF”)	May 8, 2009	11:00 a.m. New York time
The Chile Fund, Inc. (AMEX: “CH”)	May 8, 2009	1:00 p.m. New York time
The Latin America Equity Fund, Inc. (AMEX: “LAQ”)	May 8, 2009	2:00 p.m. New York time

The purpose of the Annual Meetings is to consider and act upon the following proposal (the “Annual Meeting Proposal”) for each Fund and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

CH — To elect one Director to serve until the annual meeting of shareholders in 2012;

ISL — To elect one Director to serve until the annual meeting of shareholders in 2012;

LAQ — To elect two Directors each to serve until the annual meeting of shareholders in 2012;

IF — To elect two Directors each to serve until the annual meeting of shareholders in 2012; and

ETF — To elect two Directors each to serve until the annual meeting of shareholders in 2012.

The Annual Meeting Proposal is discussed in greater detail in the enclosed Joint Proxy Statement.  You are entitled to notice of, and to vote at, the Annual Meetings if you owned shares of one or more of the Funds at the close of business on March 30, 2009 (“Record Date”).  If you attend the Annual Meetings, you may vote your shares in person.  Even if you expect to attend the Annual Meetings, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit.  All persons wishings to be admitted to the meeting must present photo identification.  If you plan to attend an Annual Meeting, we ask that you call us in advance at (800) 293-1232.

This notice and related proxy material are first being mailed to shareholders on or about April     , 2009.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 8, 2009: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at www.creditsuisse.com/us. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Boards of Directors,

J. Kevin Gao

Secretary

The Chile Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETING PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

               , 2009

New York, New York

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[LOGO]

THE CHILE FUND, INC.
THE FIRST ISRAEL FUND, INC.
THE INDONESIA FUND, INC.
THE LATIN AMERICA EQUITY FUND, INC.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Eleven Madison Avenue
24th Floor
New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on May 8, 2009

TO THE SHAREHOLDERS:  NOTICE IS HEREBY GIVEN that a special meeting of shareholders of each of The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each fund, a “Fund,” collectively, the “Funds”) (each meeting, a “Special Meeting,” collectively, the “Special Meetings”) will be held at the offices of Credit Suisse Asset Management, LLC (“CSAM”), Eleven Madison Avenue, 24th Floor, New York, New York 10010 on the following dates and times:

The Indonesia Fund, Inc. (AMEX: “IF”)	May 8, 2009	9:30 a.m. New York time
The First Israel Fund, Inc. (AMEX: “ISL”)	May 8, 2009	10:30 a.m. New York time
The Emerging Markets Telecommunications Fund, Inc. (AMEX: “ETF”)	May 8, 2009	11:30 a.m. New York time
The Chile Fund, Inc. (AMEX: “CH”)	May 8, 2009	1:30 p.m. New York time
The Latin America Equity Fund, Inc. (AMEX: “LAQ”)	May 8, 2009	2:30 p.m. New York time

The purpose of the Special Meetings is to consider and act upon proposals (the “Special Meeting Proposals”) in connection with (i) the approval of a new investment advisory agreement (each, a “New Advisory Agreement”) with a new investment adviser for each Fund and (ii) the approval of a new investment sub-advisory agreement (each, a “New Sub-Advisory Agreement”) for The Chile Fund, Inc., The Latin America Equity Fund, Inc. and The First Israel Fund, Inc.

As discussed in more detail in the enclosed Joint Proxy Statement, the Board of Directors of each Fund (the “Board”), after deliberations over the past several months, has unanimously approved a New Advisory Agreement between each Fund and Aberdeen Asset Management Investment Services Limited (“Aberdeen”) or, solely with respect to The Indonesia Fund, Inc., Aberdeen Asset Management Asia Limited (“Aberdeen Asia”).  Aberdeen and Aberdeen Asia are wholly owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Boards’ deliberations were prompted by the announcement on December 31, 2008 by Credit Suisse, the corporate parent of CSAM, that it had signed an agreement to sell part of its Global Investors traditional asset management business (the “Sold Businesses”) to Aberdeen PLC (the “Proposed Transaction”).  The Funds are not parties to the Proposed Transaction and Fund shareholders are not being asked to vote on the Proposed Transaction.  The Sold Businesses include the parts of CSAM, Credit Suisse Asset Management Limited (U.K.) (“CSAM UK”) and Credit Suisse Asset Management Limited (Australia) (“CSAM Australia,” together with CSAM UK, the “CSAM Sub-Advisers”) responsible for managing the Funds.  If consummated, the Proposed Transaction would cause each Fund’s existing advisory agreement with CSAM, and each Fund’s existing sub-advisory agreement with the CSAM Sub-Advisers to automatically terminate (the “Terminations”).

In anticipation of the Terminations, the Boards of the Funds, which consist entirely of independent directors who are not “interested persons” of the Funds, Credit Suisse, Aberdeen PLC or their affiliates, met on several occasions to consider alternatives.  On March 18, 2009, after considering alternatives and conducting an extensive analysis of the capabilities and credentials of Aberdeen and Aberdeen Asia, each Fund’s Board unanimously approved the New Advisory Agreements with Aberdeen or, solely with respect to The Indonesia Fund, Inc., Aberdeen Asia.  Advisory fee rates under the New Advisory

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Agreements are the same as or, for certain Funds at certain asset levels, lower than, the rates under the current advisory agreements.  You are now being asked to approve these New Advisory Agreements.

In addition, the Board of The First Israel Fund, Inc. unanimously approved a New Sub-Advisory Agreement among the Fund, Aberdeen and Analyst Exchange and Trading Services Ltd. (“Analyst Exchange”), the existing sub-adviser to the Fund.  The Board of each of The Chile Fund, Inc. and The Latin America Equity Fund, Inc. unanimously approved a New Sub-Advisory Agreement for each such Fund among the Fund, Aberdeen and Celfin Capital Servicios Financieros S.A. (“Celfin”), the existing sub-adviser to these Funds.  Neither Analyst Exchange nor Celfin is affiliated with Credit Suisse, Aberdeen PLC or their affiliates or is a party to the Proposed Transaction.  The New Sub-Advisory Agreements were necessary to reflect the Terminations of the advisory agreements with CSAM as investment adviser to each of those Funds.  Sub-advisory fee rates under the New Sub-Advisory Agreements are the same as the rates under the current sub-advisory agreements with Analyst Exchange and Celfin.  If you are a shareholder of The First Israel Fund, Inc., you are now being asked to approve a New Sub-Advisory Agreement with Analyst Exchange.  If you are a shareholder of The Chile Fund, Inc. or The Latin America Equity Fund, Inc., you are now being asked to approve a New Sub-Advisory Agreement with Celfin.

Following the Terminations resulting from the completion of the Proposed Transaction, if shareholder approval of the Special Meeting Proposals is obtained, the Funds will have the investment advisers and/or investment sub-advisers as set out below:

Fund	Investment Adviser	Investment Sub- Adviser
The Chile Fund, Inc.	Aberdeen Asset Management Investment Services Limited	Celfin Capital Servicios Financieros S.A. (Chilean Investments)

The Emerging Markets Telecommunications Fund, Inc.	Aberdeen Asset Management Investment Services Limited

The First Israel Fund, Inc.	Aberdeen Asset Management Investment Services Limited	Analyst Exchange and Trading Services Ltd.

The Indonesia Fund, Inc.	Aberdeen Asset Management Asia Limited

The Latin America Equity Fund, Inc.	Aberdeen Asset Management Investment Services Limited	Celfin Capital Servicios Financieros S.A. (Chilean Investments)

If the Proposed Transaction is not consummated within a reasonable period, the Board of each Fund will consider alternatives and take such action as it deems to be in the best interests of the Fund and its shareholders, including, if the New Advisory Agreements with Aberdeen or Aberdeen Asia and the New Sub-Advisory Agreements with Analyst Exchange or Celfin have been approved by shareholders pursuant to the Special Meetings, potentially proceeding with such agreements without further shareholder approval.

Each Special Meeting Proposal is discussed in greater detail in the enclosed Joint Proxy Statement.  You are entitled to notice of, and to vote at, the Special Meetings if you owned shares of one or more of the Funds at the close of business on March 30, 2009 (“Record Date”).  If you attend a Special Meeting, you may vote your shares in person.  Even if you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to a Special Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit.  All persons wishing to be admitted to the meeting must present photo identification.  If you plan to attend the Special Meeting, we ask that you call us in advance at (800) 293-1232.

This notice and related proxy material are first being mailed to shareholders on or about April       , 2009.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on

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May 8, 2009: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at www.creditsuisse.com/us.  On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Boards of Directors,

J. Kevin Gao

Secretary

The Chile Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE SPECIAL MEETINGS PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

               , 2009

New York, New York

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THE CHILE FUND, INC.
THE FIRST ISRAEL FUND, INC.
THE INDONESIA FUND, INC.
THE LATIN AMERICA EQUITY FUND, INC.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                 , 2009

Dear Shareholder:

The enclosed Joint Proxy Statement discusses three proposals to be voted upon by you.  The first proposal will be voted on at the annual meeting of shareholders for each of the above-named Credit Suisse funds (each a “Fund,” collectively, the “Funds”) and is in connection with the election of members to the Board of Directors (the “Board,” and members of the Board will be referred to as “Directors”) of each Fund (the “Annual Meeting Proposal”).  The remaining proposals will be voted on at the special meeting of shareholders for each Fund (together, the “Special Meetings”) and are in connection with (i) the approval of a new investment advisory agreement with Aberdeen Asset Management Investment Services Limited (“Aberdeen”) for each of the Funds except for The Indonesia Fund, Inc., and with Aberdeen Asset Management Asia Limited (“Aberdeen Asia”) for The Indonesia Fund, Inc. (“Special Meeting Proposal 1”) and (ii) the approval of a new investment sub-advisory agreement with Analyst Exchange and Trading Services Ltd. (“Analyst Exchange”) for The First Israel Fund, Inc., and new investment sub-advisory agreements with Celfin Capital Servicios Financieros S.A. (“Celfin”) for each of The Chile Fund, Inc. and The Latin America Equity Fund, Inc. to reflect that Credit Suisse Asset Management, LLC (“CSAM”) will no longer be serving as investment adviser to those funds (“Special Meeting Proposal 2,” together with Special Meeting Proposal 1, the “Special Meeting Proposals”).  Shareholders of each Fund are being asked to elect Directors and to approve a new investment advisory agreement (each, a “New Advisory Agreement”) with Aberdeen or Aberdeen Asia.  Only shareholders of The Chile Fund, Inc., The Latin America Equity Fund, Inc. and The First Israel Fund, Inc. are being asked to approve a new sub-advisory agreement (each, a “New Sub-Advisory Agreement,” together with the New Advisory Agreements, the “New Agreements”) with Celfin and/or Analyst Exchange, as appropriate.

As discussed in more detail in the enclosed Joint Proxy Statement, the Board of each Fund, after deliberations over the past several months, has unanimously approved a New Advisory Agreement between each Fund and Aberdeen or, solely with respect to The Indonesia Fund, Inc., Aberdeen Asia.  Aberdeen and Aberdeen Asia are wholly owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Boards’ deliberations were prompted by the announcement on December 31, 2008 by Credit Suisse, the corporate parent of CSAM, that it had signed an agreement to sell part of its Global Investors traditional asset management business (the “Sold Businesses”) to Aberdeen PLC (the “Proposed Transaction”).  The Funds are not parties to the Proposed Transaction and Fund shareholders are not being asked to vote on the Proposed Transaction.  The Sold Businesses include the parts of CSAM, Credit Suisse Asset Management Limited (U.K.) (“CSAM UK”) and Credit Suisse Asset Management Limited (Australia) (“CSAM Australia,” together with CSAM UK, the “CSAM Sub-Advisers”) responsible for managing the Funds.  If consummated, the Proposed Transaction would cause each Fund’s existing advisory agreement with CSAM, and each Fund’s existing sub-advisory agreement with the CSAM Sub-Advisers to automatically terminate (the “Terminations”).

In anticipation of the Terminations, the Boards of the Funds, which consist entirely of independent directors who are not “interested persons” of the Funds, Credit Suisse, Aberdeen PLC or their affiliates, met on several occasions to consider alternatives.  On March 18, 2009, after considering alternatives and conducting an extensive analysis of the capabilities and credentials of Aberdeen and Aberdeen Asia, each Fund’s Board unanimously approved the New Advisory Agreements between each Fund and Aberdeen or, solely with respect to The Indonesia Fund, Inc., Aberdeen Asia.

In addition, the Board of The First Israel Fund, Inc. unanimously approved a New Sub-Advisory Agreement among the Fund, Aberdeen and Analyst Exchange, the existing sub-adviser to the Fund.  The Board of each of The Chile Fund, Inc. and The Latin America Equity Fund, Inc. unanimously approved a New Sub-Advisory Agreement for each such Fund among the Fund, Aberdeen and Celfin, the existing sub-adviser to these Funds.  Neither Analyst Exchange nor Celfin is affiliated with Credit Suisse, Aberdeen PLC or their affiliates or is a party to the Proposed Transaction.  The New Sub-Advisory Agreements were necessary to reflect the Terminations of the advisory agreements with CSAM as investment adviser to each of those Funds.

1

Accordingly, you are being asked to approve the New Advisory Agreements with Aberdeen or Aberdeen Asia, as appropriate.  If you are a shareholder of The First Israel Fund, Inc., you are being asked to approve a New Sub-Advisory Agreement with Analyst Exchange.  If you are a shareholder of The Chile Fund, Inc. or The Latin America Equity Fund, Inc. you are being asked to approve a New Sub-Advisory Agreement with Celfin.  These approvals are requested in connection with the Special Meetings as Special Meeting Proposals 1 and 2, respectively.

While the Proposed Transaction is subject to customary closing conditions, including regulatory approvals in various jurisdictions and approval by Aberdeen PLC shareholders, it is expected to close in one or more stages in the second quarter of 2009.  Following the Terminations resulting from the consummation of the Proposed Transaction, if shareholder approval of the Special Meeting Proposals is obtained, the Funds will be managed by portfolio management teams from Aberdeen or Aberdeen Asia as appropriate.  Any existing portfolio managers, management team members and other key employees and senior professionals of Credit Suisse and CSAM whose employment is continued by Aberdeen PLC will be integrated with the Aberdeen and Aberdeen Asia teams that will be managing the Funds.  There can be no assurance, however, that any portfolio manager or other employee of Credit Suisse or CSAM that is part of the Sold Businesses will continue to be employed by Aberdeen PLC after the completion of the Proposed Transaction or will choose to remain an employee of Aberdeen PLC.  The terms of each New Agreement will be similar to the terms of the existing agreements with CSAM, Analyst Exchange or Celfin, and will reflect the same or, for certain Funds at certain asset levels, lower fee structures as are currently in effect.  Each New Advisory Agreement and each New Sub-Advisory Agreement will contain new terms intended to provide consistency among the New Agreements, to memorialize current practices already being performed by the investment adviser or investment sub-adviser or to operate to the benefit of the respective Fund.

If the Proposed Transaction is not consummated within a reasonable period, the Board of each Fund will consider alternatives and take such action as it deems to be in the best interests of the Fund and its shareholders, including, if the New Agreements have been approved by shareholders pursuant to the Special Meetings, potentially proceeding with such New Agreements without further shareholder approval.

In addition, the shareholders of each Fund are being requested to elect Directors of the Fund, which request is in connection with the Annual Meetings and contained in the Annual Meeting Proposal.  Pursuant to each Fund’s Articles of Incorporation, each Board is divided into three classes, each class having a term of three years.  Each year the term of one class will expire.  Information about each nominee Director is set forth in more detail in the Joint Proxy Statement.  If elected, each Director is entitled to hold office for the term specified in the Joint Proxy Statement or until his successor is elected and qualifies.

Each Fund’s Board recommends that you vote “FOR” each of the applicable Proposals outlined above and described in the Joint Proxy Statement.

Your vote is important to us regardless of the number of shares you own.  Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed postage-paid envelope, or help save time and postage costs by voting on the Internet or by telephone — instructions can be found on your proxy card(s) — or in person.  If we do not hear from you by April     , 2009, our proxy solicitor may contact you.  If you have any questions about any of the Proposals or the voting instructions, please call us at 1-800-293-1232 or call The Altman Group, Inc., our proxy solicitor, at (866) 745-0271 (Monday to Friday, 9:00 a.m. to 10:00 p.m. Eastern time).  Thank you for continued support.

Very truly yours,

J. Kevin Gao

Secretary

The Chile Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.

2

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES OF A FUND YOU OWN.

PLEASE FILL OUT AND RETURN EACH PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING AND THE SPECIAL MEETING IN PERSON.  SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETINGS, ARE URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED

PROXY CARDS.

TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

It is important that you vote even if your account was closed after the March 30, 2009 Record Date.

Please indicate your voting instructions on the enclosed proxy cards, sign and date the cards, and return the cards in the envelope provided.  If you sign, date and return the enclosed proxy cards but give no voting instructions, your shares will be voted “FOR” the Proposals described in the Joint Proxy Statement.  You must submit separate proxy cards for each of the Annual Meeting and the Special Meeting.  If you own shares of more than one Fund and you are voting all your shares the same way, you may submit the combined enclosed proxy card for each of the Annual Meeting and the Special Meeting, otherwise, you must submit a separate enclosed proxy card for each of the Annual Meeting and the Special Meeting for each Fund in which you own shares.

As an alternative to using the enclosed proxy cards to vote, you may authorize your proxy via the Internet, by telephone, or in person. To vote via the Internet, please access the website listed on your enclosed proxy card(s).  To vote by telephone, please call the toll-free number listed on the enclosed proxy cards. Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone.  To vote in this manner, you will need the “control” number(s) that appear on your enclosed proxy cards. However, any proposal submitted to a vote at a Meeting by anyone other than the officers or Directors may be voted only in person or by written proxy.  If we do not receive your completed enclosed proxy card(s) by April     , 2009, you may be contacted by our proxy solicitor.

Unless the enclosed proxy cards submitted by corporations and partnerships are signed by the appropriate persons indicated in the voting instructions on the proxy cards, they will not be voted.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Joint Proxy Statement, we are also providing you with a brief overview of the proposals for consideration at the Annual Meetings and the Special Meetings (“Proposals”).  Your vote is important.

QUESTIONS AND ANSWERS

Q.                                   What is happening?

A.                                    After deliberations over the past several months, the Board of Directors of each Fund (the “Board,” and members of the Board will be referred to as “Directors”) has unanimously approved a new investment advisory agreement (each, a “New Advisory Agreement”) between each Fund and Aberdeen Asset Management Investment Services Limited (“Aberdeen”) or, solely with respect to The Indonesia Fund, Inc., Aberdeen Asset Management Asia Limited (“Aberdeen Asia”).  Aberdeen and Aberdeen Asia are wholly owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Boards’ deliberations were prompted by the announcement on December 31, 2008 by Credit Suisse, the corporate parent of Credit Suisse Asset Management, LLC (“CSAM”), each Fund’s current investment adviser, that it had signed an agreement to sell part of its Global Investors traditional asset management business (the “Sold Businesses”) to Aberdeen PLC (the “Proposed Transaction”).  The Funds are not parties to the Proposed Transaction and Fund shareholders are not being asked to vote on the Proposed Transaction.

The Sold Businesses include the parts of CSAM, Credit Suisse Asset Management Limited (U.K.) (“CSAM UK”) and Credit Suisse Asset Management Limited (Australia) (“CSAM Australia,” together with CSAM UK, the “CSAM Sub-Advisers”) responsible for managing the Funds.  A CSAM Sub-Adviser acts as sub-adviser to each of The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.  If consummated, the Proposed Transaction would constitute an “assignment” of each Fund’s existing advisory agreement with CSAM, and each Fund’s existing sub-advisory agreement with the CSAM Sub-Advisers (together, the “Existing CSAM Agreements”) causing each Existing CSAM Agreement to automatically terminate (the “Terminations”).

In anticipation of the Terminations, the Boards of the Funds, which consist entirely of independent directors who are not “interested persons” of the Funds, Credit Suisse, Aberdeen PLC or their affiliates, met on several occasions to consider alternatives.  On March 18, 2009, after considering alternatives and conducting an extensive analysis of the capabilities and credentials of Aberdeen and Aberdeen Asia, each Fund’s Board unanimously approved the New Advisory Agreements between each Fund and Aberdeen or, solely with respect to The Indonesia Fund, Inc., Aberdeen Asia, determining that Aberdeen, or Aberdeen Asia in the case of The Indonesia Fund, Inc., would provide each Fund with high quality investment management services at fee rates identical to or, for certain Funds at certain asset levels, lower than the rates under the current advisory agreements.  Accordingly, shareholders of each Fund are being asked to approve New Advisory Agreements with Aberdeen or Aberdeen Asia, as appropriate, with terms that are similar to the terms of the existing CSAM advisory agreements and with the same or, for certain Funds at certain asset levels, lower fee structures as are currently in effect with CSAM.  Each New Advisory Agreement will contain new terms intended to provide consistency among the New Advisory Agreements, to memorialize current practices already being performed by the investment adviser or to operate to the benefit of the respective Fund.

In addition, the Board of The First Israel Fund, Inc. unanimously approved a new investment sub-advisory agreement among the Fund, Aberdeen and Analyst Exchange and Trading Services Ltd. (“Analyst Exchange”), the existing sub-adviser to the Fund.  The Board of each of The Chile Fund, Inc. and The Latin America Equity Fund, Inc. unanimously approved a new investment sub-advisory agreement for each such Fund among the Fund, Aberdeen and Celfin Capital Servicios Financieros S.A. (“Celfin”), the existing sub-adviser to these Funds (each new investment sub-advisory agreement with Analyst Exchange and Celfin, a “New Sub-Advisory Agreement,” together with the New Advisory Agreements, the “New Agreements”).  Neither Analyst Exchange nor Celfin is affiliated with Credit Suisse, Aberdeen PLC or their affiliates or is a party to the Proposed Transaction.  The New Sub-Advisory Agreements were necessary to reflect the Terminations of the advisory agreements with CSAM as investment adviser to each of those Funds.  Therefore, shareholders of The First Israel Fund, Inc., The Chile Fund, Inc. and The Latin America Equity Fund, Inc. are also being asked to approve New

1

Sub-Advisory Agreements with Analyst Exchange and Celfin, as appropriate.  The terms of each New Sub-Advisory Agreement will be similar to the terms of the existing sub-advisory agreements with Analyst Exchange or Celfin, and will reflect the same fee structures as are currently in effect with Analyst Exchange or Celfin.  Each New Sub-Advisory Agreement will contain new terms intended to provide consistency among the New Sub-Advisory Agreements, to memorialize current practices already being performed by the investment sub-adviser or to operate to the benefit of the respective Fund.

The Joint Proxy Statement provides additional information about the Proposed Transaction, Aberdeen, Aberdeen Asia and the New Agreements.  If shareholders approve the New Agreements, each New Agreement will become effective upon the closing of the Proposed Transaction.

Following the completion of the Proposed Transaction, assuming shareholder approval is obtained, the Funds will have the investment advisers and/or investment sub-advisers as set out below:

Fund	Investment Adviser	Investment Sub-Adviser
The Chile Fund, Inc.	Aberdeen Asset Management Investment Services Limited	Celfin Capital Servicios Financieros S.A. (Chilean Investments)

The Emerging Markets Telecommunications Fund, Inc.	Aberdeen Asset Management Investment Services Limited

The First Israel Fund, Inc.	Aberdeen Asset Management Investment Services Limited	Analyst Exchange and Trading Services Ltd.

The Indonesia Fund, Inc.	Aberdeen Asset Management Asia Limited

The Latin America Equity Fund, Inc.	Aberdeen Asset Management Investment Services Limited	Celfin Capital Servicios Financieros S.A. (Chilean Investments)

Your Fund’s Board believes that approval of the New Agreements is important to provide uninterrupted, high quality investment management and sub-advisory services.

In addition, shareholders of each Fund are being requested to elect Directors.  The business and affairs of each Fund are managed under the direction of the Directors.  Directors review Fund performance, oversee Fund activities and review contractual arrangements with services providers that provide services to the Funds.  Each of the nominees for a Fund currently serves as a Director of the Fund.

EACH FUND’S BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE

APPLICABLE PROPOSALS DESCRIBED IN THE JOINT PROXY STATEMENT.

Q.                                   Why are you sending me this information?

A.                                   You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on the very important Proposals concerning your investment.

Q.                                   Why am I being asked to vote on the New Agreements?

A.                                   The sale of the Sold Businesses at the consummation of the Proposed Transaction will cause an “assignment” and automatic termination of the Funds’ advisory agreements with CSAM and the sub-advisory agreements with respect to the applicable Funds between CSAM and the CSAM Sub-Advisers.  In addition, New Sub-Advisory Agreements with Analyst Exchange and Celfin will need to be approved to reflect the Terminations of the advisory agreements with CSAM as investment adviser to The Chile Fund, Inc., The Latin America Equity Fund, Inc. and The First Israel Fund, Inc.  Accordingly, shareholders of each Fund are being asked to approve New Advisory Agreements with Aberdeen or Aberdeen Asia, as appropriate, shareholders of each of The Chile Fund, Inc. and The Latin America Equity Fund, Inc. are also being

2

asked to approve a New Sub-Advisory agreement with Celfin, and shareholders of The First Israel Fund, Inc. are also being asked to approve a New Sub-advisory Agreement with Analyst Exchange.  All New Agreements will have terms that are similar to the terms of the existing agreements with CSAM, Analyst Exchange or Celfin, and will have the same or, for certain Funds at certain asset levels, lower fee structures as are currently in effect.  Each New Agreement will contain new terms intended to provide consistency among the New Agreements, to memorialize current practices already being performed by the investment adviser or investment sub-adviser or to operate to the benefit of the respective Fund.  Your Fund’s Board believes that the approval of the New Agreements is important to provide uninterrupted, high-quality advisory and sub-advisory services.

The Board of The Indonesia Fund, Inc. has approved an interim advisory agreement with Aberdeen Asia to become effective in the event that the Proposed Transaction closes and shareholders of The Indonesia Fund, Inc. have not yet approved the New Advisory Agreement for that Fund.  If a New Advisory Agreement for The Indonesia Fund, Inc. is not approved by the shareholders within 150 days of the date on which the Termination occurs (expected to be on April 30, 2009), the Board will take such action as it deems to be in the best interests of The Indonesia Fund, Inc. and its shareholders.

The Boards of the other Funds have approved interim advisory agreements with Aberdeen and, if applicable, interim sub-advisory agreements with Celfin or Analyst Exchange to become effective in the event that the Proposed Transaction closes and shareholders of a particular Fund have not yet approved New Agreements for that Fund.  If a New Agreement for a Fund is not approved within 150 days of the date on which the Terminations occur (expected to be on June 30, 2009 with respect to such Funds), the Board will take such action as it deems to be in the best interests of that Fund and its shareholders.

Q.                                   How will the New Agreements affect me as a Fund shareholder?

A.                                   Your Fund and its investment objectives will not change as a result of the New Agreements and you will still own the same shares in the same Fund.  Aberdeen and Aberdeen Asia’s investment style and approach to deciding on investments for the portfolios that it manages differs somewhat from CSAM’s style and approach.  Aberdeen and Aberdeen Asia have advised the Boards that they follow a bottom-up process based on evaluations of companies through direct visits.  No stock is bought without Aberdeen or Aberdeen Asia team members having first met management. Aberdeen or Aberdeen Asia estimates a company’s worth in two stages, quality then price.  Quality is defined in reference to management, business focus, balance sheet and corporate governance.  Price is calculated relative to key financial ratios, market, peer group and business prospects.  Top-down factors are secondary in portfolio construction.  Aberdeen and Aberdeen Asia portfolios generally emphasize traditional buy-and-hold, resulting in low turnover.  Portfolios are managed on a team basis, with investment managers doing their own research and analysis.  Applying this investment style and approach, Aberdeen and Aberdeen Asia have advised the Boards that they expect the repositioning (i.e., the short-term trading activity) of the investment portfolios of The Latin America Equity Fund, Inc. and The Indonesia Fund, Inc. resulting from transitioning management responsibilities from CSAM to Aberdeen or Aberdeen Asia to be substantial.  Aberdeen has advised the Boards that it expects the repositioning of the investment portfolios of The Chile Fund, Inc., The First Israel Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. resulting from transitioning management responsibilities from CSAM to Aberdeen to be minimal.  Over time, Aberdeen and Aberdeen Asia have advised the Boards that they expect low portfolio turnover for the Funds’ portfolios.  All New Agreements will have terms that are similar to the terms of the existing agreements with CSAM, Analyst Exchange or Celfin, and will have the same or, for certain Funds at certain asset levels, lower fee structures as are currently in effect.  Certain differences, which generally make certain provisions of each New Agreement consistent with each other New Agreement, memorialize current practices already being performed by the investment adviser or investment sub-adviser or operate to the benefit of Fund shareholders, will exist in the advisory agreements between Aberdeen or Aberdeen Asia and each of the Funds, and in the sub-advisory agreements with Celfin and Analyst Exchange.  These differences are described in detail in the Joint Proxy Statement.  Following the Terminations resulting from the consummation of the Proposed Transaction, if shareholder approval is obtained, the Funds will be managed by portfolio management teams from Aberdeen or Aberdeen Asia as appropriate.  Any existing portfolio managers, management team members and other key employees and senior professionals of Credit Suisse and CSAM whose employment is continued by Aberdeen PLC will be integrated with the Aberdeen and Aberdeen Asia teams that will be managing the Funds.  There can be no assurance, however, that any portfolio manager or other employee of Credit Suisse or CSAM that is part of the Sold Businesses will continue to be employed by Aberdeen PLC after the completion of the Proposed Transaction or will choose to remain an employee of Aberdeen PLC.

Q.                                   What will happen if the Proposed Transaction is not consummated?

A.                                   If the Proposed Transaction is not consummated within a reasonable period, the Board of each Fund will consider alternatives and take such action as it deems to be in the best interests of the Fund and its shareholders, including, if

3

the New Agreements have been approved by shareholders pursuant to the Special Meetings, potentially proceeding with such New Agreements without further shareholder approval.

Q.                                   Will the Terminations result in a change of a Fund’s service providers?

A.                                   No.  Each Fund’s administrator, custodian, auditor, transfer agent and dividend-paying agent will remain the same following the Terminations resulting from the completion of the Proposed Transaction.  In addition, the country-specific administrator for each of The Chile Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. will remain the same following the completion of the Proposed Transaction.

Q.                                   Will your Fund’s name change?

A.                                   No.  Each Fund’s name and ticker symbol will remain the same.

Q.                                   Will the fee rates payable under the New Agreements increase?

A.                                   No.  The Proposals to approve the New Agreements do not seek any increase in the schedule of fee rates.  In addition, all contractual arrangements whereby CSAM has agreed either to limit the expenses of certain Funds to a specified annual rate or to waive expenses of certain Funds by a specified annual rate will be continued by Aberdeen and Aberdeen Asia, and all voluntary arrangements either to limit the expenses of certain Funds to a specified annual rate or to waive fees of certain Funds will be continued by Aberdeen and Aberdeen Asia for two years from the date on which Aberdeen or Aberdeen Asia begins managing the Funds.

Q.                                   How do the Directors of my Fund recommend that I vote?

A.                                   After considering alternatives and conducting an extensive analysis of the capabilities and credentials of Aberdeen and Aberdeen Asia as investment advisers and Analyst Exchange and Celfin as investment sub-advisers, the Directors of your Fund recommend that you vote “FOR” the Special Meeting Proposals.  After careful consideration of each nominee for Director for each of the Funds, the Directors of your Fund recommend that you vote “FOR” each nominee in the Annual Meeting Proposal.

Q.                                   Will my Fund pay for this proxy solicitation?

A.                                   No.  Aberdeen PLC and Credit Suisse each will bear 50% of all normal and customary fees and expenses incurred by the Funds in connection with the Annual and Special Meeting Proposals and with the Proposed Transaction (including, but not limited to, proxy and proxy solicitation costs, printing costs, Directors’ fees relating to the special Board meetings, if any, and legal fees).  Because the Funds are not parties to the Proposed Transaction, they will bear no costs in connection with the Proposed Transaction.

Q.                                   How do I vote my shares?

A.                                   For your convenience, there are several ways you can authorize your proxy or vote:

•                  By Mail: You may authorize your proxy by completing the enclosed proxy cards by dating, signing and returning it in the postage paid envelope.  Please note that if you sign and date the proxy cards but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

•                  By Telephone: You may authorize your proxy by telephone by calling the number on your proxy cards.  To vote in this manner, you will need the “control” number that appears on your proxy cards.

•                  Via the Internet:  You may authorize your proxy via the Internet by accessing the website address printed on the enclosed proxy card(s).  To vote in this manner, you will need the “control” number that appears on your proxy cards.

•                  Vote In Person: Attend the Meetings as described in the Joint Proxy Statement.  If you wish to attend the Meetings, we ask that you call us in advance at 1-800-293-1232.

4

Q.                                   Why are multiple cards enclosed?

A.                                   Separate proxy cards are included for each of the Proposals.  If you own shares of more than one Fund, you will receive a proxy card for each of the Annual Meeting and the Special Meeting for each Fund that you own as well as a combined proxy card. If you vote all your shares the same way, you can use the combined proxy card for each of the Annual Meeting and the Special Meeting to vote all your shares on one proxy card.

Q.                                   Whom should I call for additional information about this Joint Proxy Statement?

A.                                   If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call us at 1-800-293-1232 or call The Altman Group, Inc., our proxy solicitor, at (866) 745-0271 (Monday to Friday, 9:00 a.m. to 10:00 p.m. Eastern time).

5

[LOGO]

THE CHILE FUND, INC.
THE FIRST ISRAEL FUND, INC.
THE INDONESIA FUND, INC.
THE LATIN AMERICA EQUITY FUND, INC.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Eleven Madison Avenue
24th Floor
New York, New York 10010

JOINT PROXY STATEMENT

For the Annual Meeting of Shareholders and the Special Meeting of Shareholders,

each to be held on May 8, 2009

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” and members of the Board will be referred to as “Directors”), of each of the Credit Suisse funds listed above (each, a “Fund,” collectively, the “Funds”) for use at each of the Annual Meeting of Shareholders and the Special Meeting of Shareholders (together, the “Meetings”) of each Fund to be held at the offices of Credit Suisse Asset Management, LLC (“CSAM”), Eleven Madison Avenue 24th Floor, New York, New York 10010 on the following dates and times:

Fund	Date	Annual Meeting Time	Special Meeting Time
The Indonesia Fund, Inc. (AMEX: “IF”)	May 8, 2009	9:00 a.m. New York time	9:30 a.m. New York time
The First Israel Fund, Inc. (AMEX: “ISL”)	May 8, 2009	10:00 a.m. New York time	10:30 a.m. New York time
The Emerging Markets Telecommunications Fund, Inc. (AMEX: “ETF”)	May 8, 2009	11:00 a.m. New York time	11:30 a.m. New York time
The Chile Fund, Inc. (AMEX: “CH”)	May 8, 2009	1:00 p.m. New York time	1:30 p.m. New York time
The Latin America Equity Fund, Inc. (AMEX: “LAQ”)	May 8, 2009	2:00 p.m. New York time	2:30 p.m. New York time

Solicitation of Proxies

The Directors are soliciting votes from shareholders of each Fund with respect to the proposals described in this Joint Proxy Statement (the “Proposals”). The approximate mailing date of this Joint Proxy Statement is April       , 2009.  If the accompanying proxy cards are properly executed and returned in time to be voted at the Meetings, the shares represented by the proxy cards will be voted in accordance with the instructions provided on the proxy cards.

Executed proxy cards that are unmarked will be voted to approve each applicable Proposal.  The following Proposals will be considered and acted upon at the Meetings:

Annual Meeting Proposal	Shareholders Entitled to Vote	Page
(1) To elect Directors to the Board of each Fund	Shareholders of each Fund, voting separately by Fund.	[ ]

(2) To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Special Meeting Proposals	Shareholders Entitled to Vote	Page
(1)(a) Approve a New Advisory Agreement between each Fund, on behalf of the Fund, and Aberdeen Asset Management Investment Services Limited	Shareholders of each of CH, ISL, LAQ, and ETF, voting separately by Fund.	[ ]

(1)(b) Approve a New Advisory Agreement between the Fund, on behalf of the Fund, and Aberdeen Asset Management Asia Limited	Shareholders of IF.	[ ]

(2)(a) Approve a New Sub-Advisory Agreement among The First Israel Fund, Inc., Aberdeen Asset Management Investment Services Limited and Analyst Exchange and Trading Services Ltd.	Shareholders of ISL.	[ ]

(2)(b)  Approve a New Sub-Advisory Agreement with respect to each of The Chile Fund, Inc. and The Latin America Equity Fund, Inc., among the applicable Fund, Aberdeen Asset Management Investment Services Limited and Celfin Capital Servicios Financieros S.A.

	Shareholders of each of CH and LAQ, voting separately by Fund.	[ ]

The Directors have set the close of business on March 30, 2009 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to notice of, and to vote on the Proposals at the Meetings. Additional information regarding outstanding shares, voting your proxy card and attending the Meetings are included at the end of this Joint Proxy Statement in the section entitled “Voting Information.”

Reports to Shareholders

Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of their Fund’s reports should direct all written requests to the attention of the Fund, at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010, or call toll-free 1-800-293-1232.

GENERAL OVERVIEW

This Joint Proxy Statement contains one Proposal to be considered and acted upon at the Annual Meeting (the “Annual Meeting Proposal”) and two Proposals to be considered and acted upon at the Special Meeting (the “Special Meeting Proposals”).  The Annual Meeting Proposal is in connection with the election of Directors for each Fund.  The Special Meeting Proposals are to approve new investment advisory agreements (each, a “New Advisory Agreement”) and new investment sub-advisory agreements (each, a “New Sub-Advisory Agreement,” together with the New Advisory Agreements, the “New Agreements”) to replace the current investment advisory and sub-advisory agreements that will automatically terminate.

Specifically, after deliberations over the past several months, the Board of each Fund has unanimously approved a New Advisory Agreement between the Fund and Aberdeen Asset Management Investment Services Limited (“Aberdeen”) or, solely with respect to IF, Aberdeen Asset Management Asia Limited (“Aberdeen Asia”).  Aberdeen and Aberdeen Asia (together, the “Aberdeen Advisers”) are wholly owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Boards’ deliberations were prompted by the announcement on December 31, 2008 by Credit Suisse, the corporate parent of CSAM, each Fund’s current investment adviser, that it had signed an agreement to sell part of its Global

Investors traditional asset management business (the “Sold Businesses”) to Aberdeen PLC (the “Proposed Transaction”).  The Funds are not parties to the Proposed Transaction and Fund shareholders are not being asked to vote on the Proposed Transaction.  The Sold Businesses include the parts of CSAM, Credit Suisse Asset Management Limited (U.K.) (“CSAM UK”) and Credit Suisse Asset Management Limited (Australia) (“CSAM Australia,” together with CSAM UK, the “CSAM Sub-Advisers”) responsible for managing the Funds.  A CSAM Sub-Adviser acts as sub-adviser to each of ISL, IF and ETF.  If consummated, the Proposed Transaction would cause each Fund’s existing advisory agreement with CSAM (“CSAM Advisory Agreement”), and each Fund’s existing sub-advisory agreement with the CSAM Sub-Advisers (each, a “CSAM Sub-Advisory Agreement,” together with the CSAM Advisory Agreements, the “Existing CSAM Agreements”) to automatically terminate (the “Terminations”).

In anticipation of the Terminations, the Boards of the Funds, which consist entirely of Independent Directors (as defined below), met on several occasions to consider alternatives.  On March 18, 2009, after considering alternatives and conducting an extensive analysis of the capabilities and credentials of the Aberdeen Advisers, each Fund’s Board unanimously approved the New Advisory Agreements with Aberdeen or, solely with respect to IF, Aberdeen Asia.

In addition, the Board of ISL unanimously approved a New Sub-Advisory Agreement among the Fund, Aberdeen and Analyst Exchange and Trading Services Ltd. (“Analyst Exchange”), the existing sub-adviser to the Fund.  The Board of each of CH and LAQ unanimously approved a New Sub-Advisory Agreement for each such Fund among the Fund, Aberdeen and Celfin Capital Servicios Financieros S.A. (“Celfin,” together with Analyst Exchange, the “Sub-Advisers”), the existing sub-adviser to these Funds.  The New Sub-Advisory Agreements were necessary to reflect the Terminations of the CSAM Advisory Agreements of CH, LAQ and ISL.  Neither Analyst Exchange nor Celfin is affiliated with Credit Suisse, Aberdeen PLC or their affiliates or is a party to the Proposed Transaction.

Accordingly, you are being asked to approve a New Advisory Agreement between your Fund and Aberdeen or, in the case of IF, Aberdeen Asia.  If you are a shareholder of ISL, you are being asked to approve a New Sub-Advisory Agreement with Analyst Exchange.  If you are a shareholder of CH or LAQ, you are being asked to approve a New Sub-Advisory Agreement with Celfin.

Annual Meeting Proposal - Election of Directors

Pursuant to each Fund’s Articles of Incorporation, each Board is divided into three classes, each class having a term of three years. If elected, each Director is entitled to hold office until the Annual Meeting in the year noted below or until his successor is elected and qualifies. Each nominee has indicated an intention to serve if elected and has consented to being named in this Joint Proxy Statement. The nominees for election to the Boards of the Funds are as follows:

The Chile Fund, Inc.	Enrique R. Arzac (Class I Director, 3-year term ending 2012)

The First Israel Fund, Inc.	Enrique R. Arzac (Class III Director, 3-year term ending 2012)

The Indonesia Fund, Inc.	Enrique R. Arzac (Class III Director, 3-year term ending 2012) Steven N. Rappaport (Class III Director, 3-year term ending 2012)

The Latin America Equity Fund, Inc.	Enrique R. Arzac (Class III Director, 3-year term ending 2012) Lawrence J. Fox (Class III Director, 3-year term ending 2012)

The Emerging Markets Telecommunications Fund, Inc.	Walter Eberstadt (Class II Director, 3-year term ending 2012) Steven N. Rappaport (Class II Director, 3-year term ending 2012)

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors whose terms of office continue beyond the Annual Meetings, and the principal officers of the Funds.

DIRECTORS

Name, Address and Year of Birth	Position(s) Held With Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen By Director*	Other Directorships Held By Director

Non-Interested Nominees for Director:

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, NY 10010 Year of Birth: 1941	CH, LAQ, ISL and ETF: Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member; IF: Chairman of the Board of Directors, Nominating and Audit Committee Member	CH, LAQ, and ISL: Since 1996; Chairman since 2005; current term ends at the 2009 annual meeting. IF: Since 2000; Chairman since 2005; current term ends at the 2009 annual meeting. ETF Since 1996; Chairman since 2005; current term ends at the 2010 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	32

Director of Epoch Holding Corporation (an investment management and advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

Walter Eberstadt c/o Lazard Freres & Co. 30 Rockefeller Plaza New York, NY 10020 Year of Birth: 1921	ETF: Director; Nominating and Audit Committee Member	ETF: Since 2005; current term ends at the 2009 annual meeting	Retired since 2005; Limited Partner and/or Limited Managing Director , Lazard Freres & Co. from 1986 to 2005; General Partner from 1970 to 1986	1	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 Year of Birth: 1943	CH, LAQ and ISL: Director, Nominating and Audit Committee Member. IF: Director, Nominating Committee Chairman and Audit Committee Member	LAQ: Since 2006, current term ends at the 2009 annual meeting. CH and ISL: Since 2006, current term ends at the 2010 meeting. IF: Since 2000; current term ends at the 2011 annual meeting	Partner, Drinker Biddle & Reath (law firm) since 1972	6	None

Steven N. Rappaport c/o Lehigh Court, LLC 555 Madison Avenue, 29th Floor New York, New York 10022 Year of Birth: 1948	CH, LAQ, IF, ISL and ETF: Director, Nominating and Audit Committee Member	CH: Since 2003; current terms ends at the 2011 annual meeting. IF: Since 2005, current term ends at the 2009 annual meeting. LAQ: Since 2005; current term ends at the 2011 annual meeting. ISL: Since 1992; current term	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	32	Director of iCAD, Inc. (a surgical and medical instruments and apparatus company); Director of Presstek, Inc. digital imaging technologies company); Director of Wood Resources

Name, Address and Year of Birth	Position(s) Held With Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen By Director*	Other Directorships Held By Director
		ends at the 2011 annual meeting. ETF: Since 2006; current term ends at the 2009 annual meeting			LLC (a plywood manufacturing company)

Non-Interested Directors:

James J. Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N. Naples, FL 34103 Year of Birth: 1943	CH, LAQ, IF, ISL and ETF: Director, Audit Committee Chairman and Nominating Committee Member	CH: Since 1989, current term ends at the 2011 annual meeting. LAQ: Since 1990, current terms ends at the 2011 annual meeting. ISL: Since 2005, current term ends at the 2011 annual meeting. IF: Since 2007, current term ends at the 2010 annual meeting. ETF: Since 1993; current term ends at the 2010 annual meeting	President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	7	None

Martin M. Torino c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1949	CH, LAQ & ETF: Director; Nominating and Audit Committee Member	CH: Since 2005; current term ends at the 2010 annual meeting. LAQ: Since 1990; current term ends at the 2010 annual meeting. ETF: Since 1993; current term ends at the 2011 annual meeting	Chief Executive Officer and Director of Celsur Logistica S.A. (Logistics) since 2002	3	None

Interested Directors:

None of the Directors of any Fund are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, CSAM, Aberdeen PLC and their affiliates.

* As of December 31, 2008.

OFFICERS

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1954	CH, ISL, IF, LAQ and ETF: Chief Executive Officer and President	CH, ISL, IF, LAQ and ETF: Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds

Matthew J. K. Hickman Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1964	CH and LAQ: Chief Investment Officer	CH and LAQ: Since 2004

Director of Credit Suisse; Associated with Credit Suisse since December 2003; Financial Advisor with Global Advisors from July 2003 to November 2003; General Manager of Compass Group Investment Advisors S.A. from February 2002 to July 2003

Neil Gregson c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1962	ISL: Chief Investment Officer	ISL: Since 2004	Managing Director of Credit Suisse Asset Management Limited; Associated with Credit Suisse Asset Management Limited since 1990

Boon Hong Yeo c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1960	IF: Chief Investment Officer	IF: Since 2003	Director of Credit Suisse Asset Management (Singapore) Ltd.; Associated with Credit Suisse Asset Management Limited since 2002

Stephen Parr c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1960	ETF: Chief Investment Officer	ETF: Since 2008	Director of Credit Suisse Asset Management Limited; Associated with Credit Suisse Asset Management Limited since 2001

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	CH, LAQ, IF, ISL and ETF: Chief Financial Officer	CH, LAQ, IF, ISL and ETF: Since 1993	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	CH, LAQ, IF, ISL and ETF: Chief Compliance Officer	CH, LAQ, IF, ISL and ETF: Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1967	CH, LAQ, IF, ISL and ETF: Senior Vice President and Secretary, Chief Legal Officer	CH, LAQ, IF, ISL and ETF: Senior Vice President and Secretary since 2004, and Chief Legal Officer since 2006

Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1973	CH, LAQ, IF, ISL and ETF: Treasurer	CH, LAQ, IF, ISL and ETF: Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

If shareholders of a Fund approve Aberdeen, or Aberdeen Asia as appropriate, as investment adviser to the Fund and the Proposed Transaction is consummated, it is expected that: (i) the employment of the current officers of the Fund who have investment advisory responsibilities over the Fund will be transferred to Aberdeen PLC at closing and, to the extent such officers continue to be employed by Aberdeen PLC, such officers will remain officers of the Fund; and (ii) any current officer who does not continue in the employment of Aberdeen PLC would resign effective at the closing of the Proposed Transaction.  In addition, it is anticipated that employees of affiliates of Aberdeen PLC may be presented to the Fund’s Board for consideration as additional Fund officers.

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Director or nominee.

Name of Director or Nominee	Dollar Range of Equity Securities Owned	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Credit Suisse Family of Investment Companies
Non-Interested Nominees for Director:

Enrique R. Arzac	CH: C	E
LAQ: D
ISL: C
IF: C
ETF: D

Lawrence J. Fox	CH: B	D
LAQ: B
ISL: B
IF: C

Steven N. Rappaport	CH: C	E
LAQ: D

ISL: D
IF: C

Walter Eberstadt	ETF: D	D

Non-Interested Directors:

James J. Cattano	CH: D	E
LAQ: D
ISL: C
IF: B
ETF: C

Martin M. Torino	CH: C	E
LAQ: C
ETF: C

Key to Dollar Ranges A. None B. $1 - $10,000 C. $10,001 - $50,000 D. $50,001 - $100,000 E. over $100,000

(1) This information has been furnished by each Director as of December 31, 2008. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2) Each Fund’s Directors and officers, in the aggregate, own less than 1% of that Fund’s outstanding equity securities.

(3) “Credit Suisse Family of Investment Companies” means those registered investment companies that share Credit Suisse as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2008, none of the non-interested nominees for election to the Boards, the non-interested Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or Aberdeen PLC or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse or Aberdeen PLC.

With respect to CH, ISL, IF and LAQ, during the fiscal year ended December 31, 2008, each Director who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, received an annual fee of $11,800 and $1,000 for each meeting of the Boards attended by him and was reimbursed for expenses incurred in connection with his attendance at the Funds’ Board meetings. Effective January 1, 2008, the annual fee increased to $11,800. The Independent Chairman of these Funds also received an annual fee of $5,000; this fee was increased from $4,000 on January 1, 2008.  The total remuneration paid or accrued by CH, LAQ, ISL and IF during the fiscal year ended December 31, 2008 to all such unaffiliated Directors was $96,000, $96,000, $78,200 and $79,200, respectively. The Directors have approved a compensation plan that permits each Director entitled to receive a fee from the Fund to elect to receive up to one hundred percent of his annual fee in the form of Fund shares issued by the Fund.

With respect to ETF, during the fiscal year ended October 31, 2008, each Director of ETF who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, received an annual fee of approximately $11,633, which reflects a blended fee of $10,800 per annum for the period of November 1, 2007 until December 31, 2007, and $11,800 per annum for periods after January 1, 2008.  As noted above, the annual fee for Directors was increased from $10,800 to $11,800 effective January 1, 2008. Each Director of ETF who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, also received $1,000 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund’s Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2008 to all such unaffiliated Directors was $87,801. The Independent Chairman received an additional annual fee of approximately $4,833, which reflects a blended fee of $4,000 per annum for the period of November 1, 2007 until December 31, 2007, and $5,000 per annum for periods after January 1, 2008.  As noted above, this additional annual fee was increased to $5,000 effective January 1, 2008.  The Audit Committee Chairman receives an additional annual fee of $2,000.  The Directors have approved a compensation plan that permits each Director entitled to receive a fee from the Fund to elect to receive up to one hundred percent of his annual fee in the form of Fund shares issued by the Fund.

During the fiscal year ended December 31, 2008 for CH, ISL, LAQ and IF, each Board convened four times. Each Director attended at least seventy-five percent of the aggregate number of meetings of each Board and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he served.  During the fiscal year ended October 31, 2008, the Board of ETF convened five times.  Each Director attended at least seventy-five percent of the aggregate number of meetings of each Board and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he served.

At a meeting of CH’s Nominating Committee held on February 19, 2009, the Nominating Committee (with the nominees abstaining from voting) nominated Mr. Arzac for a three-year term.  At a meeting of LAQ’s Nominating Committee held on February 19, 2009, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Arzac and Fox each for a three-year term. At a meeting of IF’s Nominating Committee held on February 19, 2009, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Arzac and Rappaport each for a three-year term. At a meeting of ISL’s Nominating Committee held on February 19, 2009, the Nominating Committee (with the nominees abstaining from voting) nominated Mr. Arzac for a three-year term.  At a meeting of ETF’s Nominating Committee held on February 19, 2009, the Nominating Committee (with the nominees abstaining from voting) nominated each of Messrs. Eberstadt and Rappaport for a three-year term.

Board Committees

CH, ISL, LAQ, ETF and IF each has an Audit Committee consisting of all the Directors who are not interested persons of that Fund and who are independent of that Fund (as such term is defined by the listing standards of the NYSE Alternext US LLC (“Alternext US”)).  Each of the Audit Committees of CH, ISL, LAQ and IF convened three times during the fiscal year ended December 31, 2008. The Audit Committee of ETF convened three times during the fiscal year ended October 31, 2008. Each Fund’s Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting that Fund.  Each Fund’s Board has determined that it has two audit committee financial experts serving on its Audit Committee: Enrique R. Arzac and Steven N. Rappaport, each of whom is independent of the Fund (as such term is defined by the Alternext US listing standards).

Messrs. Arzac, Cattano, Fox, Rappaport and Torino constitute CH’s and LAQ’s Nominating Committee; Messrs. Arzac, Cattano, Fox and Rappaport constitute IF’s and ISL’s Nominating Committee.  The Nominating Committee of CH, ISL, IF and LAQ convened four times during the fiscal year ended December 31, 2008.  Messrs. Arzac, Cattano, Eberstadt, Rappaport and Torino constitute ETF’s Nominating Committee, which met four times during the fiscal year ended October 31, 2008.

Each Fund’s Nominating Committee selects and nominates Directors. Each Board has adopted a Nominating Committee Charter (a copy of which is attached as Exhibit H). In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, Attn: J. Kevin Gao, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of a Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of a Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A

(or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in a Fund’s Bylaws, or as required by any relevant stock exchange listing standards.

Other Board-Related Matters

Shareholders who wish to send communications to the Boards should send them to the address of the relevant Fund and to the attention of that Board, c/o J. Kevin Gao.  All such communications will be directed to the Board’s attention.

The Funds do not have a formal policy regarding Board member attendance at the Annual Meetings of Shareholders.

REPORTS OF THE AUDIT COMMITTEES

Pursuant to the Audit Committee Charter adopted by each Fund’s Board (a copy of which is attached as Exhibit I), the Audit Committee is responsible for conferring with that Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of that Fund’s independent registered public accounting firm and overseeing that Fund’s internal controls. Each Fund’s Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP (“PwC”) to that Fund and to Credit Suisse and certain of its affiliates. Each Audit Committee advises a Fund’s full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Accounting Oversight Board (United States).

Each Audit Committee has met with the applicable Fund’s management to discuss, among other things, that Fund’s audited financial statements for the fiscal year ended December 31, 2008 or October 31, 2008, as applicable. Each Audit Committee has also met with the Funds’ independent registered public accounting firm, PwC, and discussed with it certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of that Fund’s audit, that Fund’s financial statements and that Fund’s accounting controls. Each Audit Committee has received from PwC the letter required by the Securities and Exchange Commission’s (the “SEC”) independence rules describing any relationships between it and the applicable Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. Each Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to that Fund, to Credit Suisse and its affiliates was compatible with maintaining PwC’s independence.

The members of the Audit Committees are not professionally engaged in the practice of auditing or accounting and are not employed by a Fund for accounting, financial management or internal control. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, an Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees’ considerations and discussions referred to above do not provide assurance that the audit of a Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, each Audit Committee recommended to the Board that the applicable Fund’s audited financial statements be included in that Fund’s 2008 Annual Report to Shareholders for the fiscal year ended December 31, 2008 or October 31, 2008, as applicable, and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of Each Fund’s Board

CH	LAQ	IF	ISL	ETF
Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport Martin M. Torino	Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport Martin M. Torino	Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport	Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport	Enrique R. Arzac James J. Cattano Walter Eberstadt Steven N. Rappaport Martin M. Torino

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At meetings held on November 20, 2008, each Fund’s Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2009 for CH, ISL, LAQ and IF, and for the fiscal year ending October 31, 2009 for ETF. PwC has been each Fund’s independent registered public accounting firm since each Fund commenced operations, and has informed each Fund that it has no direct or material indirect financial interest in that Fund. A representative of PwC will be available by telephone at the Meetings and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below is provided for services, all approved by the Audit Committee, rendered to CH, ISL, LAQ and IF by PwC for its fiscal years ended December 31, 2007 and December 31, 2008, and to ETF for its fiscal years ended October 31, 2007 and October 31, 2008.

	2008					2007
	CF	ISL	LAQ	IF	ETF	CF	ISL	LAQ	IF	ETF
Audit Fees	$64,980	$52,730	$64,690	$36,350	$53,350	$60,120	$51,700	$63,420	$35,640	$52,300
Audit Related Fees	$3,400	$13,040	$3,400	$3,400	$3,400	$3,340	$12,790	$3,340	$3,340	$3,340
Tax Fees	$2,630	$5,000	$4,000	$2,630	$5,000	$8,345	$8,345	$8,345	$8,345	$8,345
All Other Fees	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total	$71,010	$70,770	$72,090	$42,380	$61,750	$71,805	$72,835	$75,105	$47,325	$63,985

Each Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse, and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. Each Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). Each Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or a Fund’s officers). Pre-approval by an Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by PwC for non-audit services rendered to each of CH and IF for the fiscal years ended December 31, 2007 and December 31, 2008 were $8,345 and $2,630, respectively, and for non-audit services rendered to LAQ for the fiscal years ended December 31, 2007 and December 31, 2008 were $8,345 and $4,000, respectively.  The aggregate fees billed by PwC for non-audit services rendered to ISL for the fiscal years ended December 31, 2007 and

December 31, 2008 were $8,345 and $5,000, respectively. The aggregate fees billed by PwC for non-audit services rendered to ETF for the fiscal years ended October 31, 2007 and October 31, 2008 were $8,345 and $5,000, respectively.  These amounts include fees for non-audit services required to be pre-approved by the Funds’ Audit Committees.

PwC did not render to Credit Suisse or any Covered Services Provider any non-audit services that directly related to any Fund for the fiscal years ended December 31, 2007 and December 31, 2008 with respect to CH, ISL, LAQ and IF or for the fiscal years ended October 31, 2007 and October 31, 2008 with respect to ETF.

COMPENSATION

The following table shows certain compensation information for the Directors of CH, ISL, IF, and LAQ for the fiscal year ended December 31, 2008, and for the Directors of ETF for the fiscal year ended October 31, 2008. All officers of the Funds are employees of and are compensated by Credit Suisse. None of the Funds’ executive officers or Directors who are also officers or directors of Credit Suisse received any compensation from any Fund for such period. None of the Funds has any bonus, profit sharing, pension or retirement plans.

	Aggregate Compensation From Fund					Total Compensation From Fund and Fund Complex Paid
Name of Director	CF	ISL	IF	LAQ	ETF	To Directors*
Non-Interested Nominees For Director:
Enrique R. Arzac	$22,800	$22,800	$22,800	$22,800	$22,800	$245,450
Lawrence J. Fox	$17,800	$17,800	$18,800	$17,800	$0	$113,800
Steven N. Rappaport	$17,800	$17,800	$17,800	$17,800	$17,800	$227,950
Walter Eberstadt	$0	$0	$0	$0	$16,800	$16,800
Non-Interested Directors:
James J. Cattano	$19,800	$19,800	$19,800	$19,800	$19,800	$138,600
Martin M. Torino	$17,800	$0	$0	$17,800	$17,800	$53,400

*      32 funds comprise the Fund complex. See the “Directors” table for the number of funds each Director serves.

EACH FUND’S BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR FOR THAT FUND.

Special Meeting Proposals - Approval of New Agreements

After deliberations over the past several months, the Board of each Fund, consisting entirely of Independent Directors (as defined below), has unanimously approved a New Advisory Agreement between each Fund and Aberdeen or, solely with respect to IF, Aberdeen Asia.  The Aberdeen Advisers are wholly owned subsidiaries of Aberdeen PLC.

The Board’s deliberations were prompted by the announcement on December 31, 2008 by Credit Suisse, the corporate parent of CSAM, that it proposes to sell the Sold Businesses to Aberdeen PLC in return for up to 24.9% of the enlarged share capital of Aberdeen PLC.  The stake is valued at approximately $360 million as of December 30, 2008.  The sale comprises approximately $71 billion of assets under management (valued as of December 30, 2008) and includes the majority of the Global Investors business in Europe, the US, and Asia Pacific.  As part of the Proposed Transaction, Credit Suisse will have a non-executive seat on the board of directors of Aberdeen PLC.  The transaction is subject to customary closing conditions, including regulatory approvals in various jurisdictions and approval by Aberdeen PLC shareholders, and is expected to close in one or more stages in the second quarter of 2009.  The Funds are not parties to the Proposed Transaction and Fund shareholders are not being asked to vote on the Proposed Transaction.

The Sold Businesses include the parts of CSAM and the CSAM Sub-Advisers responsible for managing the Funds.  A CSAM Sub-Adviser acts as sub-adviser to each of ISL, IF and ETF.  ISL is also sub-advised by Analyst Exchange, which is not affiliated with Credit Suisse, Aberdeen PLC or their affiliates and is not a party to the Proposed Transaction.  Each of CH and LAQ is sub-advised by Celfin, which is not affiliated with Credit Suisse, Aberdeen PLC or their affiliates and is not a party to the Proposed Transaction.  If consummated, the Proposed Transaction would constitute an “assignment” terminating each Existing CSAM Agreement.

In anticipation of the Terminations, the Boards of the Funds met on several occasions to consider alternatives.  On March 18, 2009, after considering alternatives and conducting an extensive analysis of the capabilities and credentials of the Aberdeen Advisers, each Fund’s Board unanimously approved the New Advisory Agreement between each Fund and Aberdeen or, solely with respect to IF, Aberdeen Asia, determining that Aberdeen, or Aberdeen Asia in the case of IF, would provide each Fund with high quality investment management services at fee rates identical to or, for certain Funds at certain asset levels, lower than the rates under the current agreements.  Accordingly, shareholders of each Fund are being asked to approve a New Advisory Agreement with Aberdeen or Aberdeen Asia, as appropriate, with terms that are similar to the terms of the CSAM Advisory Agreement and with the same or, for certain Funds at certain asset levels, lower fee structures as are currently in effect with CSAM.  Each New Advisory Agreement will contain new terms intended to provide consistency among the New Advisory Agreements, to memorialize current practices already being performed by the investment adviser or to operate to the benefit of the respective Fund.

In addition, the Board of ISL unanimously approved a New Sub-Advisory Agreement among the Fund, Aberdeen and Analyst Exchange, the existing sub-adviser to the Fund.  The Board of each of CH and LAQ unanimously approved a New Sub-Advisory Agreement for each such Fund among the Fund, Aberdeen and Celfin, the existing sub-adviser to these Funds.  Neither Analyst Exchange nor Celfin is affiliated with Credit Suisse, Aberdeen PLC or their affiliates or is a party to the Proposed Transaction.  The New Sub-Advisory Agreements were necessary to reflect the Terminations of the CSAM Advisory Agreements of CH, LAQ and ISL.  Therefore, shareholders of ISL, CH and LAQ are also being asked to approve New Sub-Advisory Agreements with the Sub-Advisers, as appropriate.  The terms of each New Sub-Advisory Agreement will be similar to the terms of the existing agreements with the Sub-Advisers, and will reflect the same fee structures as are currently in effect with the Sub-Advisers.  Each New Sub-Advisory Agreement will contain new terms intended to provide consistency among the New Sub-Advisory Agreements, to memorialize current practices already being performed by the investment sub-adviser or to operate to the benefit of the respective Fund.

If shareholders approve the New Advisory Agreement and the New Sub-Advisory Agreement, as applicable, each New Agreement will become effective upon the closing of the Proposed Transaction.  If the Proposed Transaction is not consummated within a reasonable period, the Board of each Fund will consider alternatives and take such action as it deems to be in the best interests of the Fund and its shareholders, including, if the New Agreements have been approved by shareholders pursuant to the Special Meetings, potentially proceeding with such New Agreements without further shareholder approval.

Following the Terminations, if shareholder approval is obtained, the Funds will have the investment advisers and/or investment sub-advisers as set out below:

Fund	Investment Adviser	Investment Sub- Adviser
The Chile Fund, Inc.	Aberdeen Asset Management Investment Services Limited	Celfin Capital Servicios Financieros S.A. (Chilean Investments)
The Emerging Markets Telecommunications Fund, Inc.	Aberdeen Asset Management Investment Services Limited
The First Israel Fund, Inc.	Aberdeen Asset Management Investment Services Limited	Analyst Exchange and Trading Services Ltd.
The Indonesia Fund, Inc.	Aberdeen Asset Management Asia Limited
The Latin America Equity Fund, Inc.	Aberdeen Asset Management Investment Services Limited	Celfin Capital Servicios Financieros S.A. (Chilean Investments)

Terms of the Proposed Transaction

The consummation of the Proposed Transaction is subject to certain terms and conditions, including, among others: (1) the parties to the Proposed Transaction obtaining certain regulatory approvals; and (2) approval by Aberdeen PLC shareholders.  If each of the terms and conditions is satisfied or waived, the parties to the Proposed Transaction anticipate that the closing will take place in one or more stages during the second quarter of 2009.

Following the consummation of the Proposed Transaction, if shareholder approval of the Special Meeting Proposals is obtained, the Funds will be managed by portfolio management teams from Aberdeen or Aberdeen Asia as appropriate.  Any existing portfolio managers, management team members and other key employees and senior professionals of Credit Suisse and CSAM whose employment is continued by Aberdeen PLC will be integrated with the Aberdeen Advisers’ teams that will be managing the Funds.  There can be no assurance, however, that any portfolio manager or other employee of Credit Suisse or CSAM that is part of the Sold Businesses will continue to be employed by Aberdeen PLC after the completion of the Proposed Transaction or will choose to remain an employee of Aberdeen PLC.  Aberdeen, Aberdeen Asia and/or Aberdeen PLC may enter into retention agreements with certain key personnel of Credit Suisse and CSAM in order to secure their services going forward.

As further discussed below, the Aberdeen Advisers have agreed that, for a minimum of three years subsequent to the consummation of the Proposed Transaction, they shall ensure that there is not imposed an “unfair burden,” as defined in Section 15(f) of the 1940 Act, on any Fund, which includes refraining from proposing any increase in the fees paid by the Funds to Aberdeen or Aberdeen Asia.  All contractual arrangements whereby CSAM has agreed either to limit the expenses of certain Funds to a specified annual rate or to waive expenses of certain Funds by a specified annual rate will be continued by the Aberdeen Advisers upon completion of the Proposed Transaction, and all voluntary arrangements either to limit the expenses of certain Funds to a specified annual rate or to waive fees of certain Funds will be continued by the Aberdeen Advisers for two years from the date on which Aberdeen or Aberdeen Asia begin managing the Funds.

Benefits of the New Agreements

Potential benefits of the New Agreements to shareholders of the Funds include: (i) the provision of uninterrupted, high quality investment advisory services for the Funds based on the reputation, financial strength and resources of the Aberdeen Advisers; (ii) the opportunity to be part of a broad closed-end fund platform from a global and independent organization with an exclusive focus on continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular; (iii) an investment approach utilizing a buy-and-hold, low-turnover investment philosophy and a company-level, first-hand research investment process that can produce the type of long-term performance results the shareholders of the Funds have come to expect; (iv) no diminution in the nature, quality and extent of services provided to the Funds and their shareholders, including administrative, regulatory and compliance services; (v) in the case of CH, ETF, ISL and LAQ, management by the Global Emerging Markets Equity Team with over 30 members and, in the case of IF, management by the Asian Equity Team with nearly 20 members; (vi) the provision of uninterrupted investment sub-advisory services by the Sub-Advisers in consultation with Aberdeen; and (vii) for each of CH, IF and ISL, a new or revised management fee breakpoint schedule that will result in lower management fee rates for such a Fund at certain asset levels.

Proxy Solicitation and Related Costs

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, electronic communications or personal interviews conducted by officers or employees of the Funds; CSAM, the investment adviser to the Funds; the Administrator; or The Altman Group, Inc. (“Altman Group”), a proxy solicitation firm that has been retained by each Fund and will receive a fee not to exceed $         per Fund and be reimbursed for its reasonable expenses.  All costs of solicitation in connection with the Annual and Special Meeting Proposals will be borne 50% by each of Credit Suisse and Aberdeen PLC.  Solicitation costs borne by Credit Suisse and Aberdeen PLC include (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund’s shares, (c) payment of Altman Group for its services in soliciting proxies for the Annual and Special Meetings and (d) supplementary solicitations to submit proxies for the Annual and Special Meetings. This Joint Proxy Statement is expected to be mailed to shareholders on or about April       , 2009.

Information Concerning CSAM and the CSAM Sub-Advisers

CSAM, located at Eleven Madison Avenue, New York, New York 10010, is currently an indirect wholly owned subsidiary of Credit Suisse.  Following the closing of the Proposed Transaction, to the extent approvals are obtained, Aberdeen will be the investment adviser responsible for the management of CH, ISL, LAQ and ETF, and Aberdeen Asia will be the investment adviser responsible for the management of IF.

CSAM UK, located at One Cabot Square, London, UK E14 4QJ, is currently an indirect wholly owned subsidiary of Credit Suisse and is an investment sub-adviser to ISL and ETF.  Following the closing of the Proposed Transaction, to the extent approvals are obtained, ETF will no longer have a sub-adviser, and ISL will be sub-advised only by Analyst Exchange.

CSAM Australia, located at Level 31, Gateway Building, 1 Macquarie Place, Sydney, NSW 2000, is currently an indirect wholly owned subsidiary of Credit Suisse and is an investment sub-adviser to IF.  Following the closing of the Proposed Transaction, to the extent approvals are obtained, IF will no longer be sub-advised by any entity.

Information Concerning the Aberdeen Advisers

Aberdeen, located at One Bow Churchyard, London, EC4M 9HH, is a United Kingdom corporation and was acquired by Aberdeen PLC in December 2005. Aberdeen is a U.S. registered investment adviser and is also regulated in the United Kingdom by the Financial Services Authority. Aberdeen provides equity and fixed income advisory services to U.S. clients. Aberdeen is a direct wholly owned subsidiary of Aberdeen PLC.  As of December 31, 2008, Aberdeen had contracted for approximately $0.9 billion in assets.

Aberdeen Asia, located at 21 Church Street #01-01, Capital Square Two, Singapore 049480 is a Singapore corporation. Aberdeen Asia is a U.S. registered investment adviser.  Aberdeen Asia provides equity and fixed income advisory services to U.S. clients.  Aberdeen Asia is a direct wholly owned subsidiary of Aberdeen PLC.  As of December 31, 2008, Aberdeen Asia had contracted for approximately $9.4 billion in assets.

Aberdeen PLC, located at 10 Queen’s Terrace, Aberdeen, AB10 1YG, is the parent company of an asset management group managing assets for both institutional and retail clients from offices around the world. As of December 31, 2008, Aberdeen PLC was 9.08% (fully diluted) owned by its management and staff. As of December 31, 2008, Aberdeen PLC had approximately $158.4 billion in assets under management.

The name, address and principal occupation of the principal executive officers and each director of the Aberdeen Advisers are set out in the table below. No officer or Director of a Fund is also an officer, employee or director of Aberdeen or Aberdeen Asia. No Independent Director of a Fund owns any securities of, or has any other material direct or indirect interest in, Aberdeen, Aberdeen Asia or any of their affiliates. However, employees of Aberdeen PLC or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for Aberdeen PLC, which vest upon the occurrence of certain events.

Following the completion of the Proposed Transaction, Aberdeen PLC will own, directly or indirectly, all of the Sold Businesses.

Neither Aberdeen nor Aberdeen Asia provides investment advisory or sub-advisory services to any fund registered under the 1940 Act that has a similar investment objective, strategy and investment focus to any of the Funds.

Directors/Principal Officers of Aberdeen

Name and Principal Business Address	Principal Occupation
David Hill One Bow Churchyard Cheapside London, United Kingdom EC4M 9HH	Director of Aberdeen (since February 2007) and Chief Operating Officer of Fixed Income of the Aberdeen Group (since February 2007).

Andrew Laing 10 Queens Terrace Aberdeen, Scotland AB10 1YG	Director and Deputy Chief Executive of Aberdeen PLC (since June 2008).

Rod MacRae 40 Princes Street Edinburgh, Scotland EH2 2BY	Director of Aberdeen (since December 2005) and Group Head of Risk of the Aberdeen Group (since November 2005).

Gary Marshall 40 Princes Street Edinburgh, Scotland EH2 2BY	Director of Aberdeen (since December 2005) and Head of Collective Funds of Aberdeen PLC (since February 2007). Member of Aberdeen Group Management Board (since 1997).

Charles McKenzie One Bow Churchyard Cheapside London, United Kingdom EC4M 9HH	Director of Aberdeen (since December 2005) and Head of Fixed Income Europe, Middle East and Asia of the Aberdeen Group (since February 2008).

Anne Richards 40 Princes Street Edinburgh, Scotland EH2 2BY	Chief Executive and Director of Aberdeen and Chief Investment Officer of Aberdeen PLC (since December 2005).

Gordon White 10 Queens Terrace Aberdeen, Scotland AB10 1YG	Director and Chief Financial Officer of Aberdeen (since December 2005) and Group Financial Controller of Aberdeen PLC (since 1990).

Directors/Principal Officers of Aberdeen Asia

Name and Principal Business Address	Principal Occupation
Hugh Young Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480	Managing Director of Aberdeen Asia (since 1992)

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG	Director of Aberdeen Asia (since 1991) and Chief Executive and Executive Director of Aberdeen PLC (since 1983)

Yoon-Chou Chong Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director of Aberdeen Asia (since 1998)

Peter J. Hames Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director and Head of Asian Equities of Aberdeen Asia (since 1992)

Corinne Y. Cheok Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director and Head of Distribution, Asia-Pacific of Aberdeen Asia (since 1999)

Hon-Yu Low Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director of Finance and Operations of Aberdeen Asia (since 1999)

Patrick J.J. Corfe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Marketing/Business Director of Aberdeen Asia (since 2000)

Nicholas P.H. Hadow Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director and Regional Head of Business Development of Aberdeen Asia (since 2005)

Donald R. Amstad Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director of Business Development of Aberdeen Asia (since 2007)

Anthony J. Michael Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director and Head of Fixed Income, Asia of Aberdeen Asia (since 2008)

Information Concerning the Non-CSAM Sub-Advisers

Celfin, located at Avenida Apoquindo 3721, 19th floor, Las Condes, Santiago, Chile, serves as Chilean investment sub-adviser to CH and LAQ.  The New Sub-Advisory Agreements with Celfin and each of CH and LAQ will reflect that Aberdeen will replace CSAM as the Funds’ investment adviser.

Celfin is a closed corporation organized under the laws of Chile and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”).  Celfin is a 98% owned direct subsidiary of Inversiones Celfin Capital S.A., located at Avenida Apoquindo 3721, 19th floor, Las Condes, Santiago, Chile, which owns 98% of Celfin.  Inversiones Casablanca Ltda., located at Peumo 187, Vitacura, Santiago, Chile, and Patmos Finance SA, located at Avenida Apoquindo 3721, 19th floor, Santiago, Chile, each own 32% of Inversiones Celfin Capital S.A., and Inversiones y Renta Montemar Ltda., located at Dieciocho 229, 2nd floor, Santiago, Chile, owns 16% of Inversiones Celfin Capital S.A.  The two controlling managing directors of Inversiones Celfin Capital S.A. are Juan Andrés Camus and Jorge Diego Errázuriz.

The name and principal occupation of the principal executive officers and each director of Celfin are set out in the table below.  The principal address of the principal officers and each director is Avenida Apoquindo 3721, 19th floor, Las Condes, Santiago, Chile.  No officer or Director of a Fund is also an officer, employee or director of Celfin. No Independent Director of a Fund owns any securities of, or has any other material direct or indirect interest in, Celfin or any of its affiliates.

Directors/Principal Officers of Celfin

Name	Principal Occupation
Juan Andrés Camus	Chief Executive Officer and Director of Celfin

Jorge Diego Errázuriz	Chairman of Celfin

Alejandro Montero	Chief Executive Officer of the parent company, Inversiones Celfin Capital S.A.

Rodrigo Rojas	Equity Portfolio Manager

Veronica Montero	Legal Counsel and Compliance Officer

Lorena Campos	Back Office for Investment Funds

Alexander Ratinoff	Equity Research Analyst (since 2007)

Analyst Exchange, located at 46 Rothschild Blvd., Tel Aviv, Israel, 66883, serves as investment sub-adviser to ISL.  The New Sub-Advisory Agreement with Analyst Exchange and ISL will reflect that Aberdeen will replace CSAM as the Fund’s investment adviser.

Analyst Exchange is a private company organized under the laws of Israel and is an investment adviser registered with the SEC under the Advisers Act.  Analyst Exchange is a wholly owned subsidiary of Analyst I.M.S. Investment Management Services Ltd, located at 46 Rothschild Blvd., Tel Aviv 66883.  Analyst I.M.S. Investment Management Services Ltd is controlled by each of Ehud Shiloni and Shmuel Lev.

The name and principal occupation of the principal executive officers and each director of Analyst Exchange are set out in the table below.  The principal address of the principal officers and each director 46 Rothschild Blvd., Tel Aviv 66883.  No officer or Director of a Fund is also an officer, employee or director of Analyst Exchange. No Independent Director of a Fund owns any securities of, or has any other material direct or indirect interest in, Analyst Exchange or any of its affiliates.

Directors/Principal Officers of Analyst Exchange

Name	Principal Occupation
Shmuel Lev	Chairman and Joint Managing Director

Ehud Shiloni	Joint Managing Director

Rafi Kesel	Head of Investment Department

Noga Yatziv	Director

Mina Lander Manor	Chief Operation Officer

Yair Wertheimer	Director

Nava Levy	Chief Financial Officer

Idit Zeelon Rozen	Compliance Officer and General Counsel

Shai Vodovoz	Chief Executive Officer

Neither Celfin nor Analyst Exchange provides investment advisory or sub-advisory services to any fund registered under the 1940 Act that has a similar investment objective, strategy and investment focus to any of the Funds.

Information Concerning the Administrators

Brown Brothers Harriman & Co., located at 40 Water Street, Boston, MA 02109, will continue to serve as each Fund’s administrator.  Celfin Capital S.A. Administradora de Fondos de Capital Extranjero, located at Apoquindo 3721, Piso 19, Santiago, Chile, will continue to serve as the sub-administrator to CH and LAQ with respect to Chilean investments.

New Advisory Agreements

CSAM serves as investment adviser to each Fund, CSAM UK serves as sub-adviser to ETF and ISL and CSAM Australia serves as sub-adviser to IF.  The Proposed Transaction will result in an “assignment” of each Existing CSAM Agreement under the 1940 Act.  As required by the 1940 Act, each

Existing CSAM Agreement provides for its automatic termination in the event of an assignment, and each Existing CSAM Agreement will terminate upon the consummation of the Proposed Transaction.

In anticipation of the Terminations, the Boards acted to ensure that each Fund would receive uninterrupted, high quality investment management services.  After considering alternatives and conducting an extensive analysis of the capabilities and credentials of the Aberdeen Advisers, each Board, consisting entirely of Independent Directors (as defined below), determined that Aberdeen, or Aberdeen Asia in the case of IF, provided these high quality services at fee rates identical to or, for certain Funds at certain asset levels, lower than, the rates under the CSAM Advisory Agreements and approved the New Advisory Agreements.  Shareholders of each Fund are now being asked to approve each New Advisory Agreement with Aberdeen or, in the case of IF, Aberdeen Asia, with terms that are similar to the terms of the CSAM Advisory Agreements in order to permit the Aberdeen Advisers to provide advisory services to each Fund on similar terms and with the same or, for certain Funds at certain asset levels, lower fee structures as are currently in effect.  Each New Advisory Agreement will contain new terms intended to provide consistency among the New Advisory Agreements, to memorialize current practices already being performed by the investment adviser or to operate to the benefit of the respective Fund.  ETF and IF will no longer have sub-advisers following the completion of the Proposed Transaction, and ISL will no longer have a CSAM Sub-Adviser.

The Board of IF has approved an interim advisory agreement (the “IF Interim Agreement”) with Aberdeen Asia to become effective in the event that the Proposed Transaction closes and shareholders of IF have not yet approved the New Advisory Agreement.  If IF’s New Advisory Agreement is not approved by the shareholders within 150 days of the date on which the Termination occurs (expected to be on April 30, 2009), the Board will take such action as it deems to be in the best interests of IF and its shareholders.  The Boards of the other Funds have approved interim advisory agreements with Aberdeen (together with the IF Interim Agreement, the “Interim Agreements”) to become effective in the event that the Proposed Transaction closes and shareholders of a particular Fund have not yet approved a New Advisory Agreement for that Fund.  If a New Advisory Agreement for any of the other Funds is not approved by the shareholders within 150 days of the date on which the Terminations occur (expected to be on June 30, 2009 with respect to the other Funds), the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Compensation earned by the Aberdeen Advisers under the Interim Agreements would be held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreements.  If shareholders approve the New Advisory Agreements within 150 days from the Terminations of the CSAM Advisory Agreements, the amount held in the escrow account, including interest, will be paid to the Aberdeen Advisers, as appropriate.  If shareholders of the applicable Funds do not approve the New Advisory Agreements, Aberdeen and/or Aberdeen Asia will be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned.  If at the end of 150 days following the Termination of a Fund’s CSAM Advisory Agreement the applicable Fund’s shareholders still have not approved the New Advisory Agreement, the applicable Board will take such actions as they deem to be in the best interests of the Fund and their shareholders.

New Sub-Advisory Agreements with Celfin and Analyst Exchange

Celfin serves as sub-adviser to each of CH and LAQ and Analyst Exchange serves as sub-adviser to ISL.  New Sub-Advisory Agreements with the Sub-Advisers will need to be approved to reflect the Terminations of the CSAM Advisory Agreements with each of CH, LAQ and ISL.

Under the 1940 Act, a material change to a fund’s investment advisory agreement generally creates a new agreement that must be approved by the fund’s shareholders.  As part of the Proposed Transaction, CSAM will no longer serve as investment adviser to the Funds and Aberdeen, or Aberdeen Asia, as appropriate, will replace CSAM.  After considering alternatives and conducting an extensive analysis of the Sub-Advisers, the Board of each of CH, LAQ and ISL approved New Sub-Advisory Agreements with Celfin on behalf of CH and LAQ and Analyst Exchange on behalf of ISL.  Accordingly, shareholders of each of CH, LAQ and ISL are being asked to approve New Sub-Advisory Agreements to reflect the Terminations of the CSAM Advisory Agreements with each of CH, LAQ and ISL.  The Sub-Advisers will continue to perform the sub-advisory services on terms that are similar to the terms of the existing sub-advisory agreements with the Sub-Advisers and with the same fee structures as are currently in effect.  Each New Sub-Advisory Agreement will contain new terms intended to provide consistency among the New Sub-Advisory Agreements, to memorialize current practices already being performed by the investment sub-adviser or to operate to the benefit of the respective Fund.  For each of CH, LAQ and ISL, the Special Meeting Proposal to approve each New Sub-Advisory Agreement is subject to the approval of the Special Meeting Proposal to approve the applicable New Advisory Agreement.

The Board of each of CH, LAQ and ISL has approved interim sub-advisory agreements (such agreements included within the term “Interim Agreements”) with Celfin or Analyst Exchange, as the case may be, to become effective in the event that the Proposed Transaction closes and shareholders of a particular Fund have not yet approved a New Sub-Advisory Agreement for that Fund.  If a New Sub-Advisory Agreement for a Fund is not approved by the shareholders within 150 days on which the Terminations occur (expected to be on June 30, 2009), the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Compensation earned by the Sub-Advisers under the Interim Agreements would be held in an interest-bearing escrow account pending shareholder approval of the New Sub-Advisory Agreements.  If shareholders approve New Sub-Advisory Agreements within 150 days from the date on which the Terminations occur, the amount held in the escrow account, including interest, will be paid to the Sub-Advisers.  If shareholders of the applicable Funds do not approve New Sub-Advisory Agreements, the Sub-Advisers will be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned.  If at the end of 150 days following the date on which the Terminations occur the applicable Fund’s shareholders still have not approved New Sub-Advisory Agreements, the applicable Board will take such actions as they deem to be in the best interests of the Funds and their shareholders.

Special Meeting Proposal 1 - Approval of New Advisory Agreements

Shareholders of each Fund are being asked to approve a New Advisory Agreement between the relevant Fund and Aberdeen or, in the case of IF, Aberdeen Asia, whereby Aberdeen or Aberdeen Asia, as the case may be, will provide all advisory services that CSAM currently provides pursuant to the Fund’s CSAM Advisory Agreement.  As described above, each Fund’s CSAM Advisory Agreement will terminate upon consummation of the Proposed Transaction.  Therefore, the Boards, in anticipation of the Terminations, acted to ensure that each Fund would receive uninterrupted, high quality investment management services.  After several meetings in which they considered alternatives and conducted an extensive analysis of the capabilities and credentials of the Aberdeen Advisers, each Board, which consists entirely of Independent Directors (as defined below), determined that Aberdeen or, Aberdeen Asia in the case of IF, could provide these high quality services at fee rates identical to or, for certain Funds at certain asset levels, lower than the rates under the CSAM Advisory Agreements and approved the New Advisory Agreements.  Shareholder approval is now sought for each New Advisory Agreement.

Following the Terminations, if shareholder approval of the Special Meeting Proposals is obtained, the Funds will have the investment advisers as set out below:

Fund	Investment Adviser
The Chile Fund, Inc.	Aberdeen Asset Management Investment Services Limited
The Emerging Markets Telecommunications Fund, Inc.	Aberdeen Asset Management Investment Services Limited
The First Israel Fund, Inc.	Aberdeen Asset Management Investment Services Limited
The Indonesia Fund, Inc.	Aberdeen Asset Management Asia Limited
The Latin America Equity Fund, Inc.	Aberdeen Asset Management Investment Services Limited

If the Proposed Transaction is not consummated within a reasonable period, the Board of each Fund will consider alternatives and take such action as it deems to be in the best interests of the Fund and its shareholders, including, if the New Advisory Agreements have been approved by shareholders pursuant to the Special Meetings, potentially proceeding with such New Advisory Agreements without further shareholder approval.

Board Approval and Recommendation

The Directors who were all present in person at a meeting held on March 18, 2009, including the Directors who are not “interested persons” of each Fund or of Credit Suisse, Aberdeen PLC, Celfin, Analyst Exchange or their affiliates (as defined in the 1940 Act) (“Independent Directors”), unanimously approved the New Advisory Agreement for each applicable Fund and unanimously recommended that shareholders approve the New Advisory Agreement.  A summary of the Directors’ considerations is provided below in the section entitled “Evaluation by the Funds’ Boards.”

Terms of the Existing and New Advisory Agreements

The form of the New Advisory Agreement for each Fund is attached as Exhibit A to this Joint Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A.  Exhibit B shows the date of each CSAM Advisory Agreement, the date when the CSAM Advisory Agreement was last approved by the Directors of the Fund and the date when the CSAM Advisory Agreement was last submitted to a vote of shareholders of each Fund, including the purpose of such submission.

The terms of each New Advisory Agreement are similar to those of the respective CSAM Advisory Agreement.  The New Advisory Agreements differ from the CSAM Advisory Agreements in certain respects; such differences are intended to provide consistency among the New Advisory Agreements, to memorialize current practices already being performed by the investment adviser or to operate to the benefit of the respective Fund.  For example, each New Advisory Agreement contains a new date of execution and initial term of the agreement, reflects the new investment adviser, and contains new provisions in connection with the investment adviser’s acting in compliance with all applicable SEC rules and regulations, treating as confidential Fund information and records, voting proxies consistent with the Fund’s proxy voting policies, providing information to the Board, maintaining Fund books and records in compliance with 1940 Act requirements, indemnifying the Fund, and being deemed an independent contractor of the Fund.  In addition, the New Advisory Agreement for each of CH and IF includes a new indemnification provision requiring the Fund to indemnify the investment adviser, its partners, officers, employees and agents, and the New Advisory Agreement for each of LAQ and ETF modifies the existing indemnification provision to require the Fund to indemnify partners, officers, employees, and agents of the investment adviser.  The New Advisory Agreement for each of LAQ and ETF contains different termination requirements for the investment adviser.

The management fee rates under each New Advisory Agreement do not increase the management fee rates currently in effect under the respective CSAM Advisory Agreement.  The New Advisory Agreement for each of CH, IF and ISL will contain a new management fee breakpoint schedule that will result in lower management fee rates for such a Fund at certain asset levels.  With respect to CH, IF and ISL, Exhibit D contains charts setting out the existing and proposed management fee schedules to illustrate the amounts the investment adviser would have received had the proposed fee schedules been in effect.  All contractual arrangements whereby CSAM has agreed either to limit the expenses of certain Funds to a specified annual rate or to waive expenses of certain Funds by a specified annual rate will be continued by the Aberdeen Advisers, and all voluntary arrangements either to limit the expenses of certain Funds to a specified annual rate or to waive fees of certain Funds will be continued by the Aberdeen Advisers for two years from the date on which the Aberdeen Advisers begin managing the Funds, if approved by the shareholders.  CSAM has advised the Board that it does not anticipate that the Proposed Transaction will result in any reduction in the quality of advisory services now provided to the Funds by CSAM or have any material adverse effect on the ability of CSAM, Aberdeen or Aberdeen Asia to fulfill its obligations to the Funds.

The following discussion applies to both the CSAM Advisory Agreement and the New Advisory Agreement for each Fund (together, the “Advisory Agreements”).  Accordingly, all references to the CSAM Advisory Agreements equally apply to the New Advisory Agreements, and all references to CSAM apply equally to each of the Aberdeen Advisers.

Investment Management Services.  CSAM currently serves as the investment adviser to each Fund pursuant to the CSAM Advisory Agreements with each Fund.  In relation to providing investment advisory and portfolio management services, the CSAM Advisory Agreements provide that CSAM will (a) act in strict conformity with the Fund’s Articles of Incorporation, the 1940 Act and the Advisers Act, as the same may from time to time be amended, (b) manage the Fund’s assets in accordance with the Fund’s investment objective and policies as stated in the Fund’s Registration Statement, (c) make investment decisions for the Fund, (d) place purchase and sale orders for securities on behalf of the Fund, and (e) monitor and evaluate the services provided by the Fund’s investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, CSAM will provide investment research and supervision of the Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. In addition, CSAM will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.  The New Advisory Agreements clarify that Aberdeen or Aberdeen Asia will be subject to any applicable SEC rules and regulations as well as any other applicable provision of law.

Expenses.  CSAM pays all salaries, expenses, and fees of the officers, Directors, and employees of the Funds who are officers, directors, or employees of CSAM.  Each Fund bears the expenses of its operation including the costs associated with: custody, shareholder servicing, shareholder reports, pricing and portfolio valuation, communications, legal and accounting fees, Directors’ fees and expenses, shareholder meetings, bonding and insurance, brokerage commissions, taxes, trade association fees, nonrecurring and extraordinary expenses, and organizational expenses.

Advisory Fee.  CH, ISL, LAQ and ETF each pays CSAM a quarterly advisory fee based on the average of the lesser of the market value of the Fund’s outstanding shares and the Fund’s assets, each as of the last trading day for each week during the applicable quarter.  IF pays CSAM a quarterly fee based on average weekly net assets.  Exhibit D to this Joint Proxy Statement sets out the rate of compensation and aggregate amount of advisory fees paid by each Fund during the last fiscal year.  The New Advisory Agreements for each of CH, IF and ISL will contain new breakpoint fee schedules for advisory fees as set out in Exhibit D.

CSAM has also entered into voluntary arrangements to waive certain expenses of a Fund and/or limit a Fund’s total annual operating expenses to a certain percentage of its average daily net assets.  All voluntary arrangements either to limit the expenses of certain Funds to a specified annual rate or to waive fees of certain Funds will be continued by Aberdeen for two years from the date on which Aberdeen or Aberdeen Asia begin managing the Funds.  Exhibit E to this Proxy Statement sets forth the terms of the current arrangements.

Retention of Sub-Adviser.  CSAM may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities of CSAM. In the event that an investment sub-adviser’s engagement has been terminated, CSAM is responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Fund and the Fund’s Board and subject to the requirements of the 1940 Act.

Services to Other Clients.  The Advisory Agreements do not limit the freedom of CSAM or any of its affiliates to render investment advisory and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

Limitation of Liability.  Neither CSAM nor any director, officer or employee of CSAM performing services pursuant to the Advisory Agreements shall be liable for any error of judgment or mistake of law or any loss unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the CSAM Advisory Agreements (“disabling conduct”).

Indemnification.  Under the CSAM Advisory Agreements with each Fund except CH and IF, the applicable Fund will indemnify CSAM for losses not resulting from disabling conduct.  Each New Advisory Agreement will contain an indemnification provision identical to the indemnification contained in the CSAM Advisory Agreements for ISL, LAQ and ETF.  Such indemnification generally requires a Fund to indemnify Aberdeen, or Aberdeen Asia, as the case may be (each, an “investment adviser”), and each of the investment adviser’s partners, officers, employees, and agents (including any individual who serves at the investment adviser’s request as director, officer, partner, trustee or the like of another corporation) against any and all losses, claims, damages, liabilities or expenses, including reasonable counsel fees and expenses, not resulting from disabling conduct by the Adviser.  Indemnification by a Fund shall be made only following certain events, such as a final decision on the merits by a court or other body that the person to be indemnified was not liable by reason of disabling conduct or, in the absence of such a decision, a reasonable determination that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party Directors who are not “interested persons” of the Fund or (b) an independent legal counsel in a written opinion.  A Fund’s indemnification of an investment adviser is subject to certain limitations, which generally include the investment adviser being required to provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and to provide a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  The indemnification is also subject to the following conditions (i) the investment adviser provides security in form and amount acceptable to the Fund for its undertaking; (ii) the Fund is insured against losses arising by reason of any advance; or (iii) a majority of a quorum of disinterested non-party

Directors, or independent legal counsel, in a written opinion, determines that there is reason to believe that the investment adviser will ultimately be found to be entitled to indemnification.  Each New Advisory Agreement provides for the indemnification of the Fund by Aberdeen or Aberdeen Asia, as the case may be, for liabilities and expenses suffered by the Fund as a result of disabling conduct of Aberdeen or Aberdeen Asia.

Term of Agreement. Each CSAM Advisory Agreement provides that it will remain in effect until November 18, 2009.  Each New Advisory Agreement will provide that it will remain in effect for an initial term of two years.  Each New Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or by the Board, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Directors.

Assignment. The Advisory Agreements provide that they will terminate automatically and immediately in the event of an assignment (as defined in the 1940 Act).

Termination. The CSAM Advisory Agreements of CH, IF and LAQ are terminable, without penalty, on 60 days’ written notice, by the Board of the Fund or by vote of holders of a majority of the Fund’s shares, or upon 90 days’ written notice, by CSAM.  The CSAM Advisory Agreements of ISL and ETF are terminable, without penalty, on 60 days’ written notice, by the Board of the Fund, CSAM or by vote of holders of a majority of the Fund’s shares.  The New Advisory Agreements will contain the same termination provisions with respect to the Fund and the Board but will be terminable, without penalty, by Aberdeen or Aberdeen Asia on 60 days’ written notice.

Confidentiality.  Each New Advisory Agreement requires Aberdeen or Aberdeen Asia to treat confidentially and as proprietary information all records and other information relative to the Fund and the Fund’s prior, current or potential shareholders.  The Aberdeen Advisers are prohibited from using such information for any purpose other than performance of its responsibilities under the agreement.

Proxy Voting.  Each New Advisory Agreement provides that Aberdeen or Aberdeen Asia will be responsible for voting proxies solicited with respect to issuers of securities in which assets of a Fund are invested in accordance with the Fund’s proxy voting policy.

Information Provided to the Fund.  Each New Advisory Agreement provides that Aberdeen or Aberdeen Asia will provide to the Fund whatever information, reports, valuations, analyses and opinions the Fund’s Board reasonably requests.

Books and Records.  Each New Advisory Agreement requires Aberdeen or Aberdeen Asia to comply with recordkeeping requirements with respect to the Fund under the 1940 Act.

Independent Contractor Status.  Each New Advisory Agreement provides that Aberdeen or Aberdeen Asia will be deemed to be an independent contractor and will have no authority to act for or represent the Fund or otherwise be deemed an agent of the Fund.

Changes in Membership.  No New Advisory Agreement contains a provision requiring Aberdeen or Aberdeen Asia to inform the Fund of any change in its membership, as neither Aberdeen nor Aberdeen Asia is a partnership.

Material Differences between the Existing and New Advisory Agreements

The material differences between the CSAM Advisory Agreements and the New Advisory Agreements relate to:  (i) the addition of indemnification provisions to the CH and IF New Advisory Agreements; (ii) the revised termination provisions of the New Advisory Agreements for CH, IF and LAQ which, under the New Advisory Agreements, permit Aberdeen or Aberdeen Asia, as appropriate, to terminate the agreement on 60 days’ notice; (iii) the revised management fee breakpoints for the New Advisory Agreements for CH, IF and ISL; and (iv) the initial term of New Advisory Agreements now being two years instead of one year as in the CSAM Advisory Agreements.

EACH FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS OF THAT FUND VOTE “FOR”

SPECIAL MEETING PROPOSAL 1.

Special Meeting Proposal 2 - Approval of New Sub-Advisory Agreements

Shareholders of each of CH, LAQ and ISL are being asked to approve New Sub-Advisory Agreements to reflect the Terminations of the CSAM Advisory Agreements with respect to each of those Funds.  The Boards of such Funds, each consisting entirely of Independent Directors, in anticipation of such Terminations, acted to ensure that each Fund would receive uninterrupted, high quality investment sub-advisory services.  After several meetings in which they considered alternatives and conducted an extensive analysis of the Sub-Advisers, the Boards of CH and LAQ determined that Celfin, and the Board of ISL determined that Analyst Exchange, could continue to provide these high quality services at appropriate fee rates and approved the New Sub-Advisory Agreements.  The Sub-Advisers will continue to perform the sub-advisory services on similar terms and with the same fee structures as are currently in effect under their current respective agreements.  Shareholder approval is now sought for each New Sub-Advisory Agreement.

If the Proposed Transaction is not consummated within a reasonable period, the Board of each Fund will consider alternatives and take such action as it deems to be in the best interests of the Fund and its shareholders, including, if the New Sub-Advisory Agreements have been approved by shareholders pursuant to the Special Meetings, potentially proceeding with such New Sub-Advisory Agreements without further shareholder approval.

Board Approval and Recommendation

The Directors, all of whom are Independent Directors, a majority of whom were present in person at a meeting held on March 18, 2009 unanimously approved the New Sub-Advisory Agreement for each applicable Fund and unanimously recommended that shareholders approve the New Sub-Advisory Agreement.  A summary of the Directors’ considerations is provided below in the section entitled “Evaluation by the Funds’ Boards.”

Terms of the Existing and New Sub-Advisory Agreements

The form of the New Sub-Advisory Agreement for each of the applicable Funds is attached as Exhibit F to this Joint Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit F.  Exhibit B shows the date of each existing sub-advisory agreement, the date when existing sub-advisory agreement was last approved by the Directors of the Fund and the date when the existing sub-advisory agreement was last submitted to a vote of shareholders of each Fund, including the purpose of such submission.

The terms of each New Sub-Advisory Agreement are similar to the existing sub-advisory agreements with Analyst Exchange or Celfin.  The New Sub-Advisory Agreements will differ from the existing agreements in certain respects; such differences are intended to provide consistency among the New Sub-Advisory Agreements, to memorialize current practices already being performed by the investment sub-adviser or to operate to the benefit of the respective Fund.  For example, each New Sub-Advisory Agreement contains a new date of execution and initial term of the agreement, reflects the new sub-adviser, and contains new provisions in connection with the sub-adviser’s acting in compliance with all applicable SEC rules and regulations, treating as confidential Fund information and records, reporting to Aberdeen information about its compliance policies, providing information to Aberdeen or the Board, maintaining Fund books and records in compliance with 1940 Act requirements, and being deemed an independent contractor of the Fund.  In addition, the New Sub-Advisory Agreement for ISL provides for the indemnification of the Fund by Analyst Exchange, and the New Sub-Advisory Agreement for LAQ with Celfin no longer permits the investment adviser to require LAQ to pay Celfin in Chilean pesos at the Chilean exchange rate.  The New Sub-Advisory Agreements for each of CH and LAQ contain different termination requirements for Celfin.

Sub-Advisory Services.  Under the existing sub-advisory agreements, the Sub-Advisers provide investment advisory assistance and portfolio management advice to the Funds.  In connection with this, the Sub-Advisers may (1) furnish advice and make recommendations to the Fund’s investment adviser regarding the purchase and sale of foreign securities; (2) provide the Fund’s investment adviser with statistical, research and other factual data for the investment adviser’s use in connection with the Fund’s investment program; (3) identify and inform the Fund’s investment adviser of foreign regulatory and other governmental requirements applicable to the Fund in connection with the Fund’s foreign investments; (4) monitor and inform the Fund’s investment adviser of the execution of transactions and the settlement and clearance of the Fund’s securities transactions; and (5) provide information regarding corporate actions, repatriation restrictions, currency restrictions and other matters relating to the Fund’s foreign holdings.  The New Sub-Advisory Agreements clarify that the Sub-Advisers will be subject to all applicable SEC rules and regulations as well as any other applicable provision of law.  The New Sub-Advisory Agreements also require that both of the Sub-Advisers arrange for the transmission of trade confirmations and other information to each Fund’s custodian and assist in determining or confirming the market value of certain foreign securities.

Sub-Advisory Fee.  Exhibit D to this Joint Proxy Statement set forth the rate of compensation and aggregate amount of advisory fees paid by CSAM to each of the Sub-Advisers during the last fiscal year.

Limitation of Liability.  Neither Celfin nor Analyst Exchange is liable for any act or omission or any loss suffered by any Fund or any Fund’s shareholders under the existing sub-advisory agreements unless due to willful misfeasance, bad faith, gross negligence or reckless disregard (“disabling conduct”) of its duties under the existing sub-advisory agreements.  The existing agreement and New Sub-Advisory Agreement with Analyst Exchange contain an indemnification provision whereby ISL will indemnify Analyst Exchange and certain of its affiliates for liabilities not resulting from disabling conduct.  The New Sub-Advisory Agreement with Analyst Exchange also requires Analyst Exchange to indemnify ISL for liabilities and expenses that result from Analyst Exchange’s disabling conduct.

Term of Agreement.  Each existing sub-advisory agreement provides that it will remain in effect until November 18, 2009.  Each New Sub-Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or by the Directors, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Directors.

Termination.  The existing sub-advisory agreement with Analyst Exchange may be terminated, without penalty, by the Fund’s investment adviser, the Board of the Fund, by vote of holders of a majority of the Fund’s shares, or by Analyst Exchange, on 60 days’ written notice.  The existing sub-advisory agreements with Celfin may be terminated, without penalty, on 60 days’ notice (i) by each Fund’s investment adviser, the Board of each Fund, or by vote of holders of a majority of each Fund’s shares, or (ii) by Celfin on 90 days’ notice.  The New Sub-Advisory Agreements with Celfin will permit Celfin to terminate the agreement on 60 days’ notice.  Each existing sub-advisory agreement will also terminate automatically in the event of its assignment.

Confidentiality.  Each New Sub-Advisory Agreement requires Celfin or Analyst Exchange to treat confidentially and as proprietary information all records and other information relative to the Fund and the Fund’s prior, current or potential shareholders.  The Sub-Advisers are prohibited from using such information for any purpose other than performance of its responsibilities under the agreement.

Information Provided to the Fund.  Each New Sub-Advisory Agreement provides that Celfin or Analyst Exchange will provide to the Fund whatever information, reports, valuations, analyses and opinions the Fund’s Board reasonably requests.

Books and Records.  Each New Sub-Advisory Agreement requires Celfin or Analyst Exchange to comply with recordkeeping requirements with respect to the Fund under the 1940 Act.

Compliance Policies.  Each New Sub-Advisory Agreement provides that the sub-adviser is required to submit to Aberdeen any material changes to its compliance policies and to notify Aberdeen of any regulatory examinations commenced against the sub-adviser and of any material compliance matter that relates to the Fund.

Independent Contractor Status.  Each New Sub-Advisory Agreement provides that Celfin or Analyst Exchange will be deemed to be an independent contractor and will have no authority to act for or represent the Fund or otherwise be deemed an agent of the Fund.

Changes in Membership.  The existing agreement with Analyst Exchange requires Analyst Exchange to notify the Fund and CSAM of any changes in its board of directors, management, principal shareholdings or control.  The existing agreements with Celfin require Celfin to inform CSAM of any change in its membership.  The New Sub-Advisory Agreements with Celfin do not contain a provision requiring Celfin to inform the Fund of any change in its membership, as Celfin is not a partnership.  The New Sub-Advisory Agreements with Celfin require Celfin to promptly notify the Fund and Aberdeen of any change in its board of directors, management, principal shareholdings or control.

Material Differences between the Existing and New Sub-Advisory Agreements

The New Sub-Advisory Agreements will not contain any material changes from the existing agreements, but will include different terms and provisions, described above, generally in connection with termination, indemnification, status of the sub-adviser and compliance by the sub-adviser with certain federal securities law requirements.  Such differences are intended to provide consistency among the New Sub-Advisory Agreements, to memorialize current practices already being performed by the investment sub-adviser or to operate to the benefit of the respective Fund.

EACH FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS OF THAT FUND VOTE “FOR”

SPECIAL MEETING PROPOSAL 2.

EVALUATION BY THE FUNDS’ BOARDS

Board Meetings and Considerations of the New Agreements

From January through March 2009, the Boards held a series of meetings to consider alternatives available to the Funds in light of the Terminations.  At these meetings, the Boards invited representatives of Credit Suisse and Aberdeen PLC to provide information regarding the Terminations and their impact on the advisory, sub-advisory and other service-provider relationships of the Funds.  The Boards also met with senior executives, investment professionals and compliance personnel of both Credit Suisse and Aberdeen PLC and their investment advisory subsidiaries and obtained input from senior executives and investment personnel of the Sub-Advisers.  The Independent Directors conferred with each other and their independent legal counsel about these matters in numerous executive sessions.  Throughout this period, the Independent Directors, directly and through their counsel, also requested, received and evaluated extensive information about Aberdeen PLC’s investment advisory subsidiaries and their capacity and resources to manage the Funds.  The Independent Directors also considered other options for the Funds, including engaging a consultant to solicit and evaluate proposals from other asset management firms and restructuring or liquidating the Funds.

On March 18, 2009, after a detailed review of all information received and extensive deliberations, each Fund’s Board unanimously approved a New Advisory Agreement between the Fund and Aberdeen or, solely with respect to IF, Aberdeen Asia.  In addition, the Board of each of CH and LAQ unanimously approved a New Sub-Advisory Agreement for each such Fund among the Fund, Aberdeen and Celfin, the existing sub-adviser to the Funds, and the Board of ISL unanimously approved a New Sub-Advisory Agreement among the Fund, Aberdeen and Analyst Exchange, the existing sub-adviser to the Fund.  Each of the New Agreements was approved by a majority of a Fund’s Independent Directors.

In approving the New Advisory Agreements, the Boards considered all factors they believed relevant in exercising their business judgment, including the following:

(i) the reputation, financial strength and resources of Aberdeen PLC and its investment advisory subsidiaries, the Aberdeen Advisers;

(ii) that Aberdeen PLC is a global and independent organization with an exclusive focus on asset management;

(iii) Aberdeen PLC’s commitment, as personally communicated by its most senior executive officers, to continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular;

(iv) Aberdeen PLC’s representation that, if the Aberdeen Advisers were approved as the Funds’ investment advisers, there would be no diminution in the nature, quality and extent of services provided to the Funds and their shareholders, including administrative, regulatory and compliance services;

(v)  the qualifications and experience of portfolio management personnel of the Aberdeen Advisers who would be responsible for managing the Funds’ investments, including the Funds’ illiquid investments, and the Aberdeen Advisers’ team-based investment philosophy and process;

(vi) Aberdeen PLC’s regulatory and compliance history in general and in connection with servicing existing U.S.-registered closed-end funds in particular;

(vii) that Aberdeen has experience successfully working with various sub-advisers for existing clients, and would continue to engage and collaborate in the investment process with Celfin as sub-adviser to CH and LAQ and Analyst Exchange as sub-adviser to ISL;

(viii) that the investment objectives and policies of the Funds will not change following the Terminations;

(ix) that any repositioning of the Funds’ portfolios to transition them to the Aberdeen Advisers’ investment style (with trading activity expected to be substantial in the short term for IF and LAQ and minimal in the short term for CH, ETF and ISL) would be done in a manner that minimizes transaction costs and mitigates adverse tax consequences;

(x) that the Aberdeen Advisers have investment performance records in relevant strategies comparable or superior to those of CSAM for most of the Funds, as discussed below;

(xi) that the Aberdeen Advisers have no present intention to propose any immediate changes to any of the Funds’ third-party service providers;

(xii) that the Funds’ advisory fees rates would remain at the same levels under the New Advisory Agreements and for certain Funds at certain asset levels would decrease;

(xiii) that expenses that are currently absorbed by CSAM as the Funds’ adviser would be absorbed by the Aberdeen Advisers, as applicable, as the Funds’ advisers;

(xiv) that the terms and conditions of the New Agreements are similar to those of the existing agreements (see “Terms of the Existing and New Advisory Agreements” above);

(xv) that Credit Suisse and Aberdeen PLC, and not the Funds, would bear all costs of meetings, preparation of materials and solicitation in connection with obtaining approvals of the New Agreements; and

 (xvi) that the Aberdeen Advisers have committed to refrain from imposing or seeking to impose, for a period of two years after the closing of Proposed Transaction, any “unfair burden” (as defined in the 1940 Act) on the Funds.

In approving the New Sub-Advisory Agreements, the applicable Boards considered all factors they believed relevant in exercising their business judgment, including the following:

(i) the reputation, financial strength and resources of the Sub-Advisers;

(ii)  the qualifications and experience of portfolio management personnel of the Sub-Advisers;

(iii) that the Sub-Advisers have expressed a strong interest in continuing to sub-advise the applicable Funds and collaborating with Aberdeen in the investment process;

(iv) that, at their November 2008 meeting, the Directors performed a full annual review of the existing sub-advisory agreements as required by the 1940 Act and had re-approved the agreements, concluding, among other things, that: (a) they were was satisfied with the nature, extent and quality of the investment sub-advisory services provided to the Funds by the Sub-Advisers; (b) the overall performance results and expense comparisons supported the re-approval of the existing sub-advisory agreements; and (c) the sub-advisory fee rates charged by the Sub-Advisers, which are payable by CSAM and not by the Funds, were not excessive; and

(v) that the terms and conditions of the New Sub-Advisory Agreements are similar to those of the existing sub-advisory agreements (see “Terms of the Existing and New Sub-Advisory Agreements” above).

In their deliberations, the Directors did not identify any single item that was all-important or controlling and each Director may have attributed different weights to the various factors.  The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.   Moreover, the Directors considered alternatives to approval of the New Agreements, including engaging a consultant to solicit and evaluate proposals from other asset management firms, but determined that such an undertaking would be expensive and time-consuming and would not likely result in a more preferable recommendation. The Directors also considered possible restructuring or liquidation of the Funds.  However, the Directors declined to pursue those options further because of their belief, after careful consideration of all factors, that appointing the Aberdeen Advisers and re-appointing the Sub-Advisers to manage the Funds would be in the best interest of each Fund and its shareholders.

Certain of the Board considerations outlined above are discussed in more detail below.

Nature, Extent and Quality of Services.  The Directors received and considered various data and information regarding the nature, extent and quality of services to be provided under the New Agreements.  With respect to the Aberdeen Advisers, the most recent investment adviser registration forms were provided to the Boards, as were responses to detailed requests submitted by the Independent Directors’ independent legal counsel on their behalf.  The Directors reviewed and analyzed these responses, which included, among other things, information about the background and experience of senior management and investment personnel who would be responsible for managing the Funds.  The Directors also had extensive presentations from and information sessions with senior investment personnel of the Aberdeen Advisers.  The Directors considered the information provided regarding the portfolio managers and other resources that would be dedicated to the Funds and the investment philosophy and process that would be followed by those individuals in managing the Funds.

With respect to the portfolio management teams for the Funds, the Boards considered the Aberdeen Advisers’ explanations that:  (i) CH, ETF, ISL and LAQ would be managed or overseen by a Global Emerging Markets Equity Team with over 30 members and IF would be managed by an Asian Equity Team with nearly 20 members; (ii) employment of the current portfolio managers for the Funds will be transferred to Aberdeen PLC subsidiaries at closing and such portfolio managers will be offered the opportunity to continue such employment, and those portfolio managers for whom individual employment terms are agreed will be integrated into the appropriate Aberdeen or Aberdeen Asia team responsible for managing the Funds; and (iii) the Sub-Advisers would continue to serve as sub-advisers to the Funds that they currently sub-advise in consultation with Aberdeen.

With regard to the investment philosophy and process that would be followed in managing the Funds, the Directors received extensive information about the buy-and-hold, low-turnover investment philosophy of, and the company-level, first-hand research investment process followed by, the Aberdeen Advisers’ team members.  Specifically, the Directors considered the Aberdeen Advisers’ description of their investment process as primarily a bottom-up one focused on disciplined evaluation of companies through face-to-face visits with management.  The Directors further considered the Aberdeen Advisers’ explanations that:  (i) no stock is bought prior to multiple on-site meetings with company management and team members’ completion of a detailed written analysis of the company; (ii) company visits are rotated among team members to gain better perspective and benefit from team members’ experience and to foster more objective analyses of companies; and (iii) decisions whether to buy, sell or watch a stock are made with an opportunity for all team members to provide input based on company visits and analyses by individual members.  The Directors also noted Aberdeen’s description of its expected collaborative relationship with the Sub-Advisers.  Separately, the Directors considered the Sub-Advisers’ willingness to continue to serve as sub-advisers and work together with Aberdeen in the investment process.

Applying this investment philosophy and process, the Aberdeen Advisers have advised the Directors that, in transitioning management responsibilities from CSAM to the Aberdeen Advisers, they expect trading activity to be substantial in the short term from the repositioning of the investment portfolios of LAQ and IF and minimal in the short term from the repositioning of the investment portfolios of CH, ISL and ETF.  Furthermore, the Aberdeen Advisers have advised the Directors that they expect any repositioning to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences.  The Aberdeen Advisers also have advised the Directors that, over time, they expect low turnover for the Funds’ portfolios.

The Directors further considered the Aberdeen Advisers’ extensive experience managing accounts with investment strategies comparable to those of the Funds.  The Directors noted, for example, that the Aberdeen Advisers currently have substantial equity assets under management in markets directly relevant to the Funds, including, as of December 31, 2008, approximately $150 million in Chilean equities, $280 million in Israeli equities, $500 million in Indonesian equities, $1.1 billion in emerging market telecommunications equities and $2.2 billion in Latin American equities.  The Directors further considered Aberdeen’s statement that it plans to open an office in Latin America in the near future to further enhance its asset management capabilities in Latin America.

The Directors also evaluated the ability of the Aberdeen Advisers and the Sub-Advisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals.  In this regard, the Directors considered information regarding incentive and retirement plans and the general nature of the compensation structure applicable to portfolio managers and other key personnel.

In addition, the Directors considered and evaluated materials and information received regarding the Aberdeen Advisers’ investment and legal compliance program and record.  In this regard, the Directors noted the Chairman’s visit to Aberdeen’s London office, where he met with portfolio management and other key personnel and inquired about relevant aspects of its asset management business and operations.  Additionally, the Directors considered the compliance program of the U.S. registered closed-end funds managed by the Aberdeen Advisers and met in-person with the individual who currently serves as the Chief Compliance Officer (“CCO”) of those funds who the Boards may decide to appoint as the CCO of the Funds.  The Directors also considered the compliance record and programs of the Sub-Advisers.

Based on the foregoing and other relevant information reviewed, the Directors concluded that, overall, they were satisfied with assurances from the Aberdeen Advisers and the Sub-Advisers as to the expected nature, extent and quality of the services to be provided to the Funds under the New Agreements.

Investment Performance.  The Directors considered the investment performance record of the Aberdeen Advisers in managing other funds and accounts with investment strategies similar to those of the Funds.  The Directors evaluated the results in comparison to the investment performance of the Funds while advised by CSAM, and to relevant benchmark indexes.  The Directors noted that, although the investment policies, restrictions and risk profiles of the Aberdeen Advisers’ other funds and accounts are not identical to those of the Funds, they are similar enough that the performance achieved for those clients is instructive.  Based on materials provided by the Aberdeen Advisers about the investment performance achieved for these other funds and accounts, the Directors noted that the Aberdeen Advisers had performance results comparable to, and in certain cases superior to, those attained for a corresponding Fund and/or by a relevant index.  In this regard, the IF Board considered that Aberdeen Asia’s Indonesian equity strategy has outperformed IF for the one-, three- and five-year periods and outperformed the MSCI Indonesia Index for the one- and three-year period.  The ETF Board considered that Aberdeen’s global emerging markets equity strategy has outperformed the MSCI Emerging Markets Index for the one-, three- and five-year periods.  The LAQ Board considered that Aberdeen’s comparable product for Latin American equities has substantially similar performance to that of LAQ.   The LAQ Board also considered the investment performance results of Celfin with respect to the portion of the Fund it sub-advises.  The Board noted its re-approval of Celfin at the November 2008 meeting, having been satisfied with its long-term performance results for the Fund.  With respect to CH and ISL, those Funds’ Boards noted that Aberdeen had no comparable composite performance although it manages assets in those markets as part of larger portfolios.  The CH and ISL Boards considered the Aberdeen Advisers’ broader performance results and resources and also noted their re-approval of the Sub-Advisers at the November 2008 meeting based, in part, on the long-term performance results for those Funds.

Fees and Economies of Scale.  The Directors considered that the advisory fee rates charged would remain at the same levels under the New Advisory Agreements and for certain Funds at certain asset levels would decrease.  The Directors determined that fee rates under the New Advisory Agreements are well within the range charged by the Funds’ peers and are not excessive.  In reaching this determination, the Directors considered their review of extensive independent fee data at the November 2008 meeting and their review of supplemental independent fee data at the 2009 meetings.  The Directors also noted the Aberdeen Advisers’ commitment to absorb expenses that are currently absorbed by CSAM as the Funds’ adviser.  Furthermore, the Directors considered that advisory fee breakpoints in place for ETF and LAQ would continue under the New Advisory Agreements and that new or revised advisory fee breakpoints for IF, ISL and CH would be introduced in the New Advisory Agreements for those Funds.  These breakpoints would decrease the fee rates payable by the Funds as their asset levels increase, allowing shareholders to enjoy a share of the benefits of economies of scale, if any.  Additionally, the Directors noted the Aberdeen Advisers’ representation that they will endeavor to manage the Funds in a similar fashion to comparable accounts and thus will attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies.

With respect to the New Sub-Advisory Agreements, the Directors considered that sub-advisory fee rates charged by the Sub-Advisers under the New Sub-Advisory Agreements, which would be payable by Aberdeen and not the Funds, would be the same fee rates charged under the existing sub-advisory agreements.

Costs of Services Provided and Profitability.  In evaluating the costs of the services to be provided by the Aberdeen Advisers and the Sub-Advisers under the New Agreements and the profitability to the Aberdeen Advisers and the Sub-Advisers of their relationships with the Funds, the Directors once again considered, among other things, that there would be no increase in advisory or sub-advisory fee rates under the New Agreements.  The Directors further noted that, with respect to the Aberdeen Advisers, it was not possible to predict with certainty how the Aberdeen Advisers’ profitability would be affected by becoming the investment advisers to the Funds but that they had been satisfied, based on their review of the projected profitability of the Aberdeen Advisers, that the profitability from their relationship with the Funds would not be excessive.  They also noted that they would have opportunities to review the Aberdeen Advisers’ profitability in the future based on actual results.  With respect to the Sub-Advisers, the Directors noted that they had received and considered profitability information from the Sub-Advisers at the November 2008 contract renewal meeting and observed that, in light of the costs of providing portfolio management and other services to the Fund, the profits that the Sub-Advisers received for providing those services were not excessive.

Furthermore, the Directors received and considered information about the financial viability of the Aberdeen Advisers and the Sub-Advisers and were satisfied that the Aberdeen Advisers and the Sub-Advisers have adequate resources to perform the services required under the New Agreements.

Information about Services to Other Clients.  The Directors considered information about the nature and extent of services and fee rates offered by the Aberdeen Advisers and the Sub-Advisers to other clients, including other registered investment companies, separate accounts and institutional investors.  The Directors concluded that the advisory fee rates under the New Advisory Agreements and sub-advisory fee rates under the New Sub-Advisory Agreements are not excessive, given the nature and extent of services expected to be offered and other factors, including the Directors’ review of independent peer group fee data.

Fall-Out Benefits and Other Factors.   The Directors also considered information regarding potential “fall-out” or ancillary benefits that would be received by the Aberdeen Advisers and the Sub-Advisers as a result of their relationship with the Funds.  In this regard, the Directors concluded that the Aberdeen Advisers and the Sub-Advisers may derive reputational benefits from their association with the Funds.  The Directors also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Directors considered the Aberdeen Advisers’ statements that, although they do not typically generate soft dollars from the types of transactions in which the Funds engage, brokers sometimes provide unsolicited access to financial and market databases free of charge, which may be based on trading volume.  The Directors further noted the Aberdeen Advisers’ statement that they at times use particular brokers based, in part, on those brokers providing the Aberdeen Advisers access to management of certain issuers, subject at all times to the Aberdeen Advisers’ duty to seek best execution.

The Directors also considered the terms of the Proposed Transaction.  Credit Suisse and Aberdeen PLC advised the Directors that, pursuant to the terms of the Proposed Transaction, Credit Suisse would receive up to 24.9% of the enlarged share capital of Aberdeen PLC for the Sold Businesses.  The Directors thus understood that Credit Suisse has an interest in having the Aberdeen Advisers approved under the New Agreements.  The Directors were advised of this fact, but did not give it any weight in their deliberations.   The Directors considered that the Aberdeen Advisers expressed an interest in managing the Funds even if the Proposed Transaction fails to close.

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Directors, concluded that approval of the New Agreement(s) is in the best interest of the Fund and its shareholders.  Accordingly, the Boards unanimously approved the New Agreement(s) and recommend that shareholders vote FOR approval of the New Agreement(s).

Rule 15a-4 under the 1940 Act

Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for a new investment advisory agreement for a period of up to 150 days after termination of an investment advisory agreement, subject to certain conditions.  Under Rule 15a-4, where a registered investment adviser or a controlling person receives money or other benefits in connection with an assignment of an advisory agreement, a new registered investment adviser can provide advisory services to a registered fund under an interim agreement with a duration of no more than 150 days so long as:

•                  the registered adviser’s compensation during this interim period is no greater than would have been received under the previous investment advisory agreement;

•                  the registered fund’s board of directors, including a majority of disinterested directors, votes in person to approve the interim agreement before the prior investment advisory agreement is terminated and determines that the scope and quality of services to be provided under the interim agreement are at least equivalent to those provided under the previous investment advisory agreement;

•                  the interim agreement provides that the registered fund’s board or a majority of its outstanding voting securities may terminate the investment advisory agreement on no more than 10 days’ written notice to the registered adviser and that the adviser’s compensation will be held in an interest-bearing account with the registered fund’s custodian or a bank pending shareholder approval; and

•                  except for the required additional items noted above, the interim agreement contains the same terms and conditions as the previous investment advisory agreement (other than effective and termination dates and other immaterial differences).

To rely on Rule 15a-4, a majority of a registered fund’s board of directors needs to be disinterested and those disinterested directors need to select and nominate other disinterested directors when vacancies occur.  Further, any legal counsel to the registered fund’s disinterested directors needs to be ‘‘independent’’ (i.e., counsel that has had no, or sufficiently limited, representation of certain fund affiliates).

Each of the Interim Agreements complies with the requirements set out above.  If shareholders approve the New Agreements within 150 days from the Terminations, the amount held in the escrow account, including interest, will be paid to the respective Aberdeen Advisers and Sub-Advisers.  If shareholders do not approve the New Agreements within 150 days from the Terminations, the respective Aberdeen Advisers and Sub-Advisers will be entitled to the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned.  If, at the end of 150 days following the Terminations, the applicable Fund’s shareholders still have not approved the relevant New Agreement(s), each Board will take such actions as it deems necessary to be in the best interests of the Fund and its shareholders.  At the present time, all of the Directors are classified as Independent Directors and expect to remain so classified following the sale of the Sold Businesses.  The Aberdeen Advisers have agreed that, for a minimum of three years subsequent to the consummation of the Proposed Transaction, they shall ensure that at least 75% of each Board consists of Independent Directors and have no plans to impede any Board’s current or future determination to select its own constitution of Independent Directors.

Based on their evaluation of the materials presented, the Directors unanimously concluded that the terms of the Interim Agreements are in the best interests of the Funds and their shareholders, and that the scope and quality of services to be provided under the Interim Agreements are at least equivalent to those provided under the current agreements.  The Directors unanimously voted to approve the Interim Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Directors have not been advised by Credit Suisse or Aberdeen PLC of any circumstances arising from the Proposed Transaction that might result in the imposition of an “unfair burden” on any Fund as defined in Section 15(f) of the 1940 Act.  Moreover, the Aberdeen Advisers have committed that for two years after the consummation of the Proposed Transaction, they will use their reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on any Fund, which includes refraining from proposing any increase in fees paid by a Fund to Aberdeen, Aberdeen Asia or any sub-advisers.  At the present time, over 80% of the Directors are classified as Independent Directors and expect to remain so classified following the sale of the Sold Businesses.  The Aberdeen Advisers have agreed that for a minimum of three years subsequent to the consummation of the Proposed Transaction, they shall ensure that at least 75% of each Board consists of Independent Directors and have no plans to impede any Board’s current or future determination to select its own constitution of Independent Directors.

Based on their evaluation of the materials presented, the Directors who attended the March 18, 2009 Board meeting, including all the Independent Directors, unanimously concluded that the New Agreements are in the best interests of the Funds and their shareholders.  The Directors believe that the New Agreements will enable each Fund to receive high quality investment management services at fee rates identical to or, for certain Funds at certain asset levels, lower than the rates under the current agreements, which the Independent Directors deem to be in the best interests of the Fund and its shareholders.  The Directors unanimously voted to approve and to recommend to the shareholders of each Fund that they approve the New Agreements.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon a review of filings made pursuant to Section 13 of the 1934 Act, or such other filings as noted below, as of March 3, 2009, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of each of CH, LAQ, IF, ISL and ETF because they possessed or shared voting or investment power with respect to CH’s, LAQ’s, IF’s, ISL’s or ETF’s Shares, as applicable:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
CH:	Common	Administradora de Fondos de Pensiones de Provida, S.A. Avenida Pedro de Valdivia 100 Piso 9 Santiago, Chile	2,374,199	23.41%
	Common	A.F.P. Habitat S.A. Avenida Providencia 1909 Piso 9 Santiago, Chile	2,061,432	24.79%
	Common	City of London Investment Group PLC 77 Gracechurch Street London, UK EC3V 0AS	1,047,646	10.33%

LAQ:	Common	City of London Investment Group PLC 77 Gracechurch Street London, UK EC3V 0AS	1,403,501	22.73%

IF:	Common	City of London Investment Group PLC 77 Gracechurch Street London, UK EC3V 0AS	1,264,033	15.29%

ISL:	Common	The State Teachers Retirement Board of Ohio 275 East Broad Street Columbus, OH 43215	219,950	5.16%

ETF:	Common	Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	2,453,389	28.42%
	Common	City of London Investment Group PLC 77 Gracechurch Street London, UK EC3V 0AS	1,286,388	15.60%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund’s officers and Directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s Shares to file reports of ownership with the SEC and the Fund.

Based solely upon each Fund’s review of the copies of such forms received by it and written representations from such persons, to the knowledge of each Fund, for the fiscal year ended December 31, 2008 with respect to CH, ISL, IF and

LAQ, and for the fiscal year ended October 31, 2008 with respect to ETF, such forms, but for the exceptions noted below, were filed on a timely basis.

CSAM, on behalf of each of the Directors Enrique Arzac, Steven Rappaport and James Cattano, failed to timely file Form 4 as of July 29, 2008 and January 5, 2009 to reflect a change in share ownership by each such Director in each of CH, ISL, IF and LAQ that occurred on July 25, 2008 and December 30, 2008, respectively.  CSAM, on behalf of each of the Directors Enrique Arzac, Steven Rappaport and James Cattano, failed to timely file Form 4 as of July 29, 2008 to reflect a change in share ownership by each such Director in ETF that occurred on July 25, 2008.  CSAM, on behalf of Director Martin Torino, failed to timely file Form 4 as of January 5, 2009 to reflect a change in share ownership by such Director in each of CH, ISL, and LAQ that occurred on December 30, 2008.  CSAM, on behalf of Director Lawrence Fox, failed to timely file Form 4 as of January 5, 2009 to reflect a change in share ownership by such Director in each of CH, ISL, IF and LAQ that occurred on December 30, 2008.  CSAM, on behalf of Director Walter Eberstadt, failed to timely file Form 4 as of January 5, 2009 to reflect a change in share ownership by such Director in ETF that occurred on December 30, 2008.

Number of Shares Outstanding of Each Fund as of the Record Date

Each Fund has one class of its Shares of capital stock, par value $0.001 per share. Each Share of a Fund is entitled to one vote at each of that Fund’s Annual Meeting and Special Meeting, and fractional Shares are entitled to a proportionate share of one vote. On the record date, March 30, 2009, the following number of Shares of each Fund were issued and outstanding:

CH	common shares
ISL	common shares
IF	common shares
LAQ	common shares
ETF	common shares

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund’s proxy material relating to its 2010 annual meeting of shareholders, the shareholder proposal must be received by that Fund no later than                   , 2009. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in a Fund’s proxy materials.

Pursuant to the Bylaws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. Under Maryland law, and pursuant to each Fund’s Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund’s notice of special meeting.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the relevant Fund. Such notice must contain the information required by the Bylaws. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the relevant Fund c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010 not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2009 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARDS AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Fund at (800) 293-1232. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of your household, please contact the Funds in writing at: Eleven Madison Avenue, 24th Floor, New York, New York 10010 or call the Funds at (800) 293-1232.

Other Business

Management knows of no business to be presented at the Annual Meeting, other than the Annual Meeting Proposal set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.  Under Maryland law, and pursuant to each Fund’s Bylaws, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Special Meeting Proposals, no other business may properly come before the Special Meeting.  If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Special Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

VOTING INFORMATION

Voting Rights

Shareholders of record on the Record Date are entitled to notice of, and to vote at the Meetings. Each share or fractional share is entitled to one vote or fraction thereof.  Regardless of the class of shares they own, shareholders of each Fund will vote as a single class on each Proposal.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meetings, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted “FOR” the Proposals, including “FOR” each of the nominees for Director.  Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meetings and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Joint Proxy Statement. Any letter of revocation or later-dated proxy card must be received by the Fund prior to the Meetings and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares before the Meetings.  The Funds understand that, under the rules of the Alternext US, in routine matters, such as the election of Directors under the Annual Meeting Proposal, a broker member may authorize a proxy without instructions from the customer.  Under the Alternext US rules a broker member may not, in connection with certain, non-routine matters, such as the approvals sought under the Special Meeting proposals, authorize any proxy without instructions from the customer.  Votes that, in accordance with the Alternext US rules, are not cast by broker-dealer firms on those non-routine matters because the broker did not receive instructions are called “broker non-votes.” With respect to the Special Meeting Proposals, broker non-votes and abstentions will have the same effect as a vote against the proposal, although they will be considered present for purposes of determining the presence of a quorum at the Special Meeting.

Credit Suisse and its affiliates have advised the Funds that they intend to vote the shares over which they have voting power at the Meetings, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of Credit Suisse and its affiliates or other representatives of the Funds.  Proxy solicitations will also be made by The Altman Group.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own Shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. Separate proxy cards, however, are included for each of the Annual Meeting and the Special Meeting proposals.  If you own shares of more than one Fund, you will receive a proxy card for each Meeting for each Fund that you own as well as a combined proxy card for each of the Annual Meeting and Special Meeting. If you vote all your shares the same way, you can use the combined proxy card for each of the Annual Meeting and the Special Meeting to vote all your shares on one proxy card.  To the extent information regarding common ownership is available to the Funds, a shareholder who owns of record Shares in more than one Fund will receive a package containing this Joint Proxy Statement and proxies for each of the Annual Meeting and Special Meeting for each Fund in which that shareholder owns Shares. If information relating to common ownership is not available to the Funds, a shareholder who beneficially owns Shares in more than one Fund may receive more than one package, each containing this Joint Proxy Statement and a proxy card for each of the Annual Meeting and Special Meeting for a single Fund. It is essential that shareholders complete, date, sign and return EACH enclosed proxy card for each of the Annual Meeting and Special Meeting.

In order that your Shares may be represented at the Meetings, you are requested to:

•                  indicate your instructions on the proxy cards for each of the Annual Meeting and Special Meeting;

•                  date and sign the proxy cards for each of the Annual Meeting and Special Meeting;

•                  mail the proxy cards for each of the Annual Meeting and Special Meeting promptly in the enclosed envelope; and

•                  allow sufficient time for the proxy cards to be received and processed on or before the commencement of the applicable Meetings on the dates and at the times indicated below.

Fund	Date	Annual Meeting Time	Special Meeting Time
IF	May 8, 2009	9:00 a.m. New York time	9:30 a.m. New York time
ISL	May 8, 2009	10:00 a.m. New York time	10:30 a.m. New York time
ETF	May 8, 2009	11:00 a.m. New York time	11:30 a.m. New York time
CH	May 8, 2009	1:00 p.m. New York time	1:30 p.m. New York time
LAQ	May 8, 2009	2:00 p.m. New York time	2:30 p.m. New York time

Quorum; Adjournment

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting.  In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting or, if a proposal to adjourn is submitted to a vote of shareholders, the holders of a majority of the shares of the applicable Fund present in person or by proxy (or a majority of votes cast on the adjournment if a quorum is present) shall have the power to adjourn the Meeting from time to time, without notices other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present.   If a Meeting is adjourned to a date more than 120

days after the original record date, a new record date must be established for voting at such adjourned Meeting, and any unrevoked proxies submitted by any shareholder of record as of the original record date, with respect to shares that such shareholder continues to hold of record on the new record date, may be voted at the adjourned Meeting and any subsequently adjourned Meeting, provided that any adjourned Meeting is not more than 120 days after the new record date.  At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

Vote Required

Shareholders of each Fund are being asked to (1) elect each Director nominee to serve on the Board of the applicable Fund in the Annual Meeting Proposal) and (2) separately approve each of the Special Meeting Proposals (i.e., the New Advisory Agreement for such Fund, and, with respect to shareholders of CH, LAQ and ISL only, the New Sub-Advisory Agreements for those Funds) for such Fund.  The election of a Director under the Annual Meeting Proposal will require a plurality of the votes cast at an Annual Meeting at which a quorum is present.  Approval of each of the Special Meeting Proposals, as appropriate, by an applicable Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act.  This means the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.  If Special Meeting Proposal 1 is not approved with respect to a Fund, then Special Meeting Proposal 2 will not be effective with respect to that Fund, even if shareholders vote in favor of it.  The approval of Special Meeting Proposal 1 and, if appropriate, Special Meeting Proposal 2 for any one Fund is not conditioned on the approval of a like Proposal for any other Fund.

If the Proposed Transaction is not consummated within a reasonable period, the Board of each Fund will consider alternatives and take such action as it deems to be in the best interests of the Fund and its shareholders, including, if the New Agreements have been approved by shareholders pursuant to the Special Meetings, potentially proceeding with the New Advisory Agreements, and, for the shareholders of CH, LAQ and ISL only, the New Sub-Advisory Agreements.  If approved, these Proposals will become effective at the closing of the Proposed Transaction in one or more stages.

To assure the presence of a quorum at the Meetings, please promptly execute and return the enclosed proxy cards. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy cards.

By order of the Boards of Directors,

J. Kevin Gao

Secretary

The Chile Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card(s) properly.

1.  Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts:  Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

                  , 2009

EXHIBIT LIST

Exhibit	Title	Page
A	Forms of New Advisory Agreements	A-1
B	Dates of Various Advisory and Sub-Advisory Agreement Approvals for Each Fund	B-1
C	Commissions Paid to Affiliated Brokers	C-1
D	Rate of Compensation Under Advisory Agreements	D-1
	Fees Paid to CSAM	D-2
	Rate of Compensation Under Sub-Advisory Agreements	D-2
	Fees Paid to CSAM under Sub-advisory Agreements	D-2
E	Current Contractual and Voluntary Expense Limitations	E-1
F	Forms of New Sub-Advisory Agreements with Celfin and Analyst Exchange	F-1
G	Rate of Compensation under Existing Sub-Advisory Agreements; Fees Paid to Non-CSAM Sub-Advisers	G-1
H	Nominating Committee Charter	H-1
I	Audit Committee Charter	I-1

EXHIBIT A

NEW ADVISORY AGREEMENTS

FORM OF NEW ADVISORY AGREEMENT FOR

THE CHILE FUND, INC.

[Date], 2009

Aberdeen Asset Management Investment Services Limited

One Bow Churchyard

London, United Kingdom

EC4M 9HH

Dear Sirs:

The Chile Fund, Inc. (the “Company”), a corporation organized under the laws of the state of Maryland, herewith confirms its agreement with Aberdeen Asset Management Investment Services Limited (the “Adviser”), a corporation organized under the laws of the United Kingdom, as follows:

1.             Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company.  Copies of the Company’s Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Adviser.  The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Adviser on an on-going basis.  The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company.  The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.             Services as Investment Adviser

Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, all applicable SEC rules and regulations and any other applicable provisions of law, as the same may from time to time be amended, (b) manage the Company’s assets in accordance with its investment objective and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company and (e) monitor and evaluate the services provided by the Company’s investment sub-adviser under its investment sub-advisory agreement.  In providing these services, the Adviser will provide investment research and supervision of the Company’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company’s assets.  In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

3.             Brokerage

In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breach of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.             Confidentiality of Information

The Adviser will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Company’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

5.             Proxy Voting

The Adviser will have the responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Company are invested in accordance with the Company’s policies on proxy voting.

6.             Information Provided to the Company

The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.  The Adviser will furnish the Company with whatever information, reports, valuations, analyses and opinions the Board of Directors of the Company may reasonably request.

7.             Books and Records

The Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 the records required to be maintained by a registered investment company pursuant to Rule 31a-1 thereunder.  The Adviser and the Company agree, in compliance with Rule 31a-3 under the Investment Company Act of 1940, that all records which the Adviser maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request.

8.             Standard of Care

(a)           The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement(“disabling conduct”). The Company hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses, including reasonable counsel fees and expenses, not resulting from disabling conduct by the Adviser.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party directors who are not “interested persons” of the Company or (b) an independent legal counsel in a written opinion.  The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law.  The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

(b)           The Adviser shall indemnify the Company and its officers and trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

9.             Compensation

(a)           In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser within five business days after the end of each calendar quarter, a fee for the previous quarter computed monthly at an annual rate of 1.20% of the first $50 million of the Company’s “Average Weekly Base Amount” (as defined below), 1.15% of amounts from  $50-100 million, 1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million.

(b)           (i)    “Average Weekly Base Amount” for any quarter is the average of the lesser of (A) “Market Value” of the Company’s outstanding shares, and (B) the Company’s net assets, in each case determined as of the last trading day for each week during that quarter.

(ii)           “Market Value” of the Company’s outstanding shares will be determined as follows:

(A)          if the company’s shares are listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the exchange or market on which they are principally traded, on the valuation date; if there is no sale on the valuation date, the shares shall be valued at the mean between the closing bid and asked price;

(B)           if the Company’s shares are traded over-the-counter but are not listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the valuation date or, if no sale occurs on that date, at the last bid price; or

(C)           if the Company’s shares are not listed or traded on any recognized securities market or over-the-counter, the shares shall be deemed to have the same value as the underlying net assets of the Company as of the valuation date.

(c)           The Adviser (or, as provided below, the Company) shall pay to any investment sub-adviser engaged by the Adviser and the Company (the “Sub-Adviser”) the fees required under any applicable Investment Sub-Advisory Agreement relating to the Company (the “Investment Sub-Advisory Agreement”), and shall pay to any Chilean administrator engaged by the Adviser and the Company (the “Chilean Administrator”) the fees required under any applicable Chilean administration agreement relating to the Company (the “Chilean Administration Agreement”).  In the event that the Investment Sub-Advisory Agreement is terminated, the Adviser shall be responsible for furnishing to the Company the services required to be performed by the Sub-Adviser under the Investment Sub-Advisory Agreement or arranging for a successor sub-investment adviser on terms and conditions acceptable to the Company and subject to the requirements of the Investment Company Act of 1940.

The Company agrees that, at the request of the Adviser, it will pay the Sub-Adviser directly the amounts payable to the Sub-Adviser for sub-advisory services pursuant to the Investment Sub-Advisory Agreement and the amounts payable to the Chilean Administrator for administrative services pursuant to the Chilean Administration Agreement, provided that the fee payable to the Adviser hereunder shall be reduced to the extent of amounts so paid to the Sub-Adviser and the Chilean Administrator.

(d)           Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.  For the purpose of determining fees payable to the Adviser, the value of the Company’s net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

10.           Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management of the Company, except as otherwise may be provided in any separate agreement between the Company and the Adviser, as well as the fees of any directors of the Company who are affiliated with the Adviser or any of its affiliates.  The Company will bear certain other expenses to be incurred in its operation, including:  organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees, including any Chilean value added tax; fees of directors of the Company who are not officers, directors, or employees of the Adviser, the Sub-Adviser or any of their affiliates; U.S. Securities and Exchange Commission fees, state Blue Sky qualification or offering fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

11.           Services to Other Companies or Accounts

The Company understands that the Adviser now acts, will continue to act or may act in the future as investment adviser to investment fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity.  Similarly, opportunities to sell securities will be allocated in an equitable manner.  The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company.  In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

12.           Term of Agreement

This Agreement shall become effective upon being approved in accordance with the requirements of the Investment Company Act of 1940, and executed by the Adviser and the Company and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Adviser.  This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

13.           Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto.

14.           Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

15.           Independent Contractor Status

The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

16.           Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

17.           Notices

Any notice under this Agreement shall be in writing to the other party and shall be delivered in person or by facsimile or electronic mail (followed by mailing such notice, air mail postage prepaid, on the day on which such facsimile or electronic mail is sent) to such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail or electronic mail and mail, on the date on which such facsimile and confirmatory letter or  electronic mail and confirmatory letter are sent.

If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours,

THE CHILE FUND, INC.

By:

Name:

Title:

Accepted:

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

By:

Name

Title:

FORM OF NEW ADVISORY AGREEMENT FOR

THE FIRST ISRAEL FUND, INC.

[Date], 2009

Aberdeen Asset Management Investment Services Limited

One Bow Churchyard

London, United Kingdom

EC4M 9HH

Dear Sirs:

The First Israel Fund, Inc. (the “Company”), a corporation organized under the laws of the state of Maryland, herewith confirms its agreement with Aberdeen Asset Management Investment Services Limited (the “Adviser”), a corporation organized under the laws of the United Kingdom, as follows:

1.             Investment Description:  Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Charter, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company.  Copies of the Company’s Registration Statement and Charter, have been or will be submitted to the Adviser.  The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Charter to the Adviser on an on-going basis.  The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company.  The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.             Services as Investment Adviser

Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Charter and Bylaws, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, all applicable SEC rules and regulations and any other applicable provisions of law, as the same may from time to time be amended, (b) manage the Company’s assets in accordance with its investment objective and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company and (e) monitor and evaluate the services provided by the Company’s Sub-Advisers under its sub-advisory agreement.  In providing these services, the Adviser will provide investment research and supervision of the Company’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company’s assets.  In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

3.             Brokerage

In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.             Confidentiality of Information

The Adviser will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Company’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

5.             Proxy Voting

The Adviser will have the responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Company are invested in accordance with the Company’s policies on proxy voting.

6.             Information Provided to the Company

The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.  The Adviser will furnish the Company with whatever information, reports, valuations, analyses and opinions the Board of Directors of the Company may reasonably request.

7.             Books and Records

The Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 the records required to be maintained by a registered investment company pursuant to Rule 31a-1 thereunder.  The Adviser and the Company agree, in compliance with Rule 31a-3 under the Investment Company Act of 1940, that all records which the Adviser maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request.

8.             Standard of Care

(a)                           The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Company hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses, including reasonable counsel fees and expenses, not resulting from disabling conduct by the Adviser.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party directors who are not “interested persons” of the Company or (b) an independent legal counsel in a written opinion.  The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law.  The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

(b)                           The Adviser shall indemnify the Company and its officers and trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

9.             Compensation

(a)                           In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of each calendar quarter, a fee for the previous quarter computed monthly as follows:

(i)            If the Company’s average weekly net assets are less than the average weekly “Market Value” of the Company’s outstanding shares, the fee shall be computed at an annual rate of 1.30% of the first $50 million of the Company’s average weekly net assets, 1.25% of the Company’s average weekly net assets from $50-100 million, 1.20% of the Company’s average weekly net assets from $100-150 million, 1.15% of the Company’s average weekly net assets from $150-200 million and 1.05% of the Company’s average weekly net assets over $200 million.

(ii)           If the Company’s average weekly net assets are greater than the average weekly “Market Value” of the Company’s outstanding shares, the fee shall be computed at an annual rate of 1.30% of the first $50 million of the “Discount Value” of the Company’s average weekly net assets, 1.25% of the “Discount Value” of the Company’s average weekly net assets from $50-100 million, 1.20% of the “Discount Value” of the Company’s average weekly net assets from $100-150 million, 1.15% of the “Discount Value” of the Company’s average weekly net assets from $150-200 million and 1.05% of the “Discount Value” of the Company’s average weekly net assets of amounts over $200 million.

(iii)          “Market Value” of the Company’s outstanding shares will be determined as follows:

(A)          if the Company’s shares are listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last price on the exchange market on which they are principally traded, on the valuation date; if there is no sale on the valuation date, the shares shall be valued at the mean between the closing bid and asked price;

(B)           if the Company’s shares are traded over-the-counter but are not listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the valuation date or, if no sale occurs on that date, at the last bid price; or

(C)           if the Company’s shares are not listed or traded on any recognized securities market or over-the-counter, the shares shall be deemed to have the same value as the underlying net assets of the Company as of the valuation date.

(iv)          “Discount Value” shall be the average weekly “Market Value”, expressed as a percentage of the Company’s average weekly net asset value.

(b)                           The Adviser may instruct the Company to directly pay fees due any sub-adviser under any sub-advisory agreement approved by the Company pursuant to the terms thereof, with such amounts to be deducted from the fees due to the Adviser.

(c)                           Upon the termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.  For the purpose of determining fees payable to the Adviser, the value of the Company’s net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

10.           Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management of the Company, except as otherwise may be provided in any separate agreement between the Company and the Adviser, as well as the fees of any directors of the Company who are affiliated with the Adviser or any of its affiliates.  The Company will bear certain other expenses to be incurred in its operation, including:  organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors, or employees of the Adviser, the Sub-Adviser or any of their affiliates; U.S. Securities and Exchange Commission fees, state Blue Sky qualification or offering fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

11.           Services to Other Companies or Accounts

The Company understands that the Adviser now acts, will continue to act or may act in the future as investment adviser to investment fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity.  Similarly, opportunities to sell securities will be allocated in an equitable manner.  The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company.  In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

12.           Term of Agreement

This Agreement shall become effective upon being approved in accordance with the requirements of the Investment Company Act of 1940, and executed by the Adviser and the Company and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a  majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Adviser.  This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

13.           Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto.

14.           Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

15.           Independent Contractor Status

The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

16.           Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

17.           Notices

Any notice under this Agreement shall be in writing to the other party and shall be delivered in person or by facsimile or electronic mail (followed by mailing such notice, air mail postage prepaid, on the day on which such facsimile or electronic mail is sent) to such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail or electronic mail and mail, on the date on which such facsimile and confirmatory letter or  electronic mail and confirmatory letter are sent.

If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours,

THE FIRST ISRAEL FUND, INC.

By:
Name:
Title:

Accepted:

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

By:
Name:
Title:

FORM OF NEW ADVISORY AGREEMENT FOR

THE INDONESIA FUND, INC.

[Date]

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Dear Sirs:

The Indonesia Fund, Inc. (the “Company”), a corporation organized under the laws of the state of Maryland, herewith confirms its agreement with Aberdeen Asset Management Asia Limited (the “Adviser”), a corporation organized under the laws of Singapore, as follows:

1.             Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company.  Copies of the Company’s Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Adviser.  The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Adviser on an ongoing basis.  The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company.  The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.             Services as Investment Adviser

Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, all applicable SEC rules and regulations and any other applicable provisions of law, as the same may from time to time be amended, (b) manage the Company’s assets in accordance with its investment objective and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company, and (d) place purchase and sale orders on behalf of the Company.  In providing these services, the Adviser will provide investment research and supervision of the Company’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company’s assets.  In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

3.             Brokerage

In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.             Confidentiality of Information

The Adviser will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Company’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

5.             Proxy Voting

The Adviser will have the responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Company are invested in accordance with the Company’s policies on proxy voting.

6.             Information Provided to the Company

The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.  The Adviser will furnish the Company with whatever information, reports, valuations, analyses and opinions the Board of Directors of the Company may reasonably request.

7.             Books and Records

The Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 the records required to be maintained by a registered investment company pursuant to Rule 31a-1 thereunder.  The Adviser and the Company agree, in compliance with Rule 31a-3 under the Investment Company Act of 1940, that all records which the Adviser maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request.

8.             Standard of Care

(a)           The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Company hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses, including reasonable counsel fees and expenses, not resulting from disabling conduct by the Adviser.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party directors who are not “interested persons” of the Company or (b) an independent legal counsel in a written opinion.  The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law.  The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

(b)           The Adviser shall indemnify the Company and its officers and trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

9.             Compensation

(a)           In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of each calendar quarter, a fee for the previous quarter computed monthly at an annual rate of 1.00% of the first $50 million of the Company’s average weekly net assets, 0.95% of amounts from $50-100 million and 0.90% of amounts over $100 million.

(b)           Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.  For the purpose of determining fees payable to the Adviser, the value of the Company’s net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

10.           Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Company, except as otherwise may be provided in any separate agreement between the Company and the Adviser, as well as the fees of any directors of the Company who are affiliated with the Adviser or any of its affiliates.  The Company will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors, or employees of the Adviser, any U.S. or foreign administrator or any of their affiliates; U.S. Securities and Exchange Commission fees; state Blue Sky qualification or offering fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

11.           Services to Other Companies or Accounts

The Company understands that the Adviser now acts, will continue to act or may act in the future as investment adviser to investment fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity.  Similarly, opportunities to sell securities will be allocated in an equitable manner.  The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company.  In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

12.           Term of Agreement

This Agreement shall become effective upon being approved in accordance with the requirements of the Investment Company Act of 1940, and executed by the Adviser and the Company and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Adviser.  This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

13.           Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto.

14.           Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

15.           Independent Contractor Status

The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

16.           Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

17.           Notices

Any notice under this Agreement shall be in writing to the other party and shall be delivered in person or by facsimile or electronic mail (followed by mailing such notice, air mail postage prepaid, on the day on which such facsimile or electronic mail is sent) to such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail or electronic mail and mail, on the date on which such facsimile and confirmatory letter or  electronic mail and confirmatory letter are sent.

If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours,

THE INDONESIA FUND, INC.

By:

Name:

Title:

Accepted:

ABERDEEN ASSET MANAGEMENT ASIA LIMITED

By:

Name:

Title:

FORM OF NEW ADVISORY AGREEMENT FOR

THE LATIN AMERICA EQUITY FUND, INC.

[Date]

Aberdeen Asset Management Investment Services Limited

One Bow Churchyard

London, United Kingdom

EC4M 9HH

Dear Sirs:

The Latin America Equity Fund, Inc. (formerly known as The Latin America Investment Fund, Inc.) (the “Company”), a corporation organized under the laws of the state of Maryland, herewith confirms its agreement with Aberdeen Asset Management Investment Services Limited (the “Adviser”), a corporation organized under the laws of United Kingdom, as follows:

1.             Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as amended, and in its Registration Statement as from time to time in effect (including its Registration Statement on Form N-14 as declared effective by the Securities and Exchange Commission on September 1, 2000), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company.  Copies of the Company’s Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Adviser.  The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Adviser on an ongoing basis.  The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company.  The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.             Services as Investment Adviser

Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, all applicable SEC rules and regulations and any other applicable provisions of law, as the same may from time to time be amended, (b) manage the Company’s assets in accordance with its investment objective and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company for all investments and (e) monitor and evaluate the services provided by the Company’s investment sub-advisers under its investment sub-advisory agreements.  In providing these services, the Adviser will provide investment research and supervision of the Company’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company’s assets.  In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

3.             Brokerage

In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.             Confidentiality of Information

The Adviser will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Company’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

5.             Proxy Voting

The Adviser will have the responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Company are invested in accordance with the Company’s policies on proxy voting.

6.             Information Provided to the Company

The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.  The Adviser will furnish the Company with whatever information, reports, valuations, analyses and opinions the Board of Directors of the Company may reasonably request.

7.             Books and Records

The Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 the records required to be maintained by a registered investment company pursuant to Rule 31a-1 thereunder.  The Adviser and the Company agree, in compliance with Rule 31a-3 under the Investment Company Act of 1940, that all records which the Adviser maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request.

8.             Standard of Care

(a) The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Company hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses, including reasonable counsel fees and expenses, not resulting from disabling conduct by the Adviser.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party directors who are not “interested persons” of the Company or (b) an independent legal counsel in a written opinion.  The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law.  The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

(b) The Adviser shall indemnify the Company and its officers and trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

9.             Compensation

(a)           In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of each calendar quarter, a fee for the previous quarter computed monthly at an annual rate of 1.00% of the first US$100 million of the Company’s “Average Weekly Base Amount” (as defined below), 0.90% of the next US$50 million and 0.80% of amounts above US$150 million.

(b)           (i)  “Average Weekly Base Amount” for any quarter is the average of the lesser of (A) “Market Value” of the Company’s outstanding shares, and (B) the Company’s net assets, in each case determined as the last trading day for each week during that quarter.

(ii)           “Market Value” of the Company’s outstanding shares will be determined as follows:

(A)          if the Company’s shares are listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the exchange or market on which they are principally traded, on the valuation date; if there is no sale on the valuation date, the shares shall be valued at the mean between the closing bid and asked price;

(B)           if the Company’s shares are traded over-the-counter but are not listed or traded on any national securities exchange or on the Nasdaq National Market,  the shares shall be valued at the last sale price on the valuation date or, if no sale occurs on that date, at the last bid price; or

(C)           if the Company’s shares are not listed or traded on any recognized securities market or over-the-counter, the shares shall be deemed to have the same value as the underlying net assets of the Company as of the valuation date.

(c)           The Adviser (or, as provided below, the Company) shall pay to any investment sub-adviser engaged by the Adviser and the Company (the “Sub-Adviser”) the fees required under any applicable Investment Sub-Advisory Agreement relating to the Company (the “Investment Sub-Advisory Agreement”)  In the event that the Investment Sub-Advisory Agreement is terminated, the Adviser shall be responsible for furnishing to the Company the services required to be performed by the Sub-Adviser under the Investment Sub-Advisory Agreement or arranging for a successor sub-investment adviser on terms and conditions acceptable to the Company and subject to the requirements of the Investment Company Act of 1940.

The Company agrees that, at the request of the Adviser, it will pay the Sub-Adviser directly the amounts payable to the Sub-Adviser for sub-advisory services pursuant to the Investment Sub-Advisory Agreement, provided that the fee payable to the Adviser hereunder shall be reduced to the extent of amounts so paid to the Sub-Adviser.

(d)           Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.  For the purpose of determining fees payable to the Adviser, the value of the Company’s net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

10.           Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Company, except as otherwise may be provided in any separate agreement between the Company and the Adviser, as well as the fees of any directors of the Company who are affiliated with the Adviser or any of its affiliates.  The Company will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors, or employees of the Adviser, the Sub-Advisers, any U.S. or foreign administrator or any of their affiliates; U.S. Securities and Exchange Commission fees; state Blue Sky qualification or offering fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

11.           Services to Other Companies or Accounts

The Company understands that the Adviser now acts, will continue to act or may act in the future as investment adviser to investment fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity.  Similarly, opportunities to sell securities will be allocated in an equitable manner.  The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company.  In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

12.           Term of Agreement

This Agreement shall become effective upon being approved in accordance with the requirements of the Investment Company Act of 1940, and executed by the Adviser and the Company and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “‘majority” (as defined in the Investment Company Act of 1940) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Adviser.  This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

13.           Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto.

14.           Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

15.           Independent Contractor Status

The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

16.           Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

17.           Notices

Any notice under this Agreement shall be in writing to the other party and shall be delivered in person or by facsimile or electronic mail (followed by mailing such notice, air mail postage prepaid, on the day on which such facsimile or electronic mail is sent) to such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail or electronic mail and mail, on the date on which such facsimile and confirmatory letter or  electronic mail and confirmatory letter are sent.

If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours,

THE LATIN AMERICA EQUITY FUND, INC.

By:

Name:

Title:

Accepted:

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

By:

Name:

Title:

FORM OF NEW ADVISORY AGREEMENT FOR

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

[Date], 2009

Aberdeen Asset Management Investment Services Limited

One Bow Churchyard

London, United Kingdom

EC4M 9HH

Dear Sirs:

The Emerging Markets Telecommunications Fund, Inc. (formerly known as The Emerging Markets Infrastructure Fund, Inc.) (the “Company”), a corporation organized under the laws of the State of Maryland, herewith confirms its agreement with Aberdeen Asset Management Investment Services Limited (the “Adviser”), a corporation organized under the laws of the United Kingdom, as follows:

1.             Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as may be amended from time to time, and in its Registration Statement as from time to time in effect (including its Registration Statement on Form N-14 as declared effective by the Securities and Exchange Commission on September 1, 2000), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company.  Copies of the Company’s Registration Statement and Articles of Incorporation have been or will be submitted to the Adviser.  The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Adviser on an ongoing basis.  The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company.  The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.             Services as Investment Adviser

Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, all applicable SEC rules and regulations and any other applicable provisions of law, as the same may from time to time be amended, (b) manage the Company’s assets in accordance with its investment objective and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company for all investments and (e) borrow money on behalf of and in the name of the Company within the limits established in the Company’s Articles of Incorporation and the Registration Statement as from time to time in effect.  In providing these services, the Adviser will provide investment research and supervision of the Company’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company’s assets.  In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

3.             Brokerage

In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.             Confidentiality of Information

The Adviser will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Company’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

5.             Proxy Voting

The Adviser will have the responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Company are invested in accordance with the Company’s policies on proxy voting.

6.             Information Provided to the Company

The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.  The Adviser will furnish the Company with whatever information, reports, valuations, analyses and opinions the Board of Directors of the Company may reasonably request.

7.             Books and Records

The Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 the records required to be maintained by a registered investment company pursuant to Rule 31a-1 thereunder.  The Adviser and the Company agree, in compliance with Rule 31a-3 under the Investment Company Act of 1940, that all records which the Adviser maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request.

8.             Standard of Care

(a)           The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Company hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses, including reasonable counsel fees and expenses, not resulting from disabling conduct by the Adviser.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party directors who are not “interested persons” of the Company or (b) an independent legal counsel in a written opinion.  The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law.  The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

(b)           The Adviser shall indemnify the Company and its officers and trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

9.             Compensation

(a)           In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser within five business days after the end of each calendar quarter, a fee for the previous quarter computed at an annual rate of 1.25% of the first US$ 100 million of the Company’s “Average Weekly Base Amount” (as defined below), 1.125% of the next US$ 100 million and 1.00% of amounts above US$ 200 million.

(b)           (i)  “Average Weekly Base Amount” for any quarter is the average of the lesser of (A) “Market Value” of the Company’s outstanding shares, and (B) the Company’s net assets, in each case determined as of the last trading day for each week during that quarter.

(ii)           “Market Value” of the Company’s outstanding shares will be determined as follows:

(A)          if the Company’s shares are listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the exchange or market on which they are principally traded, on the valuation date; if there is no sale on the valuation date, the shares shall be valued at the mean between the closing bid and asked price;

(B)           if the Company’s shares are traded over-the-counter but are not listed or traded on any national securities exchange or on the Nasdaq National Market,  the shares shall be valued at the last sale price on the valuation date or, if no sale occurs on that date, at the last bid price; or

(C)           if the Company’s shares are not listed or traded on any recognized securities market or over-the-counter, the shares shall be deemed to have the same value as the underlying net assets of the Company as of the valuation date.

(c)           The Adviser may retain the services of consultants in appropriate circumstance and any costs associated with such consulting arrangements shall be borne solely by the Adviser.

(d)           Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.  For the purpose of determining fees payable to the Adviser, the value of the Company’s net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

10.           Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Company, except as otherwise may be provided in any separate agreement between the Company and the Adviser, as well as the fees of any directors of the Company who are affiliated with the Adviser or any of its affiliates.  The Company will bear certain other expenses to be incurred in its operation, including: organizational expenses, expenses for legal and independent accountants’ services; insurance premiums; outside auditing, accounting and pricing costs; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of printing proxies; costs of shareholders’ reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; charges of the custodians, any sub custodians and the transfer and dividend-paying agent; expenses in connection with the Dividend Reinvestment and Cash Purchase Plan; Securities and Exchange Commission fees and fees of emerging country regulatory bodies; fees and expenses of unaffiliated directors; accounting and pricing costs; membership fees in trade associations; fidelity bond coverage for the Fund’s officers and employees directors’ and officers’ errors and omissions insurance coverage; interest; brokerage costs and stock exchange fees; taxes; stock exchange listing fees and expenses; expenses of qualifying the Fund’s shares for sale in various states and foreign jurisdictions; litigation and other extraordinary or non recurring expenses.

11.           Services to Other Companies or Accounts

The Company understands that the Adviser now acts, will continue to act or may act in the future as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies (the “Aberdeen Accounts”), and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity.  Similarly, opportunities to sell securities will be allocated in an equitable manner.  The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company and the Adviser agrees to report to the Board of Directors of the Company on a quarterly basis whenever the Company and an Aberdeen Account are allocated portions of the same investment opportunity and will review with the Board of Directors of the Company the basis for each such allocation.  In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

12.           Term of Agreement

This Agreement shall become effective upon being approved in accordance with the requirements of the Investment Company Act of 1940, and executed by the Adviser and the Company and shall continue for an initial two-year term and shall continue from year to year thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “‘majority” (as defined in the Investment Company Act of 1940) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or by the Adviser or by vote of holders of a majority of the Company’s shares.  This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

13.           Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto.

14.           Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

15.           Independent Contractor Status

The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

16.           Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

17.           Notices

Any notice under this Agreement shall be in writing to the other party and shall be delivered in person or by facsimile or electronic mail (followed by mailing such notice, air mail postage prepaid, on the day on which such facsimile or electronic mail is sent) to such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail or electronic mail and mail, on the date on which such facsimile and confirmatory letter or  electronic mail and confirmatory letter are sent.

If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours,

THE EMERGING MARKETS

TELECOMMUNICATIONS FUND, INC.

By:

Name:

Title:

Accepted:

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

By:

Name:

Title:

EXHIBIT B

DATE OF APPROVALS

Fund	Date of advisory agreement	Date of last approval by Directors of the advisory agreement	Date of last submission of existing advisory agreement to vote of shareholders of each Fund
The Chile Fund, Inc.	November 17, 2000	November 20, 2008	October 26, 1990
The First Israel Fund, Inc.	November 17, 2000	November 20, 2008	October 6, 1992
The Indonesia Fund, Inc.	November 21, 1990	November 20, 2008	October 26, 1990
The Latin America Equity Fund, Inc.	November 10, 2000	November 20, 2008	June 4, 1992
The Emerging Markets Telecommunications Fund, Inc.	November 3, 2000	November 20, 2008	September 28, 1993

Fund/Sub-Adviser	Date of sub-advisory agreement	Date of last approval by Directors of the sub-advisory agreement	Date of last submission of existing non-CSAM sub-advisory agreement to vote of shareholders of each Fund
The Chile Fund, Inc.
• Celfin Capital Servicios Financieros S.A.	November 17, 2000; amended November 1, 2004	November 20, 2008	November 26, 1990

The First Israel Fund, Inc.
• CSAM UK	April 24, 2003; amended August 16, 2007	November 20, 2008	April 24, 2003
• Analyst Exchange and Trading Services Ltd.	November 17, 2000	November 20, 2008	October 6, 1992

The Indonesia Fund, Inc.
• CSAM Australia	October 9, 2002	November 20, 2008	October 9, 2002

The Latin America Equity Fund, Inc.
• Celfin Capital Servicios Financieros S.A.	November 17, 2000; amended January 1, 2005	November 20, 2008	June 4, 1992

The Emerging Markets Telecommunications Fund, Inc.
• CSAM UK	March 25, 2004; amended August 16, 2007	November 20, 2008	March 25, 2004

B-1

EXHIBIT C

COMMISSIONS PAID TO AFFILIATED BROKERS

(Brokerage Commissions paid for fiscal year ended December 31, 2008)

Fund	Affiliated Broker	Commissions Paid	% of Total Commissions Paid
The Chile Fund, Inc.	Celfin Capital	$6,416,764	24%
The First Israel Fund, Inc.	Mizrahi Bank	$68,166	0.1%
The Indonesia Fund, Inc.	N/A	N/A	N/A
The Latin America Equity Fund, Inc.	Celfin Capital	$1,747,448	41%

(Brokerage Commissions paid for fiscal year ended October 31, 2008)

Fund	Affiliated Broker	Commissions Paid	% of Total Commissions Paid
The Emerging Markets Telecommunications Fund, Inc.	N/A	N/A	N/A

C-1

EXHIBIT D

RATE OF COMPENSATION UNDER THE ADVISORY AGREEMENTS

Fund	Rate of Compensation
The Chile Fund, Inc.

Annual fee, computed monthly and paid quarterly, equal to:

• 1.20% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower);

• 1.15% of the next $50 million; and

• 1.10% of amounts in excess of $100 million

The First Israel Fund, Inc.

Annual fee, computed monthly and paid quarterly, equal to:

• 1.30% of the Fund’s average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States);  and

• 2.00% of the Fund’s average weekly market value or net assets (whichever is lower) invested in unlisted securities.

The aggregate fee may not exceed an annual rate of 1.40% of the Fund’s average weekly market value or net assets (whichever is lower).

The Indonesia Fund, Inc.	Annual fee, computed monthly and paid quarterly, equal to 1.00% of the Fund’s average weekly net assets.
The Latin America Equity Fund, Inc.

Annual fee, computed monthly and paid quarterly, equal to:

• 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower);

• 0.90% of the next $50 million; and

• 0.80% of amounts over $150 million

The Emerging Markets Telecommunications Fund, Inc.

Annual fee, calculated weekly and paid quarterly, equal to:

1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower);

1.125% of the next $100 million; and

1.00% of amounts in excess of $200 million

D-1

FEES PAID TO CSAM

(PURSUANT TO ADVISORY AGREEMENTS

BETWEEN THE FUND ON BEHALF OF EACH FUND AND CSAM)

 (fees paid under each agreement for fiscal year ended December 31, 2008)

Fund	Gross	Waiver	Net
The Chile Fund, Inc.	$1,748,532	$0	$1,748,532
The First Israel Fund, Inc.	$957,348	$221,224	$736,124
The Indonesia Fund, Inc.	$817,484	$0	$817,484
The Latin America Equity Fund, Inc.	$2,254,357	$10,005	$2,244,352

 (fees paid under each agreement for fiscal year ended October 31, 2008)

Fund	Gross	Waiver	Net
The Emerging Markets Telecommunications Fund, Inc.	$2,172,815	$90,363	$2,080,452

PROPOSED NEW RATES OF COMPENSATION UNDER THE NEW ADVISORY AGREEMENTS

The Chile Fund, Inc.	Annual fee, computed monthly and paid quarterly, equal to:

	•	1.20% of the first $50 million of average weekly market value or net assets (whichever is lower);
	•	1.15% of amounts from $50-100 million;
	•	1.10% of amounts from $100-150 million;
	•	1.05% of amounts from $150-200 million; and
	•	1.00% of amounts over $200 million.

The Indonesia Fund, Inc.	Annual fee, computed monthly and paid quarterly, equal to

	•	1.00% of the Fund’s average weekly net assets;
	•	0.95% of amounts from $50-100 million; and
	•	0.90% of amounts over $100 million.

The First Israel Fund, Inc.	If the average weekly net assets are less than the average weekly market value, an annual fee computed monthly and paid quarterly equal to:		If the average weekly net assets are greater than the average weekly market value, an annual fee computed monthly and paid quarterly equal to:

	•	1.30% of the first $50 million of average weekly net assets;	•	1.30% of the first $50 million of market value;
	•	1.25% of average weekly net assets from $50-100 million;	•	1.25% of the market value from $50-100 million;
	•	1.20% of average weekly net assets from $100-150 million;	•	1.20% of the market value from $100-150 million;
	•	1.15% of average weekly net assets from $150-200 million; and	•	1.15% of the market value from $150-200 million; and
	•	1.05% of average weekly net assets over $200 million.	•	1.05% of the market value over $200 million.

ESTIMATED FEES PAID UNDER PROPOSED ADVISORY FEE RATES

	Aggregate Amount of Actual Fees Received (Fiscal year end 2008)*	Aggregate Amount of Proposed Fees*	Difference (as a percentage of Actual Fees Received)
The Chile Fund, Inc.	$1,828,252	$1,817,268	0.60%
The Indonesia Fund, Inc.	$817,484	$799,212	2.24%
The First Israel Fund, Inc.	$957,348	$909,854	4.96%

* Presented on a gross basis.

RATE OF COMPENSATION UNDER THE SUB-ADVISORY AGREEMENTS

WITH CSAM AFFILIATED SUB-ADVISERS

Fund	CSAM pays the sub-adviser the following percentage of the net quarterly amount received by CSAM as the Fund’s investment adviser
The Indonesia Fund, Inc. (sub-advised by CSAM Australia)	90%
The First Israel Fund, Inc. (sub-advised by CSAM UK)	50%
The Emerging Markets Telecommunications Fund, Inc. (sub-advised by CSAM UK)	50%

FEES PAID TO CSAM SUB-ADVISERS

(PURSUANT TO SUB-ADVISORY AGREEMENT WITH RESPECT TO THE FUNDS BETWEEN

CSAM AND AFFILIATES)

Fund	Amount Received by CSAM Sub-Adviser
The Indonesia Fund, Inc.	$734,819
The First Israel Fund, Inc. (sub-advised by CSAM UK)	$233,744
The Emerging Markets Telecommunications Fund, Inc. (sub-advised by CSAM UK)	$1,054,464

D-2

EXHIBIT E

CURRENT VOLUNTARY EXPENSE

LIMITATIONS

Voluntary Expense Waiver (amount waived)*
Fiscal year ended December 31, 2008
The First Israel Fund, Inc.	$221,224
The Latin America Equity Fund, Inc.	$10,005

Fiscal year ended October 31, 2008
The Emerging Markets Telecommunications Fund, Inc.	$90,363

*                 CSAM has agreed to an advisory fee waiver equal to $150,000 per year in the aggregate for ISL, LAQ and ETF. The amount of the waiver is allocated among the funds in proportion to the value of private equity investments held by the funds at the end of each fund’s fiscal year. In addition, CSAM has agreed to a 0.1% advisory fee waiver for ISL for sub-advisory fees previously paid to a former sub-adviser to ISL.

E-1

EXHIBIT F

NEW SUB-ADVISORY AGREEMENTS

FORM OF NEW SUB-ADVISORY AGREEMENT WITH

ANALYST EXCHANGE AND TRADING SERVICES LTD. FOR

THE FIRST ISRAEL FUND, INC.

INVESTMENT SUB-ADVISORY AGREEMENT

Investment Sub-Advisory Agreement, dated as of [             ], 2009 by and among THE FIRST ISRAEL FUND, INC. (the “Company”), ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED (the “Adviser”) and ANALYST EXCHANGE AND TRADING SERVICES LTD. (the “Sub-Adviser” or “Analyst”).

W I T N E S S E T H:

WHEREAS, the Company, a corporation organized under the laws of the State of Maryland, is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”); and

WHEREAS, the Adviser is a corporation organized under the laws of the United Kingdom and is the investment adviser to the Company; and

WHEREAS, the Company and the Adviser, desire that the Sub-Adviser act as sub-adviser to the Company during the term of this Agreement; and

WHEREAS, the Sub-Adviser, a corporation organized under the laws of the State of Israel and registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), has advised the Company and the Adviser that it is willing to act as such Sub-Adviser;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree:

1.             Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Charter, and in its Registration Statement as may, from time to time, be in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company.  Copies of the Company’s Registration Statement and Charter, have been or will be submitted to Analyst.  The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Charter to Analyst on an on-going basis.  The Company and the Adviser desire hereby appoint Analyst to act as investment sub-adviser to the Company.  Analyst accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.  However, nothing herein shall be construed as constituting Analyst an agent of the Adviser or of the Company or requiring Analyst to take any action that would cause Analyst to be in violation of the laws of the State of Israel or any other law applicable to Analyst in connection with its duties hereunder.

2.             Services as Investment Sub-Adviser

Subject to the supervision and direction of the Board of Directors of the Company and of the Adviser, Analyst will (a) act in conformity with the Company’s Charter, the 1940 Act, and the Advisers Act, all applicable SEC rules and regulations and any other applicable provisions of law, as the same may from time to time be amended, and (b) provide the following services:  (1) furnish advice and make recommendations to the Adviser regarding the purchase and sale of Israeli securities, (2) provide the Adviser with statistical, research and other factual data for the Adviser’s use in connection with the Company’s investment program, (3) identify and inform the Adviser of Israeli regulatory and other Israeli governmental requirements applicable to the Company in connection with the Company’s investment activities in Israel, (4) monitor and inform the Adviser of the execution of transactions and the settlement and clearance of the Company’s securities transactions and arrange for the transmission to the custodian of confirmations, trade tickets, and other documents and information for such securities, (5) assist the custodian, fund accountant or fund administrator, as the case may be, in determining or confirming the market value of any Israeli securities, and (6) provide information regarding corporate actions, repatriation restrictions, currency restrictions and other matters relating to the Company’s Israeli holdings as may be requested by the Company or the Adviser from time to time.

3.             Confidentiality of Information

The Sub-Adviser will treat confidentially and as proprietary information of the Company all records and other information relative to the Company, and the Company’s prior, current or potential shareholders, and will not use such information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the

Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

4.             Information Provided to the Adviser

Analyst will keep the Adviser informed of developments in Israel materially affecting the Company, and will, on its own initiative, furnish the Adviser from time to time with whatever information Analyst believes is appropriate for this purpose.  Analyst will furnish the Adviser or Company with whatever information, reports, valuations, analyses and opinions the Adviser or Board of Directors of the Company may reasonably request.

5.             Compliance Policies

Throughout the term of the Agreement, the Sub-Adviser shall promptly submit to the Adviser:  (i) any material change to the Sub-Adviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act; (ii) notification of the commencement of a regulatory examination of the Sub-Adviser relating to the Company and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies; and (iii) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Company, including but not limited to any material violation of the Compliance Policies or of the Sub-Adviser’s code of ethics, and/or related code.  Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Polices by the Adviser) that the Adviser may reasonably request to enable the Company to comply with Rule 38a-1 under the 1940 Act.

6.             Books and Records

The Sub-Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by a registered investment company pursuant to Rule 31a-1 thereunder.  The Sub-Adviser, Adviser and the Company agree, in compliance with Rule 31a-3 under the 1940 Act, that all records which the Sub-Adviser maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request.

7.             Standard of Care

Analyst shall exercise its best judgment in rendering the services described in paragraph 2 above.  Analyst shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Adviser in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect Analyst against any liability to the Adviser, the Company or its shareholders to which Analyst would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on either of their parts in the performance of its duties or from reckless disregard by either of them of its obligations and duties under this Agreement.

8.             Compensation

(a)  In consideration of the services rendered pursuant to this Agreement, the Adviser will pay Analyst within five business days after the end of each calendar quarter a fee for the previous quarter computed monthly at the annual aggregate rate of .30% of the Company’s average weekly net assets, less the “Discount Adjustment Amount”.  For purposes of this Agreement, the “Discount Adjustment Amount” shall mean the product of (x) the quarterly fee otherwise due to the Sub-Adviser hereunder, and (y) a fraction, the numerator of which is the amount by which the investment advisory fee payable to the Adviser by the Company for the corresponding quarter has been reduced, pursuant to the terms of the Investment Advisory Agreement between the Company and the Adviser, as a consequence of the market value of the Company’s outstanding shares trading at a discount to the Company’s net asset value, and the denominator of which is the investment advisory fee that would have been payable to the Adviser for that quarter if no such reduction was required by the terms of that agreement.  If the Investment Advisory Agreement between the Company and the Adviser at any time no longer requires any such adjustment, the Discount Adjustment Amount hereunder shall be zero.  Upon presentation of evidence of payment, the Sub-Adviser will be reimbursed by the Adviser for any value added tax paid to the Israeli Tax Authorities in respect of compensation received hereunder.  Pursuant to the terms of the Investment Advisory Agreement between the Company and the Adviser of even date herewith, the Adviser may direct the Company to directly pay Analyst amounts owing from the Company under this Agreement other than the $25,000 expense reimbursement described in Section 9.  Other than in this instance, Analyst shall have no right to obtain compensation directly from the Company for services provided hereunder and agrees to look solely to the Adviser for payment of fees due.  The fee payable to the Sub-Adviser for the period from the date of this Agreement to the end of the first calendar quarter during which the date of this Agreement occurs shall not be prorated.

(b)  Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.

Nothing in this Agreement shall prevent the parties from entering into additional arrangements for either Sub-Adviser to supply services to the Company or the Adviser that are not provided for hereby, on such terms and for such compensation as may be mutually agreeable at the time.

9.             Expenses

Except as provided in this paragraph 9, the Sub-Adviser will bear all its own operating and other expenses incurred in connection with the performance of its services under this Agreement.  The Adviser shall reimburse Analyst in the amount of $25,000 annually, payable within five business days after the beginning of each calendar quarter, for the preceding calendar quarter, for expenses incurred in providing the services described in paragraph 2, including, but not limited to, the expenses of attendance at meetings of the Board of Directors of the Company.  Pursuant to the Adviser’s Investment Advisory Agreement with the Company, the Company will bear certain other expenses to be incurred in its operation, including: organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors or employees of Analyst, the Adviser or any of their affiliates; U.S. Securities and Exchange Commission fees, state Blue Sky qualification or offering fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

10.           Services to other Companies or Accounts

The Company understands that the Sub-Adviser now acts, will continue to act or may act in the future, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Sub-Adviser so acting.  The Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

11.           Term of Agreement

This Agreement shall become effective upon being approved in accordance with the requirements of the 1940 Act, and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or the Adviser or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, signed by the Sub-Adviser.  This Agreement will also terminate automatically in the event of its assignment by any party hereto (as defined in the 1940 Act).

12.           Indemnity

(1)           The Company hereby agrees to indemnify the Sub-Adviser and each of such Sub-Adviser’s partners, officers, employees, and agents (including any individual who serves at the Sub-Adviser’s request as director, officer, partner, trustee or the like of another corporation) (each such person being an “indemnitee”) against any liabilities, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 12 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Company and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Company, its shareholders or the Advisor or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Company and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Company and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of Directors of the Company.

(2)           The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation of the indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if the directors of the Company determine that the facts then known to them would not preclude indemnification.  In addition, at least one of the following conditions must be met:  (A) the indemnitee shall provide a security for his undertaking, (B) the Company shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum consisting of directors of the Company who are neither “interested persons” of the Company (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Directors”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(3)           All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Company, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.  All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above.

(4)           The Sub-Adviser shall indemnify the Company and its officers and trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Sub-Adviser’s willful malfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or violation of applicable law, including without limitation, the federal and state securities laws.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

13.           Change in Control

The Sub-Adviser will promptly notify the Company and the Adviser of any change in the board of directors, management, principal shareholdings or control of the Sub-Adviser.

14.           Governing Law

This Agreement shall be governed by and continued and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

15.           Consent to Jurisdiction and Service of Process

The Sub-Adviser irrevocably submits to the exclusive jurisdiction of any New York State or United States Federal court sitting in the Borough of Manhattan, the City of New York over any suit, action or proceeding arising out of or relating to this Agreement.  The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.  The Sub-Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-Adviser is subject by a suit upon such judgment, provided that service of process is effected upon the Sub-Adviser in the manner specified in the following paragraph or as otherwise permitted by law.

As long as this Agreement remains in effect, the Sub-Adviser will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding in a New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this Agreement.  The Sub-Adviser hereby appoints Skadden, Arps, Slate, Meagher & Flom LLP as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 919 Third Avenue, New York, New York (or at such other address in the Borough of Manhattan, the City of New York, as said agent may designate by written notice to the Company and the Adviser).  Each Sub-Adviser hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Sub-Adviser set forth in the heading to this Agreement or to any other address of which the Sub-Adviser shall have given written notice to the Company and the Adviser.  The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Sub-Adviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Sub-Adviser.

Nothing in this section shall affect the right of the Company or the Adviser to serve process in any manner permitted by law or limit the right of the Company or the Adviser to bring proceedings against the Sub-Adviser in the courts of any jurisdiction or jurisdictions.

16.           Independent Contractor Status

The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

17.           Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

18.           Notices

Any notice under this Agreement shall be in writing to the other party and shall be delivered in person or by facsimile or electronic mail (followed by mailing such notice, air mail postage prepaid, on the day on which such facsimile or electronic mail is sent) to such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail or electronic mail and mail, on the date on which such facsimile and confirmatory letter or  electronic mail and confirmatory letter are sent.

IN WITNESS WHEREOF, the parties have executed and delivered this Investment Sub-Advisory Agreement as of the date first above written.

THE FIRST ISRAEL FUND, INC.

By:

Name:
Title:

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

By:

Name:
Title:

ANALYST EXCHANGE AND TRADING SERVICES LTD.

By:

Name:
Title:

FORM OF NEW SUB-ADVISORY AGREEMENT WITH

CELFIN CAPITAL SERVICIOS FINANCIEROS S.A. FOR

THE CHILE FUND, INC.

[Date], 2009

Celfin Capital Servicios Financieros S.A.

Apoquinda 3721, Piso 19

Santiago

Chile

Dear Sirs:

The Chile Fund, Inc. (the “Company”), a corporation organized under the laws of the state of Maryland, and Aberdeen Asset Management Investment Services Limited, a corporation organized under the laws of the United Kingdom and the investment adviser to the Company (the “Adviser”), each herewith confirms its agreement with Celfin Capital Servicios Financieros S.A. (the “Sub-Adviser”) as follows:

1.             Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as amended and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company.  Copies of the Company’s Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Sub-Adviser.  The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Sub-Adviser on an on-going basis.  The Company and the Adviser desire to employ and hereby appoint the Sub-Adviser to act as investment sub-adviser to the Company.  The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.             Services as Investment Sub-Adviser

Subject to the supervision and direction of the Board of Directors of the Company and of the Adviser, the Sub-Adviser will (a) act in conformity with the Company’s Articles of Incorporation, the U.S. Investment Company Act of 1940 and the U.S. Investment Advisers Act of 1940, all applicable SEC rules and regulations and any other applicable provisions of law, as the same may from time to time be amended, and (b) provide the following services: (1) furnishing advice and making recommendations to the Adviser regarding the purchase and sale of Chilean securities, (2) providing the Adviser with statistical, research and other factual data for their use in connection with the Company’s investment program in Chile, (3) identifying Chilean regulatory and other Chilean governmental requirements applicable to the Company in connection with the Company’s investment activities in Chile, (4) monitoring the execution of transactions and the settlement and clearance of the Company’s Chilean securities transactions and arranging for the transmission to the custodian of confirmations, trade tickets and other documents and information for such securities, (5) assisting the custodian, fund accountant or fund administrator, as the case may be, in determining or confirming the market value of any Chilean securities, and (6) providing information regarding corporate actions, repatriation restrictions, currency restrictions and other matters relating to the Company’s Chilean holdings as may be requested by the Company or the Adviser from time to time.

3.             Confidentiality of Information

The Sub-Adviser will treat confidentially and as proprietary information of the Company all records and other information relative to the Company, and the Company’s prior, current or potential shareholders, and will not use such information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

4.             Information Provided to the Adviser

The Sub-Adviser will keep the Adviser informed of developments in Chile materially affecting the Company, and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.  The Sub-Adviser will furnish the Adviser or Company with whatever information, reports, valuations, analyses and opinions the Adviser or Board of Directors of the Company may reasonably request.

5.             Compliance Policies

Throughout the term of the Agreement, the Sub-Adviser shall promptly submit to the Adviser:  (i) any material change to the Sub-Adviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act of 1940; (ii) notification of the commencement of a regulatory examination of the Sub-Adviser relating to the Company and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies; and (iii) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Company, including but not limited to any material violation of the Compliance Policies or of the Sub-Adviser’s code of ethics, and/or related code.  Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Polices by the Adviser) that the Adviser may reasonably request to enable the Company to comply with Rule 38a-1 under the Investment Company Act of 1940.

6.             Books and Records

The Sub-Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 the records required to be maintained by a registered investment company pursuant to Rule 31a-1 thereunder.  The Sub-Adviser, Adviser and the Company agree, in compliance with Rule 31a-3 under the Investment Company Act of 1940, that all records which the Sub-Adviser maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request.

7.             Standard of Care

The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraph 2 above.  The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Adviser in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Company or its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.             Compensation

In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser within five business days after the end of each calendar quarter during the term of this Agreement, a fee for the previous quarter computed monthly at an annual rate of .20% of the Company’s average monthly net assets invested less the “Discount Adjustment Amount.”  For purposes of this Agreement, the “Discount Adjustment Amount” shall mean the product of (x) the quarterly fee otherwise due to the Sub-Adviser hereunder, and (y) a fraction, the numerator of which is the amount by which the investment advisory fee payable to the Adviser by the Company for the corresponding quarter has been reduced, pursuant to the terms of the Investment Advisory Agreement between the Company and the Adviser, as a consequence of the market value of the Company’s outstanding shares trading at a discount to the Company’s net asset value, and the denominator of which is the investment advisory fee that would have been payable to the Adviser for that quarter if no such reduction was required by the terms of that agreement.  If the Investment Advisory Agreement between the Company and the Adviser at any time no longer requires any such adjustment, the Discount Adjustment Amount hereunder shall be zero.

9.             Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement; provided that the Fund shall reimburse the Sub-Adviser for travel expenses incurred in attending meetings of the Board of Directors of the Company, if the attendance of the Sub-Adviser has been requested by the Adviser.  The Company will bear certain other expenses to be incurred in its operation, including:  organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees, including any Chilean value added tax; fees of directors of the Company who are not officers, directors or employees of the Sub-Adviser, the Adviser or any of their affiliates; U.S. Securities and Exchange Commission fees, state Blue Sky qualification or offering fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

10.           Services to Other Companies or Accounts

The Company understands that the Sub-Adviser now acts, will continue to act or may act in the future as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Sub-Adviser so acting.  The Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

11.           Term of Agreement

This Agreement shall become effective upon being approved in accordance with the requirements of the Investment Company Act of 1940, and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or the Adviser or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Sub-Adviser.  This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

12.           Change in Control

The Sub-Adviser will promptly notify the Company and the Adviser of any change in the board of directors, management, principal shareholdings or control of the Sub-Adviser.

13.           Entire Agreement

This Agreement constitutes the entire agreement among the parties hereto.

14.           Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

15.           Consent to Jurisdiction and Service of Process

The Sub-Adviser irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action, or proceeding arising out of or relating to this Agreement.  The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action, or proceeding brought in such a court has been brought in an inconvenient forum.  The Sub-Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-Adviser is subject by a suit upon such judgment, provided that service of process is effected upon the Sub-Adviser in the manner specified in the following paragraph or as otherwise permitted by law.

As long as this Agreement remains in effect, the Sub-Adviser will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding in a New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this Agreement.  The Sub-Adviser hereby appoints Willkie Farr & Gallagher (c/o Daniel Schloendorn, Esq.) as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 153 E. 53rd Street, New York, New York 10022 (or at such other address in the Borough of Manhattan, The City of New York, as said agent may designate by written notice to the Company and the Adviser).  The Sub-Adviser hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Sub-Adviser set forth in the heading to this Agreement or to any other address of which the Sub-Adviser shall have given written notice to the Company and the Adviser.  The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service

(i) shall be deemed in every respect effective service of process upon the Sub-Adviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Sub-Adviser.

Nothing in this section shall affect the right of the Company or the Adviser to serve process in any manner permitted by law or limit the right of the Company or the Adviser to bring proceedings against the Sub-Adviser in the courts of any jurisdiction or jurisdictions.

16.           Independent Contractor Status

The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

17.           Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

18.           Notices

Any notice under this Agreement shall be in writing to the other party and shall be delivered in person or by facsimile or electronic mail (followed by mailing such notice, air mail postage prepaid, on the day on which such facsimile or electronic mail is sent) to such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail or electronic mail and mail, on the date on which such facsimile and confirmatory letter or  electronic mail and confirmatory letter are sent.

If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours,

THE CHILE FUND, INC.

By:
Name:
Title:

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

By:
Name:
Title:

Accepted:

CELFIN CAPITAL SERVICIOS FINANCIEROS S.A.

By:
Name:
Title:

FORM OF NEW SUB-ADVISORY AGREEMENT WITH

CELFIN CAPITAL SERVICIOS FINANCIEROS S.A. FOR

THE LATIN AMERICA EQUITY FUND, INC.

[Date], 2009

Celfin Capital Servicios Financieros S.A.

Apoquinda 3721, Piso 19

Santiago

Chile

Dear Sirs:

The Latin America Equity Fund, Inc. (formerly known as The Latin America Investment Fund, Inc.) (the “Company”), a corporation organized under the laws of the state of Maryland, and Aberdeen Asset Management Investment Services Limited, a corporation organized under the laws of the United Kingdom and the investment adviser to the Company (the “Adviser”), each herewith confirms its agreement with Celfin Capital Servicios Financieros S.A. (the “Sub-Adviser”) as follows:

1.             Investment Description; Appointment

The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as amended and in its Registration Statement as from time to time in effect (including its Registration Statement on Form N-14 as declared effective by the Securities and Exchange Commission on September 1, 2000), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company.  Copies of the Company’s Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Sub-Adviser.  The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Sub-Adviser on an on-going basis.  The Company and the Adviser desire to employ and hereby appoint the Sub-Adviser to act as investment sub-adviser to the Company with respect to Chilean investments.  The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.             Services as Investment Sub-Adviser

Subject to the supervision and direction of the Board of Directors of the Company and of the Adviser, the Sub-Adviser will (a) act in conformity with the Company’s Articles of Incorporation, the U.S. Investment Company Act of 1940 and the U.S. Investment Advisers Act of 1940, all applicable SEC rules and regulations and any other applicable provisions of law ,as the same may from time to time be amended, and (b) provide the following services: (1) furnishing advice and making recommendations to the Adviser regarding the purchase and sale of Chilean securities, (2) providing the Adviser with statistical, research and other factual data for their use in connection with the Company’s investment program in Chile, (3) identifying Chilean regulatory and other Chilean governmental requirements applicable to the Company in connection with the Company’s investment activities in Chile, (4) monitoring the execution of transactions and the settlement and clearance of the Company’s Chilean securities transactions and arranging for the transmission to the custodian of confirmations, trade tickets and other documents and information for such securities, (5) assisting the custodian, fund accountant or fund administrator, as the case may be, in determining or confirming the market value of any Chilean securities, and (6) providing information regarding corporate actions, repatriation restrictions, currency restrictions and other matters relating to the Company’s Chilean holdings as may be requested by the Company or the Adviser from time to time.

3.             Confidentiality of Information

The Sub-Adviser will treat confidentially and as proprietary information of the Company all records and other information relative to the Company, and the Company’s prior, current or potential shareholders, and will not use such information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

4.             Information Provided to the Adviser

The Sub-Adviser will keep the Adviser informed of developments in Chile materially affecting the Company, and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.  The Sub-Adviser will furnish the Adviser or Company with whatever information, reports, valuations, analyses and opinions the Adviser or Board of Directors of the Company may reasonably request.

5.             Compliance Policies

Throughout the term of the Agreement, the Sub-Adviser shall promptly submit to the Adviser:  (i) any material change to the Sub-Adviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act of 1940; (ii) notification of the commencement of a regulatory examination of the Sub-Adviser relating to the Company and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies; and (iii) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Company, including but not limited to any material violation of the Compliance Policies or of the Sub-Adviser’s code of ethics, and/or related code.  Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Polices by the Adviser) that the Adviser may reasonably request to enable the Company to comply with Rule 38a-1 under the Investment Company Act of 1940.

6.             Books and Records

The Sub-Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 the records required to be maintained by a registered investment company pursuant to Rule 31a-1 thereunder.  The Sub-Adviser, Adviser and the Company agree, in compliance with Rule 31a-3 under the Investment Company Act of 1940, that all records which the Sub-Adviser maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request.

7.             Standard of Care

The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraph 2 above.  The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Adviser in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Company or its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.             Compensation

(a)  In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser within five business days after the end of each calendar quarter during the term of this Agreement, a fee for the previous quarter computed monthly an annual rate of ..10% of the Company’s “Average Weekly Base Amount” (as defined below).

(b)           (i)            “Average Weekly Base Amount” for any quarter is the average of the lesser of (A) “Market Value” of the Company’s outstanding shares, and (B) the Company’s net assets, in each case determined as the last trading day for each week during that quarter.

(ii)           “Market Value” of the Company’s outstanding shares will be determined as follows:

(A)          if the Company’s shares are listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the exchange or market on which they are principally traded, on the valuation date; if there is no sale on the valuation date, the shares shall be valued at the mean between the closing bid and asked price;

(B)           if the Company’s shares are traded over-the-counter but are not listed or traded on any national securities exchange or on the Nasdaq National Market,  the shares shall be valued at the last sale price on the valuation date or, if no sale occurs on that date, at the last bid price; or

(C)           if the Company’s shares are not listed or traded on any recognized securities market or over-the-counter, the shares shall be deemed to have the same value as the underlying net assets of the Company as of the valuation date.

(c)           Pursuant to the terms of the Advisory Agreement between the Company and the Adviser, the Advisor may direct the Company to pay the Sub-Adviser directly amounts owed under this Agreement.  Other than in this instance, the Sub-Adviser shall have no right to obtain compensation directly from the Company for services provided hereunder and agrees to look solely to the Adviser for payment of fees due.

(d)           Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.  For the purpose of determining fees payable to the Sub-Adviser, the value of the Company’s net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

9.             Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement.  The Company will bear certain other expenses to be incurred in its operation, including:  organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors or employees of the Sub-Adviser, the Adviser, any other sub-investment adviser or any of their affiliates; U.S. Securities and Exchange Commission fees, state Blue Sky qualification or offering fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

10.           Services to Other Companies or Accounts

The Company understands that the Sub-Adviser now acts, will continue to act or may act in the future as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Sub-Adviser so acting.  The Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

11.           Term of Agreement

This Agreement shall become effective upon being approved in accordance with the requirements of the Investment Company Act of 1940, and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or the Adviser or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Sub-Adviser.  This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

12.           Change in Control

The Sub-Adviser will promptly notify the Company and the Adviser of any change in the board of directors, management, principal shareholdings or control of the Sub-Adviser.

13.           Entire Agreement

                This Agreement constitutes the entire agreement among the parties hereto.

14.           Governing Law

This Agreement shall be governed by and continued and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

15.           Consent to Jurisdiction and Service of Process

The Sub-Adviser irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this Agreement.  The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.  The Sub-Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-Adviser is subject by a suit upon such judgment, provided that service of process is effected upon the Sub-Adviser in the manner specified in the following paragraph or as otherwise permitted by law.

As long as this Agreement remains in effect, the Sub-Adviser will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding in a New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this Agreement.  The Sub-Adviser hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 1633 Broadway, New York, New York 10019 (or at such other address in the Borough of Manhattan, The City of New York, as said agent may designate by written notice to the Company and the Adviser.  The Sub-Adviser hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Sub-Adviser set forth in the heading to this Agreement or to any other address of which the Sub-Adviser shall have given written notice to the Company and the Adviser.  The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Sub-Adviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Sub-Adviser.

Nothing in this section shall affect the right of the Company or the Adviser to serve process in any manner permitted by law or limit the right of the Company or the Adviser to bring proceedings against the Sub-Adviser in the courts of any jurisdiction or jurisdictions.

16.           Independent Contractor Status

The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

17.           Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

18.           Notices

Any notice under this Agreement shall be in writing to the other party and shall be delivered in person or by facsimile or electronic mail (followed by mailing such notice, air mail postage prepaid, on the day on which such facsimile or electronic mail is sent) to such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail or electronic mail and mail, on the date on which such facsimile and confirmatory letter or  electronic mail and confirmatory letter are sent.

If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

Very truly yours,

THE LATIN AMERICA EQUITY FUND, INC.
By:
Name:
Title:

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
By:
Name:
Title:

Accepted:

CELFIN SERVICIOS FINANCIEROS S.A.

By:
Name:
Title:

EXHIBIT G

RATE OF COMPENSATION UNDER EXISTING SUB-ADVISORY AGREEMENTS; FEES PAID TO NON-CSAM
SUB-ADVISERS

RATE OF COMPENSATION UNDER THE SUB-ADVISORY AGREEMENTS

Fund

Rate of Compensation (fee is paid out of
amounts received by CSAM and is computed
monthly and paid quarterly at the rate below
based on the Fund’s average weekly market
value or net assets, whichever is lower)

The Chile Fund, Inc. - Celfin	0.20%
The Latin America Equity Fund, Inc. - Celfin	0.10%
The First Israel Fund, Inc. - Analyst Exchange	0.30%

FEES PAID TO CSAM SUB-ADVISERS

(PURSUANT TO SUB-ADVISORY AGREEMENT WITH RESPECT TO THE FUNDS BETWEEN

CSAM AND AFFILIATES)

Fund	Fees Paid
The Chile Fund, Inc. - Celfin	$318,879
The Latin America Equity Fund, Inc. - Celfin	$251,386
The First Israel Fund, Inc. - Analyst Exchange*	$270,601

*  In addition to the fee paid to Analyst Exchange, CSAM also pays Analyst Exchange, out of its advisory fee, a reimbursement for any Israeli Value added taxes (currently 15.5%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services.

G-1

EXHIBIT H

NOMINATING COMMITTEE CHARTER

NOMINATING COMMITTEE CHARTER

This document serves as the Charter for the Nominating Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) of each fund (the “Fund” and collectively the “Funds”) advised by Credit Suisse Asset Management, LLC (“Credit Suisse”) listed on Appendix A hereto (each such Charter being a separate Charter).

PURPOSE & SCOPE

The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of members with the competencies needed to oversee the Funds so that the interests of shareholders in the Funds are well-served.

In pursuit of this purpose, the scope of the Committee’s responsibilities shall include:

•   the nomination of new Directors.

•   the evaluation of the Board and its committee structure.

MEMBERSHIP

The Committee for each Fund shall consist of all of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and, if applicable, “independent” as such term is defined by the listing standards of the principal national securities exchange upon which the Fund’s shares are listed, if any.

The Committee shall appoint its Chairperson by a majority vote of its members.

The compensation, if any, of the Committee members shall be as determined by the Board.

NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

In nominating candidates, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to fund shareholders.  The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates.  The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Directors.

The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Secretary of each Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010.  Any submission should include, at a minimum, the following information:  As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)).  In the case of any Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.  Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

ADDITIONAL RIGHTS AND RESPONSIBILITIES

The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

The Committee may retain and terminate a search firm to identify director nominees, subject to the Board’s sole authority to approve the search firm’s fees and other retention terms.

The Committee shall be responsible for annually evaluating the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively.  The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

PROCEDURAL MATTERS

The Committee shall meet at least once a year.

The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

The Committee shall, from time to time (but not less frequently than annually) as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.  The Charter shall be posted on the Fund’s website.

The Board has granted to the Committee access to the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

May 14, 2008

APPENDIX A TO NOMINATING COMMITTEE CHARTER

Open-End Funds:

Credit Suisse Large Cap Growth Fund

Credit Suisse Capital Funds

Credit Suisse Large Cap Value Fund

Credit Suisse Small Cap Core Fund

Credit Suisse Absolute Return Fund

Credit Suisse Asia Bond Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse Institutional Fund

Asia Bond Portfolio

International Focus Portfolio

Credit Suisse International Focus Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Opportunity Funds

Credit Suisse High Income Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Global High Yield Fund

Credit Suisse Institutional Money Market Fund

Government Portfolio

Prime Portfolio

Credit Suisse Large Cap Blend Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Trust

Blue Chip Portfolio

Commodity Return Strategy Portfolio

Emerging Markets Portfolio

Global Small Cap Portfolio

International Focus Portfolio

Large Cap Value Portfolio

Mid-Cap Core Portfolio

Small Cap Core I Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

The Chile Fund

The Emerging Markets Telecommunications Fund

The First Israel Fund

The Indonesia Fund

The Latin America Equity Fund

EXHIBIT I

AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE CHARTER

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) of each fund (the “Fund”) advised by Credit Suisse Asset Management, LLC (“Credit Suisse”) listed on Appendix A hereto (each such Charter being a separate Charter).

Purpose

The primary purposes of the Committee are to:

•      assist Board oversight of

1.             the integrity of the Fund’s financial statements

2.             the independent auditor’s qualifications and independence

3.             the performance of the Fund’s independent auditors

4.             the Fund’s compliance with legal and regulatory requirements

•      prepare an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any;

•      oversee the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and practices and its internal controls relating thereto;

•      determine the selection, appointment, retention and termination of the Fund’s independent auditors, as well as approving the compensation of the auditors;

•      pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

•      act as a liaison between the Fund’s independent auditors and the Board.

The Fund’s independent auditors shall report directly to the Committee.

The primary function of the Committee is oversight.  The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund.  As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.  Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, Credit Suisse or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund.  In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.

Composition and Qualifications

(a)           The Committee shall consist of at least three Board members none of whom is an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Board Members”), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund’s Board in its business judgment.  Each member of the Committee must also meet the New York Stock Exchange’s independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).  If one or more members of the Committee qualify as an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee’s ACFE.  The Committee shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”).  The Chairperson shall serve as such until his successor is selected by the Committee.

The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

(b)           With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

(i)            that each member of the Audit Committee is “independent” pursuant to the governance standards of the New York Stock Exchange (“NYSE”) or applicable law or, in the case of a Fund whose securities are listed on the American Stock Exchange (“AMEX”), pursuant to the governance standards of the AMEX;

(ii)           that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement;

(iii)          that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the AMEX, is “financially sophisticated” pursuant to AMEX rules; and

(iv)          the adequacy of the Charter.

Duties and Powers

1.  To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate: (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund’s independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

(b) to resolve any disagreements between management and the independent auditors regarding financial reporting and to evaluate and accept the determination of independence made by the independent auditors;

(c) to pre-approve (i) all audit and permissible non-audit services(1) to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provides ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers);

(d) to meet with the Fund’s independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor’s comments communicated to the Committee with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-CSR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and (viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors’ specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent

(1)           The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and (ii) all permissible non-audit services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (“Covered Services Provider”) if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

(e) to review with the Fund’s management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report on any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management’s response, including any restrictions on the scope of the auditor’s activities or on access to requested information, and any significant disagreements with management;

(f) to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

(g) to review with management in a general manner, but not assume responsibility for, the Fund’s processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

(h) to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

(i) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(j) to establish policies governing the hiring by entities within the Fund’s investment company complex of employees or former employees of the independent auditors consistent with government regulations;

(k) at least annually, to obtain and review a report by the Fund’s independent auditors describing: (1) the audit firm’s internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor’s independence, all relationships between the independent auditors and the Fund, as well as Credit Suisse and any Covered Services Provider;

(l) to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund’s engagement;

(m) to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

(n) to review and discuss the Fund’s audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund’s disclosure of management’s discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund’s audited financial statements in the Fund’s annual report;

(o) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal or regulatory requirements and (3) the performance and independence of the Fund’s independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

(p) to meet periodically with Fund management on all relevant matters, apart from the Fund’s independent auditors.

2.             The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require.  A majority of the total number of members of the Committee shall constitute a quorum of the Committee.  A majority of the members of the Committee present shall be empowered to act on behalf of the Committee.  The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund’s management, the Fund’s independent auditors and the Fund’s other service providers as the members of the Committee deem necessary.  Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

3.             The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund.  The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund’s independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.  In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, Credit Suisse, the Fund’s sub-advisor(s), if any, the Fund’s counsel and the Fund’s other service providers.

4.             The Committee shall evaluate its performance under this Charter annually.

5.             The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board.  The Board also shall review and approve this Charter at least annually.

6.             This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the “non-interested” Board members (within the meaning of the Investment Company Act of 1940, as amended).

7.             The Chief Executive Officer (the “CEO”) and the Chief Financial Officer of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject.  In addition, the CEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

8.             FOR CLOSED-END FUNDS ONLY.  (a)   Each Fund whose securities are listed on the NYSE shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 1(b) above insofar as Section 1(b) relates to NYSE requirements.

(b)           The CEO of each Fund whose securities are listed on the NYSE shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund’s annual report to shareholders.  If the CEO of any such Fund provides notice to the NYSE upon receipt of a report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the relevant Fund.

(c)           If a Fund whose securities are listed on the AMEX provides the AMEX notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the 1934 Act relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted:  Effective May 14, 2008

Meeting	Audit Committee Action	Full Board Action
1st Quarter meeting (covering 4th Quarter results)

•      12/31 year end Funds: discuss results of audit [1(e)]

•      12/31 year end Funds: review financial statements and recommend to full boards that they be included in each respective annual report to shareholders [1(n)]

•      12/31 year end Funds: Obtain auditor letter as to adequacy of internal controls [1(d)]

•      All closed-end Funds: determine ability of Audit Committee Members to serve on multiple Audit Committees

•      All Funds: Audit Committee Members, determine independence and financial literacy of all, and financial expertise of at least one. [Composition and Qualifications (b)]

•      12/31 year end Funds: review financial statements and approve inclusion in each respective annual report to shareholders [1(n)]

Meeting	Audit Committee Action	Full Board Action
2nd Quarter meeting (covering 1st Quarter results)	• All Funds: undertake annual review of the adequacy of the Audit Committee Charter [5]	• All Funds: review adequacy of Audit Committee Charter and approve any changes to Audit Committee Charter recommended by Audit Committees [Composition and Qualifications (b)]

Meeting	Audit Committee Action	Full Board Action
3nd Quarter meeting (covering 2nd Quarter results)	No action required	No action required

Meeting	Audit Committee Action	Full Board Action
4th Quarter meeting (covering 3rd Quarter results)

•      All Funds: presentation of proposed scope of audit [1(d)]

•      All Funds: discuss audit fees, non-audit services and engagement letters [1(c)]

•      All Funds: approve independent auditors

•      All Funds: Review auditor report on audit firm’s internal quality-control procedures, material issues, performance and independence [1(k)]

•      All Funds: Audit Committee self-evaluation [4]

•      10/31 year end Funds: discuss results of audit [1(e)]

•      10/31 year end Funds: review financial statements and recommend to full board that they be included in the annual report to shareholders [1(n)]

	• 10/31 year end Funds: Obtain auditor letter as to adequacy of internal controls [1(d)]	• 10/31 year end Funds: review financial statements and approve inclusion in the respective annual report to shareholders [1(n)]

Special Telephonic

Meeting

APPENDIX A TO AUDIT COMMITTEE CHARTER

Open-End Funds:

Credit Suisse Large Cap Growth Fund

Credit Suisse Capital Funds

Credit Suisse Asia Bond Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Small Cap Core Fund

Credit Suisse Absolute Return Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse Institutional Fund

Asia Bond Portfolio

International Focus Portfolio

Credit Suisse International Focus Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Opportunity Funds

Credit Suisse High Income Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Global High Yield Fund

Credit Suisse Institutional Money Market Fund

Government Portfolio

Prime Portfolio

Credit Suisse Large Cap Blend Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Trust

Blue Chip Portfolio

Commodity Return Strategy Portfolio

Emerging Markets Portfolio

Global Small Cap Portfolio

International Focus Portfolio

Large Cap Value Portfolio

Mid-Cap Core Portfolio

Small Cap Core I Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

The Chile Fund

The Emerging Markets Telecommunications Fund

The First Israel Fund

The Indonesia Fund

The Latin America Equity Fund

[LOGO]

www.[          ].com

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EZVOTE CONSOLIDATED PROXY CARD

THE CHILE FUND, INC.

THE TOP HALF OF THIS FORM IS YOUR EZVOTE CONSOLIDATED PROXY. IT REFLECTS ALL OF YOUR ACCOUNTS REGISTERED TO THE SAME SOCIAL SECURITY OR TAX I.D. NUMBER AT THIS ADDRESS. BY VOTING AND SIGNING THE CONSOLIDATED PROXY CARD, YOU ARE VOTING ALL OF THESE ACCOUNTS IN THE SAME MANNER AS INDICATED ON THE REVERSE SIDE OF THE FORM.

THE FIRST ISRAEL FUND, INC.
THE LATIN AMERICA EQUITY FUND, INC.
THE INDONESIA FUND, INC.
THE EMERGING MARKETS
TELECOMMUNICATIONS FUND, INC.

MASTER CONTROL NUMBER: XXX XXX XXX XXX XX	TO VOTE BY TELEPHONE OR INTERNET, SEE INSTRUCTIONS BELOW.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

MAY 8, 2009

The  undersigned hereby appoints as proxies J. Kevin Gao and Karen Regan, and each of them (with power of substitution), to vote all the undersigned’s shares in The Chile Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Indonesia Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. at the Annual Meeting of Shareholders to be held on May 8, 2009, at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010 and any adjournment thereof (“Meeting”), and to otherwise represent the undersigned with all the power the undersigned would have if personally present at the Meeting.

The Annual Meeting for each Fund will begin at the following time:

Fund	Annual Meeting Time
The Indonesia Fund, Inc.	9:00 a.m. New York time
The First Israel Fund, Inc.	10:00 a.m. New York time
The Emerging Markets Telecommunications Fund, Inc.	11:00 a.m. New York time
The Chile Fund, Inc.	1:00 p.m. New York time
The Latin America Equity Fund, Inc.	2:00 p.m. New York time

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.  THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS OF THE CHILE FUND, INC., THE FIRST ISRAEL FUND, INC., THE LATIN AMERICA EQUITY FUND, INC., THE INDONESIA FUND, INC. AND THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

The shares represented by this proxy will be voted as instructed.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED ON THE REVERSE SIDE.  THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT AUTHORIZING YOUR PROXY BY PHONE OR INTERNET,  PLEASE  SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

, 2009
Signature (owner, trustee, custodian, etc.)
(PLEASE SIGN IN BOX)

Please sign exactly as name appears hereon If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

[ ]-EZ

DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

FAST, CONVENIENT VOTING OPTIONS!

•        VOTE BY TELEPHONE. Call our toll-free dedicated voting number [                      ]. The voting site is open 24 hours a day, 7 days a week. Enter your MASTER CONTROL NUMBER shown above and follow the recorded instructions. You may vote all accounts at once or each account separately. Your vote will be confirmed at the end of the call.

TO VOTE EACH OF YOUR ACCOUNTS SEPARATELY On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

•        VOTE ON THE INTERNET. Log on our Internet voting web site - [                      ] and enter your MASTER CONTROL NUMBER. Follow the on-screen instructions. You may vote all accounts at once or each account separately. You may request an e-mail confirmation of your vote.

NOTE: IF YOU ELECT TO VOTE EACH ACCOUNT SEPARATELY, DO NOT RETURN THE CONSOLIDATED PROXY CARD ABOVE. SIGN AND DATE BELOW IF YOU ARE VOTING EACH ACCOUNT SEPARATELY.

NOTE:	IF YOU VOTE BY PHONE OR ON THE INTERNET, IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD.

, 2009

Signature (owner, trustee, custodian, etc.)
(PLEASE SIGN IN BOX)

Please sign exactly as name appears hereon.  If shares are held in the name of two or more persons, any may sign.  Attorneys-in-fact, executors, administrators, etc. should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

[ ]-IND

EZVOTE CONSOLIDATED PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.   IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE  OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.   PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.  ☒

ANNUAL MEETING PROPOSAL

FOR ALL
	NOMINEES	WITHHOLD
	LISTED	AUTHORITY TO
1. To elect Directors to the Board of	(EXCEPT AS NOTED	VOTE FOR ALL
Directors of each Fund.	AT BELOW)	NOMINEES LISTED

	☐	☐

Fund	Nominee(s)
The Chile Fund, Inc.	Enrique R. Arzac
The First Israel Fund, Inc.	Enrique R. Arzac
The Indonesia Fund, Inc.	Enrique R. Arzac Steven N. Rappaport
The Latin America Equity Fund, Inc.	Enrique R. Arzac Lawrence J. Fox
The Emerging Markets Telecommunications Fund, Inc.	Walter Eberstadt Steven N. Rappaport

Instruction:     To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[ ]-EZ
DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

EZVOTE CONSOLIDATED PROXY CARD

THE CHILE FUND, INC.

THE TOP HALF OF THIS FORM IS YOUR EZVOTE CONSOLIDATED PROXY. IT REFLECTS ALL OF YOUR ACCOUNTS REGISTERED TO THE SAME SOCIAL SECURITY OR TAX I.D. NUMBER AT THIS ADDRESS. BY VOTING AND SIGNING THE CONSOLIDATED PROXY CARD, YOU ARE VOTING ALL OF THESE ACCOUNTS IN THE SAME MANNER AS INDICATED ON THE REVERSE SIDE OF THE FORM.

THE FIRST ISRAEL FUND, INC.
THE LATIN AMERICA EQUITY FUND, INC.
THE INDONESIA FUND, INC.
THE EMERGING MARKETS
TELECOMMUNICATIONS FUND, INC.

MASTER CONTROL NUMBER: XXX XXX XXX XXX XX	TO VOTE BY TELEPHONE OR INTERNET, SEE INSTRUCTIONS BELOW.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

May 8, 2009

     The undersigned hereby appoints as proxies J. Kevin Gao and Karen Regan, and each of them (with power of substitution), to vote all the undersigned’s shares in The Chile Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Indonesia Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. at the Special Meeting of Shareholders to be held on May 8, 2009, at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010 and any adjournment thereof (“Special Meeting”), and to otherwise represent the undersigned with all the power the undersigned would have if personally present at the Special Meeting.

The Special Meeting for each Fund will begin at the following time:

Fund	Special Meeting Time
The Indonesia Fund, Inc.	9:30 a.m. New York time
The First Israel Fund, Inc.	10:30 a.m. New York time
The Emerging Markets Telecommunications Fund, Inc.	11:30 a.m. New York time
The Chile Fund, Inc.	1:30 p.m. New York time
The Latin America Equity Fund, Inc.	2:30 p.m. New York time

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Special Meeting.  THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS OF THE CHILE FUND, INC., THE FIRST ISRAEL FUND, INC., THE LATIN AMERICA EQUITY FUND, INC., THE INDONESIA FUND, INC. AND THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

The shares represented by this proxy will be voted as instructed.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT AUTHORIZING YOUR PROXY BY PHONE OR INTERNET,  PLEASE  SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

, 2009
Signature (owner, trustee, custodian, etc.)
(PLEASE SIGN IN BOX)

Please sign exactly as name appears hereon If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact executors, administrators, etc. should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

[ ]-EZ

DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

FAST, CONVENIENT VOTING OPTIONS!

•        VOTE BY TELEPHONE. Call our toll-free dedicated voting number [                      ]. The voting site is open 24 hours a day, 7 days a week. Enter your MASTER CONTROL NUMBER shown above and follow the recorded instructions. You may vote all accounts at once or each account separately. Your vote will be confirmed at the end of the call.

TO VOTE EACH OF YOUR ACCOUNTS SEPARATELY On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

•        VOTE ON THE INTERNET. Log on our Internet voting web site - [                      ] and enter your MASTER CONTROL NUMBER. Follow the on-screen instructions. You may vote all accounts at once or each account separately. You may request an e-mail confirmation of your vote.

NOTE: IF YOU ELECT TO VOTE EACH ACCOUNT SEPARATELY, DO NOT RETURN THE CONSOLIDATED PROXY CARD ABOVE. SIGN AND DATE BELOW IF YOU ARE VOTING EACH ACCOUNT SEPARATELY.
NOTE:	IF YOU VOTE BY PHONE OR ON THE INTERNET, IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD.

, 2009

Signature (owner, trustee, custodian, etc.)
(PLEASE SIGN IN BOX)

Please sign exactly as name appears hereon.  If shares are held in the name of two or more persons, any may sign.  Attorneys-in-fact, executors, administrators, etc. should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

[ ]-IND

EZVOTE CONSOLIDATED PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE  OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.  ☒

SPECIAL MEETING PROPOSALS

	FOR	AGAINST	ABSTAIN
(1)(a). Approve a New Advisory Agreement between each Fund, on behalf of the Fund, and Aberdeen Asset Management Investment Services Limited (CH, ISL, LAQ, ETF shareholders only).	☐	☐	☐

(1)(b). Approve a New Advisory Agreement between the Fund, on behalf of the Fund, and Aberdeen Asset Management Asia Limited (IF shareholders only).	☐	☐	☐

(2)(a)  Approve a New Sub-Advisory Agreement among The First Israel Fund, Inc., Aberdeen Asset Management Investment Services Limited and Analyst Exchange and Trading Services Ltd. (shareholders of ISL only).

	☐	☐	☐

(2)(b)  Approve a New Sub-Advisory Agreement with respect to each of The Chile Fund, Inc. and The Latin America Equity Fund, Inc., among the applicable Fund, Aberdeen Asset Management Investment Services Limited and Celfin Capital Servicios Financieros S.A. (shareholders of CH and LAQ only).

	☐	☐	☐

IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CALL                     .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[ ]-EZ
DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

INDIVIDUAL FORM - ANNUAL MEETING

NOTE: IF YOU HAVE USED THE CONSOLIDATED FORM, DO NOT VOTE

THE INDIVIDUAL FORM BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE CHILE FUND, INC.

FOR ALL
		NOMINEES	WITHHOLD
	To elect Directors to the	LISTED	AUTHORITY
	Board of Directors of	(EXCEPT AS	TO VOTE FOR ALL
	the Fund.	NOTED BELOW)	NOMINEES LISTED

	Nominees:	☐	☐

(01) Enrique R. Arzac

Instruction: To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE CHILE FUND, INC.

FOR ALL
		NOMINEES	WITHHOLD
	To elect Directors to the	LISTED	AUTHORITY
	Board of Directors of	(EXCEPT AS	TO VOTE FOR ALL
	the Fund.	NOTED BELOW)	NOMINEES LISTED

	Nominees:	☐	☐

(01) Enrique R. Arzac

Instruction: To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CALL                     .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDIVIDUAL FORM - SPECIAL MEETING

NOTE: IF YOU HAVE USED THE CONSOLIDATED FORM, DO NOT VOTE

THE INDIVIDUAL FORM BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE CHILE FUND, INC.

	FOR	AGAINST	ABSTAIN
1. Approve a New Advisory Agreement between The Chile Fund, Inc. and Aberdeen Asset Management Investment Services Limited.	☐	☐	☐

2. Approve a New Sub-Advisory Agreement among The Chile Fund, Inc., Aberdeen Asset Management Investment Services Limited and Celfin Capital Servicios Financieros S.A.	☐	☐	☐

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE CHILE FUND, INC.

	FOR	AGAINST	ABSTAIN
1. Approve a New Advisory Agreement between The Chile Fund, Inc. and Aberdeen Asset Management Investment Services Limited.	☐	☐	☐

2. Approve a New Sub-Advisory Agreement among The Chile Fund, Inc., Aberdeen Asset Management Investment Services Limited and Celfin Capital Servicios Financieros S.A.	☐	☐	☐

IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CALL                      .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDIVIDUAL FORM - ANNUAL MEETING

NOTE: IF YOU HAVE USED THE CONSOLIDATED FORM, DO NOT VOTE

THE INDIVIDUAL FORM BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE FIRST ISRAEL FUND, INC.

FOR ALL
	NOMINEES	WITHHOLD
To elect Directors to the	LISTED	AUTHORITY
Board of Directors of	(EXCEPT AS	TO VOTE FOR ALL
the Fund.	NOTED BELOW)	NOMINEES LISTED

Nominees:	☐	☐

(01) Enrique R. Arzac

Instruction:  To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE FIRST ISRAEL FUND, INC.

FOR ALL
	NOMINEES	WITHHOLD
To elect Directors to the	LISTED	AUTHORITY
Board of Directors of	(EXCEPT AS	TO VOTE FOR ALL
the Fund.	NOTED BELOW)	NOMINEES LISTED

Nominees:	☐	☐

(01) Enrique R. Arzac

Instruction:  To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CALL                      .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDIVIDUAL FORM - SPECIAL MEETING

NOTE: IF YOU HAVE USED THE CONSOLIDATED FORM, DO NOT VOTE

THE INDIVIDUAL FORM BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE FIRST ISRAEL FUND, INC .

	FOR	AGAINST	ABSTAIN
1. Approve a New Advisory Agreement between The First Israel Fund, Inc. and Aberdeen Asset Management Investment Services Limited.	☐	☐	☐

2. Approve a New Sub-Advisory Agreement among The First Israel Fund, Inc., Aberdeen Asset Management Investment Services Limited and Analyst Exchange and Trading Services Ltd.	☐	☐	☐

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE FIRST ISRAEL FUND, INC.

	FOR	AGAINST	ABSTAIN
1. Approve a New Advisory Agreement between The First Israel Fund, Inc. and Aberdeen Asset Management Investment Services Limited.	☐	☐	☐

2. Approve a New Sub-Advisory Agreement among The First Israel Fund, Inc., Aberdeen Asset Management Investment Services Limited and Analyst Exchange and Trading Services Ltd.	☐	☐	☐

IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CALL                      .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[     ] -IND

INDIVIDUAL FORM - ANNUAL MEETING

NOTE: IF YOU HAVE USED THE CONSOLIDATED FORM, DO NOT VOTE

THE INDIVIDUAL FORM BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE INDONESIA FUND, INC.

FOR ALL
	NOMINEES	WITHHOLD
To elect Directors to the	LISTED	AUTHORITY
Board of Directors of	(EXCEPT AS	TO VOTE FOR ALL
the Fund.	NOTED BELOW)	NOMINEES LISTED

Nominees:	☐	☐

(01) Enrique R. Arzac
(02) Steven N. Rappaport

Instruction:  To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE INDONESIA FUND, INC.

FOR ALL
	NOMINEES	WITHHOLD
To elect Directors to the	LISTED	AUTHORITY
Board of Directors of	(EXCEPT AS	TO VOTE FOR ALL
the Fund.	NOTED BELOW)	NOMINEES LISTED

Nominees:	☐	☐

(01) Enrique R. Arzac
(02) Steven N. Rappaport

Instruction:  To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CALL                      .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 INDIVIDUAL FORM - SPECIAL MEETING

NOTE: IF YOU HAVE USED THE CONSOLIDATED FORM, DO NOT VOTE

THE INDIVIDUAL FORM BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE INDONESIA FUND, INC.

	FOR	AGAINST	ABSTAIN
1. Approve a new Advisory Agreement between The Indonesia Fund, Inc. and Aberdeen Asset Management Asia Limited.	☐	☐	☐

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE INDONESIA FUND, INC.

	FOR	AGAINST	ABSTAIN
1. Approve a new Advisory Agreement between The Indonesia Fund, Inc. and Aberdeen Asset Management Asia Limited.	☐	☐	☐

IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CALL                      .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDIVIDUAL FORM - ANNUAL MEETING

NOTE: IF YOU HAVE USED THE CONSOLIDATED FORM, DO NOT VOTE

THE INDIVIDUAL FORM BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE LATIN AMERICA EQUITY FUND, INC.

FOR ALL
	NOMINEES	WITHHOLD
To elect Directors to the	LISTED	AUTHORITY
Board of Directors of	(EXCEPT AS	TO VOTE FOR ALL
the Fund.	NOTED BELOW)	NOMINEES LISTED

Nominees:	☐	☐

(01) Enrique R. Arzac
(02) Lawrence J. Fox

Instruction:  To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE LATIN AMERICA EQUITY FUND, INC.

FOR ALL
	NOMINEES	WITHHOLD
To elect Directors to the	LISTED	AUTHORITY
Board of Directors of	(EXCEPT AS	TO VOTE FOR ALL
the Fund.	NOTED BELOW)	NOMINEES LISTED

Nominees:	☐	☐

(01) Enrique R. Arzac
(02) Lawrence J. Fox

Instruction:  To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CALL                      .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDIVIDUAL FORM - SPECIAL MEETING

NOTE: IF YOU HAVE USED THE CONSOLIDATED FORM, DO NOT VOTE

THE INDIVIDUAL FORM BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE LATIN AMERICA EQUITY FUND, INC.

	FOR	AGAINST	ABSTAIN
1. Approve a New Advisory Agreement between The Latin America Equity Fund, Inc. and Aberdeen Asset Management Investment Services Limited.	☐	☐	☐

2. Approve a New Sub-Advisory Agreement among The Latin America Equity Fund, Inc., Aberdeen Asset Management Investment Services Limited and Celfin Capital Servicios Financieros S.A.	☐	☐	☐

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE LATIN AMERICA EQUITY FUND, INC.

	FOR	AGAINST	ABSTAIN
1. Approve a New Advisory Agreement between The Latin America Equity Fund, Inc. and Aberdeen Asset Management Investment Services Limited.	☐	☐	☐

2. Approve a New Sub-Advisory Agreement among The Latin America Equity Fund, Inc., Aberdeen Asset Management Investment Services Limited and Celfin Capital Servicios Financieros S.A.	☐	☐	☐

[    ] -IND

IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CALL                     .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDIVIDUAL FORM - ANNUAL MEETING

NOTE: IF YOU HAVE USED THE CONSOLIDATED FORM, DO NOT VOTE

THE INDIVIDUAL FORM BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FOR ALL
	NOMINEES	WITHHOLD
To elect Directors to the	LISTED	AUTHORITY
Board of Directors of	(EXCEPT AS	TO VOTE FOR ALL
the Fund.	NOTED BELOW)	NOMINEES LISTED

Nominees:	☐	☐

(01) Walter Eberstadt
(02) Steven N. Rappaport

Instruction:  To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FOR ALL
	NOMINEES	WITHHOLD
To elect Directors to the	LISTED	AUTHORITY
Board of Directors of	(EXCEPT AS	TO VOTE FOR ALL
the Fund.	NOTED BELOW)	NOMINEES LISTED

Nominees:	☐	☐

(01) Walter Eberstadt
(02) Steven N. Rappaport

Instruction:  To Withhold Authority To Vote for Any Individual Nominee, Write The Number(s) in the Line Immediately Below.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CALL                     .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDIVIDUAL FORM - SPECIAL MEETING

NOTE: IF YOU HAVE USED THE CONSOLIDATED FORM, DO NOT VOTE

THE INDIVIDUAL FORM BELOW.

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

	FOR	AGAINST	ABSTAIN
1. Approve a New Advisory Agreement between The Emerging Markets Telecommunications Fund, Inc. and Aberdeen Asset Management Investment Services Limited.	☐	☐	☐

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345	CONTROL NUMBER
XXX XXX XXX XXX XX

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

	FOR	AGAINST	ABSTAIN
1. Approve a New Advisory Agreement between The Emerging Markets Telecommunications Fund, Inc. and Aberdeen Asset Management Investment Services Limited.	☐	☐	☐

IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CALL                     .

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.